Exhibit 10.1

Fourth Deed of Amendment and

Restatement of Syndicated

Facility Agreement

Amcor Limited (the Company);

The subsidiaries of the Company listed in Part I of Schedule

1 as borrowers (together with the Company, the

Borrowers);

The subsidiaries of the Company listed in Part I of Schedule

1 as guarantors (together with the Company, the

Guarantors);

Commonwealth Bank of Australia, J.P. Morgan Australia

Limited, National Australia Bank Limited and Westpac

Banking Corporation (each, an Original Mandated Lead

Arranger and Bookrunner);

The entities listed in Part II and Part III of Schedule 1 as lenders (the

Lenders);

The entities listed in Part IV of Schedule 1 as Affiliates of the

Lenders;

Westpac Banking Corporation (the Agent).

US$1,340,400,000 Syndicated Facility Agreement

Table of Contents

1	Definitions and Interpretation		2

	1.1	Facility Agreement Definitions	2

	1.2	Definitions	2

	1.3	Interpretation	2

	1.4	Independent assessment by Lenders	2

	1.5	Inconsistency	2

2	Amendment and restatement		2

3	Accession of the Additional Lender		3

4	Conditions Precedent		3

	4.1	Conditions precedent	3

	4.2	Notice of Refinancing Time	4

5	Remaining Provisions Unaffected		4

6	Guarantor acknowledgment		4

7	Affirmation		5

8	Public Offer		5

9	Preservation of accrued rights		6

10	Financing Document		6

11	Governing Law and Jurisdiction		6

12	Notices		6

13	Counterparts		6

Gilbert + Tobin

Date 2 March 2018

Parties

1                         Amcor Limited (ABN 62 000 017 372) incorporated in Australia of Level 11, 60 City Road, Southbank, Victoria, Australia (the Company);

2                         The subsidiaries of the Company listed in Part I of Schedule 1 as borrowers (together with the Company, the Borrowers);

3                         The subsidiaries of the Company listed in Part I of Schedule 1 as guarantors (together with the Company, the Guarantors);

4                         Commonwealth Bank of Australia, J.P. Morgan Australia Limited, National Australia Bank Limited and Westpac Banking Corporation (each, an Original Mandated Lead Arranger and Bookrunner);

5                         The entities listed in Part II of Schedule 1 (the Existing Lenders) and Part III of Schedule 1 (the Additional Lender) as lenders (together, the Lenders);

6                         The entities listed in Part IV of Schedule 1 as Affiliates of the Lenders;

7                         Westpac Banking Corporation (the Agent).

Recitals

A                       Each of the Company, the Borrowers, the Guarantors, the Original Mandated Lead Arrangers and Bookrunners, the Existing Lenders, the Agent and others are parties to an agreement entitled ‘US$1,342,000,000 Syndicated Facility Agreement’ originally dated 1 December 2010 as amended from time to time and most recently amended and restated on 22 July 2015 (the Existing Syndicated Facility Agreement) pursuant to which the Existing Lenders have provided facilities to the Borrowers.

B                       The commitments in respect of Tranche B of the Existing Syndicated Facility Agreement are to be refinanced on and from the Refinancing Time by amending and restating the Existing Syndicated Facility Agreement on the terms set out in the Amended and Restated Syndicated Facility Agreement.

C                       The Company invited more than ten banks and financial institutions not being associates of each other to participate in the refinancing of Tranche B of the Existing Syndicated Facility Agreement and, as a consequence of this invitation, certain Lenders have agreed to participate in the refinancing of Tranche B of the Existing Syndicated Facility Agreement on the terms of the Amended and Restated Syndicated Facility Agreement.

D                       The Additional Lender has agreed to enter into this Deed to become a Lender under the Amended and Restated Syndicated Facility Agreement on and from the Refinancing Time and to make certain Tranche B Commitments available to the Borrower.

E                        The parties have agreed to enter into this Deed to provide for the amendment and restatement of the Existing Syndicated Facility Agreement.

It is agreed as follows.

1                                 Definitions and Interpretation

1.1                       Facility Agreement Definitions

Unless otherwise defined, a word or phrase defined in the Existing Syndicated Facility Agreement has the same meaning when used in this Deed.

1.2                       Definitions

Amended and Restated Syndicated Facility Agreement means the Existing Syndicated Facility Agreement as amended and restated in accordance with clause 2 (Amendment and restatement).

Facilities means the cash advance facilities provided or to be provided under the Amended and Restated Syndicated Facility Agreement.

Fee Letter means the letter dated on or about the date of this Deed between the Company and the Lenders in connection with Tranche B of the Amended and Restated Syndicated Facility Agreement in respect of certain fees to be paid by the Company.

Party means a party to this Deed.

Refinancing Time has the meaning given in clause 4.1 (Conditions precedent).

Tranche B Lender means a Lender with a Tranche B Commitment under the Amended and Restated Syndicated Facility Agreement.

1.3                       Interpretation

Clauses 1.2 and 1.3 of the Existing Syndicated Facility Agreement apply as if incorporated in this Deed.

1.4                       Independent assessment by Lenders

Each Lender acknowledges and agrees to the provisions specified in clauses 27.9 (Exclusion of Liability) and 27.14 (Credit appraisal by the Lenders) of the Existing Syndicated Facility Agreement as if references to ‘Financing Document’ included this Deed.

1.5                       Inconsistency

In the event of any inconsistency (in the sense that it is impossible to comply with both) between this Deed and a provision in another Financing Document, this Deed shall prevail to the extent of that inconsistency.

2                                 Amendment and restatement

Subject to Clause 4, at the Refinancing Time:

(a)                         the Existing Syndicated Facility Agreement is amended to read as set out in Schedule 2 and each Party will be bound by, and have the benefit of, the terms of the Amended and Restated Syndicated Facility Agreement;

(b)                         each Tranche B Lender will have a Tranche B Commitment in an amount which is set out against its name in Part II of Schedule 1 of the Amended and Restated Syndicated Facility Agreement; and

(c)                          any reference to the Existing Syndicated Facility Agreement in a Financing Document (except for this Deed) is to be read as referring to the Amended and Restated Syndicated Facility Agreement.

3                                 Accession of the Additional Lender

At the Refinancing Time:

(a)                   the Additional Lender shall accede to the Amended and Restated Syndicated Facility Agreement as a Lender with the Commitments specified next to its name in Part II of Schedule 1 to the Amended and Restated Syndicated Facility Agreement; and

(b)                   the Additional Lender shall become a Party to the Amended and Restated Syndicated Facility Agreement as a “Lender” and entitled to the benefits of any other Financing Document entered into by the Agent as agent for the Lenders.

4                                 Conditions Precedent

4.1                       Conditions precedent

The amendments to the Existing Syndicated Facility Agreement contemplated by clause 2 take effect from the time (the Refinancing Time) at which the Agent notifies the Company in accordance with clause 4.2 that each of the following conditions has been satisfied (or, if not satisfied, has been waived in writing by the Lenders):

(a)                   (Finance Documents) a duly executed original counterpart of this Deed and each Fee Letter;

(b)                   (conditions precedent to Refinancing Time) the Agent has received a Verification Certificate given in respect of each Obligor and dated no more than 5 Business Days before the Refinancing Time which includes the following:

(i)                             (Constitution) a certified copy of the constitutional documents (including certificates of registration) of each Obligor or a certification that the constitutional documents have not changed since last provided to the Agent;

(ii)                          (Resolutions) a certified copy of an extract of resolution of the board of directors of each Obligor in respect of the transactions and delegations contemplated by, or related to the execution of, this Deed;

(iii)                       (Power of attorney) if applicable, original powers of attorney for the execution of this Deed and any other relevant Financing Document, stamped and registered (if required);

(iv)                      (Specimen signatures) a specimen of the signature of each Authorised Officer of each Obligor;

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(v)                         (Authorisations) a certification that the Company has obtained:

(A)                       all Authorisations (if any) required in connection with the entry into and performance of this Deed, the Fee Letter and each other Financing Document to which it is a party and such Authorisations remain in full force and effect; and

(B)                       in the case of the Company, that the Company has complied with Chapter 2E of the Corporations Act in entering this Deed, the Fee Letter and each other Financing Document to which it is a party;

(vi)                      (No Default) a certification that there exists no Default in respect of each Obligor (or, in the case of the Company, any other member of the Group) which is continuing or would result from the provision of any Loan; and

(vii)                   (Group Structure Diagram) a certified copy of an updated group structure diagram in respect of the Group.

(c)                           (Legal opinions) each Lender has received a PDF copy of a legal opinion from:

(A)                       Herbert Smith Freehills, as to the laws of Victoria;

(B)                       Allen & Overy LLP, as to the laws of England and Wales; and

(C)                       Allen & Overy LLP, as to the laws of the State of New York, corporate laws of the State of Delaware and the federal laws of United States of America,

in respect of this Deed and each other Financing Document;

(d)                         (Fees and costs) each Lender has received evidence that all fees, costs and expenses due and payable by an Obligor under the Financing Documents up to and including the Refinancing Time (including all fees due and payable under the Fee Letters) have or will be paid; and

(e)                          (Know your customer) each Lender has received all documentation and other evidence reasonably requested from the Company or an Obligor by a Lender before the date of this Deed to comply with its usual “know your customer” procedures which are required in order to comply with applicable laws.

4.2                       Notice of Refinancing Time

Immediately upon the satisfaction or waiver of each of the conditions listed in clause 4.1, the Agent (acting on the instructions of all Lenders) must issue a notice to the Company in substantially the form of the notice set out in Schedule 3, and provide a copy of that notice to each Lender.

5                                 Remaining Provisions Unaffected

Except as specifically amended by this Deed, the provisions of the Existing Syndicated Facility Agreement remain in full force and effect.

6                                 Guarantor acknowledgment

Each Guarantor confirms that its obligations under the Existing Syndicated Facility Agreement continue to apply despite the amendments contemplated or effected by this Deed.

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7                                 Affirmation

(a)                         The representations set out in clause 20 of the Existing Syndicated Facility Agreement and clause 20.4 of the Amended and Restated Syndicated Facility Agreement are taken to be made by the Company (in respect of itself and each member of the Group) and (other than in the case of the representations at paragraphs (f), (g), (h), (i), (j), (m), (p), and (q) of clause 20.1 of the Existing Syndicated Facility Agreement) each other Obligor (in respect of itself and each of its Subsidiaries) on the date of this Deed and the Refinancing Time with reference to the facts and circumstances then existing.

(b)                         Each Obligor acknowledges that each Finance Party has entered into this Deed in reliance on it making the representations and warranties in accordance with this clause 7.

8                                 Public Offer

(a)                          The Company, on behalf of itself and each other Borrower, undertakes, represents and warrants as follows:

(i)                             On behalf of itself and each other Borrower, it has made invitations to become a Lender under the Amended and Restated Syndicated Facility Agreement in respect of the Facilities to at least ten parties, each of whom at the date the relevant invitation was made, the Company reasonably believed was carrying on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, for the purposes of Section 128F(3A)(a)(i) of the Tax Act; and

(ii)                          The Company reasonably believed each offeree:

(A)                       was not an Associate of any of the other offerees; and

(B)                       was not an Offshore Associate of the Company or any other Borrower.

(b)                          Each Lender represents and warrants that:

(i)                             an offer to participate in the Facilities was made to it by the Company, on behalf of itself and each other Borrower;

(ii)                          it was, at the time of the offer, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets, and

(iii)                       it will be, at the time of advancing funds under the Facilities, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

(iv)                      except as disclosed to the Company, so far as its officers and agents involved in respect of the Facilities have actual knowledge, it is not an Associate of any other person which is a party to this deed, other than those referred to in Part III of Schedule 1.

(c)                          At the cost of the Company, each Lender and the Agent will, so far as it is reasonably able to do so, do or provide such other things (including information) which the Company reasonably asks it to do or provide in connection with the offers to participate in the

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Facilities which the Company considers practicable and necessary to ensure that the requirements of section 128F of the Tax Act are satisfied.

9                                 Preservation of accrued rights

(a)                         Except as provided in this Deed, each party to the Existing Syndicated Facility Agreement remains entitled to, and bound by, its respective rights and obligations in respect of its participation under the Existing Syndicated Facility Agreement and any of its respective other rights and obligations under the Financing Documents which have accrued up to the Refinancing Time.

(b)                         Subject to the terms of this Deed, the Existing Syndicated Facility Agreement will remain in full force and effect and, with effect from the Refinancing Time, the Amended and Restated Syndicated Facility Agreement and this Deed shall be read and construed as one document.

10                          Financing Document

Each of this Deed and the Fee Letter are Financing Documents for the purposes of the Amended and Restated Syndicated Facility Agreement.

11                          Governing Law and Jurisdiction

Clauses 43 and 44 of the Existing Syndicated Facility Agreement apply in this Deed as if set out in full in this Deed and as if references to ‘this Agreement’ were references to ‘this Deed’.

12                          Notices

(a)                         Clause 32 of the Existing Syndicated Facility Agreement applies to this Deed as if set out in full in this Deed and as if references to ‘Financing Documents’ included references to this Deed.

(b)                         Notwithstanding paragraph (a), all notices and communications in respect of this Deed should be delivered to the addresses and fax numbers for each party set out in Schedule 1 of this Deed.

13                          Counterparts

This Deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

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Executed and delivered as a Deed.

Each attorney executing this Deed states that he or she has no notice of revocation or suspension of his or her power of attorney

IN WITNESS of which this deed has been executed and has been delivered on the date which appears first on page 1.

Borrowers

Signed Sealed and Delivered for Amcor

Limited by its attorney under power of attorney

dated 8 December 2017

in the presence of:

/s/ Graeme Vavasseur	/s/ Michael Casamento
Witness signature	Attorney signature

Graeme Vavasseur	Michael Casamento
Print name	Print name

Executed as a deed by Amcor UK Finance

PLC by its attorney under power of attorney

dated 27 February 2018

in the presence of:

/s/ Graeme Vavasseur	/s/ Michael Casamento
Witness signature	Attorney signature

Graeme Vavasseur	/s/ Michael Casamento
Print name	Print name

7

Signed Sealed and Delivered for Amcor

Finance (USA), Inc. by its attorney under power

of attorney dated 27 February 2018

in the presence of:

/s/ Graeme Vavasseur	/s/ Michael Casamento
Witness signature	Attorney signature

Graeme Vavasseur	Michael Casamento
Print name	Print name

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Guarantors

Signed Sealed and Delivered for Amcor

Limited by its attorney under power of attorney

dated 8 December 2017

in the presence of:

/s/ Graeme Vavasseur	/s/ Michael Casamento
Witness signature	Attorney signature

Graeme Vavasseur	Michael Casamento
Print name	Print name

Executed as a deed by Amcor UK Finance

PLC by its attorney under power of attorney

dated 27 February 2018

in the presence of:

/s/ Graeme Vavasseur	/s/ Michael Casamento
Witness signature	Attorney signature

Graeme Vavasseur	Michael Casamento
Print name	Print name

Signed Sealed and Delivered for Amcor

Finance (USA), Inc. by its attorney under power

of attorney dated 27 February 2018

in the presence of:

/s/ Graeme Vavasseur	/s/ Michael Casamento
Witness signature	Attorney signature

Graeme Vavasseur	Michael Casamento
Print name	Print name

9

Agent

Signed Sealed and Delivered for Westpac

Banking Corporation by its attorney under

power of attorney dated 17 January 2001

in the presence of:

/s/ Stephanie Dennyson	/s/ Simone Mallard
Witness signature	Attorney signature

STEPHANIE DENNYSON	SIMONE MALLARD
Print name	Print name

10

Original Mandated Lead Arrangers and Bookrunners

Signed Sealed and Delivered for

Commonwealth Bank of Australia by its

attorney under power of attorney dated 24 June 2013

in the presence of:

/s/ David Champion	/s/ Simon Legg
Witness signature	Attorney signature

David Champion	Simon Legg
Print name	Print name

Signed Sealed and Delivered for National

Australia Bank Limited by its attorney under

power of attorney dated 1 March 2007

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Westpac

Banking Corporation by its attorney under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

11

Original Mandated Lead Arrangers and Bookrunners

Signed Sealed and Delivered for

Commonwealth Bank of Australia by its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for National

Australia Bank Limited by its attorney under

power of attorney dated 1 March 2007

in the presence of:

/s/ Michael Burns	/s/ Andrew Bowen
Witness signature	Attorney signature

MICHAEL BURNS	ANDREW BOWEN
Print name	Print name

Signed Sealed and Delivered for Westpac

Banking Corporation by its attorney under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

12

Original Mandated Lead Arrangers and Bookrunners

Signed Sealed and Delivered for

Commonwealth Bank of Australia by its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for National

Australia Bank Limited by its attorney under

power of attorney dated 1 March 2007

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Westpac

Banking Corporation by its attorney under

power of attorney dated 17 January 2001

in the presence of:

/s/ Ivy Ai Phi Nguyen	/s/ Harry Staple
Witness signature	Attorney signature

IVY AI PHI NGUYEN	Harry Staple
Print name	Print name

Gilbert + Tobin, 101 Collins St, Melb. Vic 3000

An Australian Legal Practitioner within the meaning

of the Legal Profession Uniform Law (Victoria)

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Original Mandated Lead Arrangers and Bookrunners

and

Affiliate of Lender

SIGNED, SEALED AND DELIVERED

by	/s/ James A. Bruce

as Attorney for J.P. MORGAN AUSTRALIA

LIMITED under Power of Attorney dated 18

September 2007

in the presence of:

/s/ Gautam Arora
Signature of witness

Gautam Arora	/s/ James A. Bruce
Name of witness (please print)	Signature of attorney

By executing this document the attorney states
that the attorney has received no notice of
revocation of the power of attorney

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Lenders

Signed Sealed and Delivered for

Commonwealth Bank of Australia by its

attorney under power of attorney dated Illegible June 2013

in the presence of:

/s/ David Champion		/s/ Simon Legg
Witness signature		Attorney signature

David Champion		Simon Legg
Print name		Print name

Signed Sealed and Delivered by	)
)
)
)
as attorney for JPMORGAN CHASE BANK,	)
N.A. under Power of Attorney dated	)
23 November 2017 in the presence of:	)
)
)
)
)
)
)
Signature of witness	)
)
	)	By executing this deed the attorney states
	)	that the attorney has received no notice
Name of witness (please print))		of revocation of the power of attorney

Signed Sealed and Delivered for National

Australia Bank Limited by its attorney under

power of attorney dated 1 March 2007

in the presence of:

Witness signature	Attorney signature

Print name	Print name

15

Lenders

Signed Sealed and Delivered for

Commonwealth Bank of Australia by its

attorney under power of attorney dated

in the presence of:

Witness signature		Attorney signature

Print name		Print name

Signed Sealed and Delivered by	)
/s/ James A. Bruce	)
)
)
as attorney for JPMORGAN CHASE BANK,	)
N.A. under Power of Attorney dated	)
23 November 2017 in the presence of:	)
)
)
)
)
)
/s/ Gautam Arora	)	/s/ James A. Bruce
Signature of witness	)
)
	)	By executing this deed the attorney states
Gautam Arora	)	that the attorney has received no notice
Name of witness (please print))		of revocation of the power of attorney

Signed Sealed and Delivered for National

Australia Bank Limited by its attorney under

power of attorney dated 1 March 2007

in the presence of:

Witness signature	Attorney signature

Print name	Print name

16

Lenders

Signed Sealed and Delivered for

Commonwealth Bank of Australia by its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered by	)
)
)
)
as attorney for JPMORGAN CHASE BANK,	)
N.A. under Power of Attorney dated	)
23 November 2017 in the presence of:	)
)
)
)
)
)
)
Signature of witness	)
)
	)	By executing this deed the attorney states
	)	that the attorney has received no notice
Name of witness (please print))		of revocation of the power of attorney

Signed Sealed and Delivered for National

Australia Bank Limited by its attorney under

power of attorney dated 1 March 2007

in the presence of:

/s/ Michael Burns	/s/ Andrew Bowen
Witness signature	Attorney signature

MICHAEL BURNS	ANDREW BOWEN
Print name	Print name

17

Signed Sealed and Delivered for Westpac

Banking Corporation by its attorney under

power of attorney dated 17 January 2001

in the presence of:

/s/ Ivy Ai Phi Nguyen	/s/ Harry Staple
Witness signature	Attorney signature

IVY AI PHI NGUYEN	Harry Staple
Print name	Print name

Gilbert + Tobin, 101 Collins St, Melb. Vic 3000
An Australian Legal Practitioner within the meaning
of the Legal Profession Uniform Law (Victoria)

Signed Sealed and Delivered for Australia and

New Zealand Banking Group Limited by its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Bank of

America, N.A, London by its attorney under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

18

Signed Sealed and Delivered for Westpac

Banking Corporation by its attorney under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Australia and

New Zealand Banking Group Limited by its

attorney under power of attorney dated

in the presence of:

/s/ Andrea Pearce	/s/ James Brown
Witness signature	Attorney signature

Andrea Pearce	James Brown
Print name	Print name

Signed Sealed and Delivered for Bank of

America, N.A, London by its attorney under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

19

Signed Sealed and Delivered for Westpac

Banking Corporation by its attorney under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Australia and

New Zealand Banking Group Limited by its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Bank of

America, N.A, London by its attorney under

power of attorney dated Illegible March 2017

in the presence of:

/s/ Justin Cheung	/s/ Allison M.B. Edwards
Witness signature	Attorney signature

Justin Cheung	Allison M.B. Edwards
Print name	Print name

20

Signed Sealed and Delivered for Banco Bilbao

Vizcaya Argentaria, S.A., Hong Kong Branch

by its attorneys under power of attorney dated

in the presence of:

/s/ Jorge Antolínez Ruiz	/s/ Pablo Riquelme
Witness signature	Attorney signature

Jorge Antolínez Ruiz	Pablo Riquelme
Print name	Print name

Attorney signature

Print name

Signed Sealed and Delivered for BNP Paribas

ABN 23 000 000 117 by its attorneys under

power of attorney dated:

Attorney signature	Attorney signature

Print name	Print name

21

Signed Sealed and Delivered for Banco Bilbao

Vizcaya Argentaria, S.A., Hong Kong Branch

by its attorneys under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Attorney signature

Print name

Signed Sealed and Delivered for BNP Paribas

ABN 23 000 000 117 by its attorneys under

power of attorney dated: 7 June 2017

/s/ Mark Hutchinson	/s/ Jason Douglas
Attorney signature	Attorney signature

Mark Hutchinson	Jason Douglas
Managing Director	Managing Director
Corporate & Investment Banking	Corporate & Institutional Banking
Print name	Print name

22

Signed Sealed and Delivered for Citibank, N.A.

by its authorised signatories in the presence of:

/s/ Emily Harper	/s/ Lachlan Tracey
Witness signature	Authorised signatory signature

LACHLAN TRACEY
Emily Harper	DIRECTOR
Print name	Print name

/s/ Brett Hanmer
Authorised signatory signature

BRETT HANMER
MANAGING DIRECTOR
Print name

Signed Sealed and Delivered for Deutsche

Bank AG, Sydney Branch by its attorneys under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Witness signature	Attorney signature

Print name	Print name

23

Signed Sealed and Delivered for Citibank, N.A.

by its authorised signatories in the presence of:

Witness signature	Authorised signatory signature

Print name	Print name

Authorised signatory signature

Print name

Signed Sealed and Delivered for Deutsche

Bank AG, Sydney Branch by its attorneys under

power of attorney dated

in the presence of:

/s/ John Godlonton	/s/ James Roth
Witness signature	Attorney signature

John Godlonton	James Roth
Print name	Print name

/s/ John Godlonton	/s/ David Maynard
Witness signature	Attorney signature

John Godlonton	David Maynard
Print name	Print name

24

Signed Sealed and Delivered for The Bank of

Tokyo-Mitsubishi UFJ, Ltd. by its attorney

under power of attorney dated 03 April 2017

in the presence of:

/s/ Hiroto Yabuki	/s/ Drew Riethmuller
Witness signature	Attorney signature

Hiroto Yabuki	Drew Riethmuller
Print name	Print name

Signed Sealed and Delivered for HSBC Bank

Australia Limited by Alistair Frank Paice as its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for UBS AG,

Australia Branch by its authorised signatories in

the presence of:

Witness signature	Authorised signatory signature

Print name	Print name

Authorised signatory signature

Print name

25

Signed Sealed and Delivered for The Bank of

Tokyo-Mitsubishi UFJ, Ltd. by its attorney

under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for HSBC Bank

Australia Limited by Brendon Green as its

attorney under power of attorney dated 15 May 2012

in the presence of:

/s/ Turlough O’Sullivan	/s/ Brendon Green
Witness signature	Attorney signature

Turlough O’Sullivan	Brendon Green
Print name	Print name

Signed Sealed and Delivered for UBS AG,

Australia Branch by its authorised signatories in

the presence of:

Witness signature	Authorised signatory signature

Print name	Print name

Authorised signatory signature

Print name

26

Signed Sealed and Delivered for The Bank of

Tokyo-Mitsubishi UFJ, Ltd. by its attorney

under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for HSBC Bank

Australia Limited by Alistair Frank Paice as its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for UBS AG,

Australia Branch by its authorised signatories in

the presence of:

/s/ Justin Churchill	/s/ Brooke Johnston
Witness signature	Authorised signatory signature

Brooke Johnston
Justin Churchill	Director
Print name	Print name

/s/ Holly Clements
Authorised signatory signature

Holly Clements
Print name

27

Signed Sealed and Delivered for Mizuho Bank,

Ltd by its attorney under power of attorney dated 1 July 2014 in the presence of:

/s/ Eugene Leung	/s/ Illegible
Witness signature	Attorney signature

Eugene Leung	Illegible
Print name	Print name

Signed Sealed and Delivered for Standard

Chartered Bank, Singapore Branch by its

authorised signatory in the presence of:

Witness signature	Authorised signatory signature

Print name	Print name

28

Signed Sealed and Delivered for Mizuho Bank,

Ltd by its attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Standard

Chartered Bank, Singapore Branch by its

authorised signatory in the presence of:

/s/ Illegible	/s/ Kingshuk Ghoshal
Witness signature	Authorised signatory signature

Kingshuk Ghoshal
Managing Director & Head Global Subsidiaries
Illegible	Singapore
Print name	Print name

29

Signed Sealed and Delivered for Industrial and

Commercial Bank of China Limited by its

attorney under power of attorney dated 11 July 2017

in the presence of:

/s/ Liu Liu	/s/ Hongbin Liu
Witness signature	Attorney signature

Liu Liu	Hongbin Liu General Manager
Print name	Print name

Signed Sealed and Delivered for Bank of

China Limited, Sydney Branch ABN 29 002 979

955 by its attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

30

Signed Sealed and Delivered for Industrial and

Commercial Bank of China Limited by its

attorney under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Signed Sealed and Delivered for Bank of

China Limited, Sydney Branch ABN 29 002 979

955 by its attorney under power of attorney dated 22 JUL 2011 in the presence of:

/s/ Sun Qiang	/s/ Leh Ann Yong, Alvin
Witness signature	Attorney signature

Sun Qiang	Leh Ann Yong, Alvin
Print name	Deputy General Manager
Bank of China Limited, Sydney Branch
Print name

31

Affiliates of Lenders

Signed Sealed and Delivered for Deutsche

Bank AG, London Branch by its attorneys under

power of attorney dated

in the presence of:

/s/ Ricky Baird	/s/ Karen Arzumanyan
Witness signature	Attorney signature

KAREN ARZUMANYAN
Ricky Baird	DIRECTOR
Print name	Print name

/s/ Paul Hill
Attorney signature

Paul Hill
Director
Print name

Signed Sealed and Delivered for Deutsche

Bank AG, New York Branch by its attorneys

under power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Attorney signature

Print name

32

Affiliates of Lenders

Signed Sealed and Delivered for Deutsche

Bank AG, London Branch by its attorneys under

power of attorney dated

in the presence of:

Witness signature	Attorney signature

Print name	Print name

Attorney signature

Print name

Signed Sealed and Delivered for Deutsche

Bank AG, New York Branch by its attorneys

under power of attorney dated

in the presence of:

/s/ Douglas Darman	/s/ Ming K. Chu
Witness signature	Attorney signature

Douglas Darman	Ming K. Chu
Director	Director
Print name	Print name

/s/ Virginia Cosenza
Attorney signature

Virginia Cosenza
Vice President
Print name

33

Signed Sealed and Delivered for UBS AG,

London Branch by its attorneys under

power of attorney dated 14 February 2018

in the presence of:

/s/ Justin Churchill	/s/ Brooke Johnston
Witness signature	Attorney signature

Brooke Johnston
Director
Print name	Print name

/s/ Holly Clements
Attorney signature

Holly Clements
Print name

Signed Sealed and Delivered for UBS AG,

Stamford Branch by its attorneys under power of

attorney dated 15 February 2018 in the presence

of:

/s/ Justin Churchill	/s/ Brooke Johnston
Witness signature	Attorney signature

Brooke Johnston
Justin Churchill	Director
Print name	Print name

/s/ Holly Clements
Attorney signature

Holly Clements
Print name

34

Signed Sealed and Delivered for Bank of

America Merrill Lynch International Limited by

its Authorised Officer in the presence of:

/s/ Silvia Erba	/s/ Allison M.B. Edwards
Witness signature	Authorised Officer signature

Silvia Erba, Vice President	Allison M.B. Edwards
Print name	Print name

35

Schedule 1 — Parties

Part I - Obligors

Name of Borrower	Registration Number (or equivalent, if any)	Address for Service of Notice

Amcor Limited	ABN 62 000 017 372	Level 11, 60 City Road
Southbank
Victoria 3006
Australia

Amcor Finance (USA), Inc.	N/A	C/- Amcor Limited
Level 11, 60 City Road
Southbank
Victoria 3006
Australia

Amcor UK Finance PLC	04160806	C/- Amcor Limited
Level 11, 60 City Road
Southbank
Victoria 3006
Australia

Name of Guarantor	Registration Number (or equivalent, if any)	Address for Service of Notice

Amcor Limited	ABN 62 000 017 372	Level 11, 60 City Road
Southbank
Victoria 3006
Australia

Amcor Finance (USA), Inc.	N/A	C/- Amcor Limited
Level 11, 60 City Road
Southbank
Victoria 3006
Australia

Amcor UK Finance PLC	04160806	C/- Amcor Limited
Level 11, 60 City Road
Southbank
Victoria 3006
Australia

36

Part II — Existing Lenders

Name of Lender	Address for Service of Notice

Commonwealth Bank of Australia in its own capacity and through its offshore banking unit	Level 21, 727 Collins Street
Melbourne Vic 3000
Attention: Simon Legg
Email: simon.legg@cba.com.au
Telephone: +61 3 9675 7266

For credit-related, administrative and operation matters:
Address: Level 7, Tower 1, 201 Sussex St
Sydney NSW 2000
Attention: Team Leader, Institutional Loan
Management Group
Email: IBLending@cba.com.au
Fax: +61 2 9118 6655
Telephone: +61 1300 881 394

For administrative and operation matters:
Address: Level 7, 101 George St
Parramatta NSW 2150
Attention: Kylie Bates
Email: corplend@cba.com.au
Fax: +61 1300 857 262
Telephone: +61 1800 151 891

JPMorgan Chase Bank, N.A.	Address: Level 18, J.P. Morgan House,
85 Castlereagh Street, Sydney, NSW 2000
Attention: Mark Davison/Kimberly Benton
Email: mark.c.davison@jpmorgan.com /
kimberly.n.benton@jpmorgan.com
Fax: +61 2 9003 8170 / +61 3 9633 4040
Telephone: +61 2 9003 8366 / +61 3 9633 4010

For credit matters;
Attention: Gautam Arora
Email: gautam.arora@jpmorgan.com
Fax: +61 2 8003 7960
Phone: +61 2 9003 6883

National Australia Bank Limited	Level 32, 500 Bourke Street
Melbourne Vic 3000
Attention: Andrew Bowen
Email: andrew.bowen@nab.com.au
Fax: +61 3 8641 2900
Telephone: +61 3 8641 2105

37

Name of Lender	Address for Service of Notice

Westpac Banking Corporation	Level 7, 150 Collins Street
Melbourne Vic 3000
Attention: David Dewhurst
Email: ddewhurst@westpac.com.au
Fax: +61 3 9608 3481
Telephone: +61 457 551 071

Australia and New Zealand Banking Group Limited	Level 3, 100 Queen Street
Melbourne Vic 3000
Attention: James Brown
Email: James.Brown@anz.com
Fax: +61 3 8655 6902
Telephone: +61 3 8655 7550

Bank of America N.A, London	Level 19, 120 Collins Street
Melbourne Vic 3000
Attention: Michael Senyard
Email: Michael.senyard@baml.com
Telephone +61 3 9659 2729

Alternative post mail address
Bank of America Merrill Lynch International
Limited, London, Zurich Branch
Stockerhof, Stockerstr. 23, 8002 Zurich,
Switzerland
Attention : Patrick Hebert
Email: patrick.hebert@baml.com
Telephone: +41 44 297 7670

For credit matters:
Roma Patankar/Veronika Yordanova
2 King Edward Street, London, EC1A 1HQ
Telephone: +44 20 7996 0704
Email:roma.patankar@baml.com/
veronika.yordanova@bankofamerica.com

For operational and administrative matters:
Australian Lending office: Jay Wang / David Chong
Level 34, Governor Phillip Tower, 1 Farrer Place,
Sydney NSW 2000
Telephone : +612 8749 4213/ +612 8749 4252/
Fax: +612 8214 7004
Email:loanadm@baml.com/
jay.c.wang@baml.com/ david.f.chong@baml.com

38

Name of Lender	Address for Service of Notice

UK Lending office: Kevin Gubb/ Adi Khambata
26 Elmfield Road, Bromley, Kent, BR1 1LR, United Kingdom
Telephone : +44 (0) 208-313-2655/ +44 (0) 208-695-3389/ Fax: +44 (0) 208-313-2140
Email: emealoanoperations@baml.com

US Lending office: Charlotte Conn/ Alok Baluni/
Ravi Burnwal
Email:Bank_of_America_As_Lender_3@baml.com/
Fax: 312-453-6948

Banco Bilbao Vizcaya Argentaria, S.A.,	Corporate & Investment Banking — Unit 9507,
Hong Kong Branch	Level 95, International Commerce Center,
One Austin Road West, Kowloon, Hong Kong
Attention: Maggie Siu / Eugenia Rubio
Email: maggie.siu@bbva.com.hk /
eugenia.rubio@bbva.com.hk
Fax: +852 2582 3199 / +852 2587 9717
Telephone: +852 2582 3216 / Mobile +852 67100284 - Tel. +852 2582 3103

BNP Paribas	Address: 60 Castlereagh Street Sydney NSW 2000
For credit-related matters
Attention: Mark Hutchinson / Chrisoula Pitharoulis
Email: mark.hutchinson@au.bnpparibas.com /
chrisoula.pithaoulis@au.bnpparibas.com
Fax: +61 2 9221 8005
Telephone: +61 2 9619 6272 / +61 2 9619 6617

For administrative and operation matters
Attention: AU PCMO
Email: au.pcmo@au.bnpparibas.com
Fax: +612 9006 9063
Telephone: +612 9619 6280

Citibank, N.A.	L23 2 Park Street
SYDNEY NSW 2000
Attention: Alex Syhanath
Email: Alex.Syhanath@citi.com
Fax: +61 2 8225 5201

39

Name of Lender	Address for Service of Notice

Telephone: +61 2 8225 4685

Deutsche Bank AG, Sydney Branch	Deutsche Bank Place, Level 16
Corner Hunter & Phillips Streets
SYDNEY NSW 2000
Attention: Naomi Flutter
Email: naomi.flutter@db.com
Fax: +61 2 8258 1178 / +61 3 9270 4451
Telephone: +61 2 8258 3656

HSBC Bank Australia Limited	HSBC Australia, Level 10
333 Collins St
MELBOURNE Vic 3000
Australia
Attention: Richard Tiew
Telephone: 61 3 9981 7013
Email: richardtiew@hsbc.com.au and
cbacreditoperations@hsbc.com.au

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	For credit & relationship related matters:
Address: Level 26, 1 Macquarie Place, Sydney,
NSW, 2000
Attention: James Andrews / Chiyo Lam
Email: james_andrews@au.mufg.jp /
chiyo_lam@au.mufg.jp
Telephone: 02 9296 1176 / 03 9602 8905

For Operational matters:
Address: Level 26, 1 Macquarie Place, Sydney,
NSW, 2000
Attention: Bhavesh Chokshi / Tim Kapadia
Email: loans@au.mufg.jp
Fax: 02 9296 1309
Telephone: 02 9296 1234 / 02 9296 1372

For notifications regards US$ Swingline
Commitment:
Address: 1251 Avenue of the Americas, New York,
NY 10020-1104
Attention: Steven Williams
Email: stwilliams@us.mufg.jp
Fax: +1 201-521 2304/2305
Telephone: +1 201 413 8520

UBS AG, Australia Branch	Address: Level 16, Chifley Tower, Chifley Square,
Sydney NSW 2000
Attention: Justin Churchill / Luke Goldsworthy
Email: justin.churchill@ubs.com /
luke.goldsworthy@ubs.com

40

Name of Lender	Address for Service of Notice

Fax: +61 2 9324 3170
Telephone: +61 2 9324 3103 / 3166

Mizuho Bank, Ltd	Level 33, 60 Margaret St
SYDNEY NSW 2000
Attention: Scott Agustin
Email: scott.agustin@mizuho-cb.com
Fax: +61 2 9241 3088
Telephone: +61 2 8273 3888

Standard Chartered Bank	Address: 1 Basinghall Avenue
London EC2V 5DD, United Kingdom
Attention: Matt Bullard / Pornsiri Keereevichian
Email: matt.bullard@sc.com
Email : Pornsiri.keereevichian@sc.com
Telephone: +44 2078856511
Fax: +61 2 9232 9321

With a copy to:
Attention: Adil Kazi / Julie Lee
Address: 8 Marina Boulevard Marina Bay Financial
Centre Tower 1, Level 23, Singapore 018981
Email: adil.kazi@sc.com / Julie.LE.Lee@sc.com /
sg.loaninstructions@sc.com /
sg.loanprocessing@sc.com
Fax: +65 6634 9563
Telephone: +65 6596 7066 / +65 6596 7075

Industrial and Commercial Bank of	For credit matters: Address: Level 3, 379 Collins
China Limited	Street Melbourne VIC 3000
Attention: Terry Zhang
Email: terry.zhang@icbc.com.au
Telephone: +61 3 9618 5533 / +61 3 9475 5505
Fax: +61 3 9629 2908

For administrative matters:
Address: Level 3, 379 Collins Street
Melbourne VIC 3000
Attention: Noble Yang
Email: noble.yang@icbc.com.au
Telephone: +61 3 9618 5505
Fax: +61 3 9629 2908

41

Name of Lender	Address for Service of Notice

Address: Level 1, 220 George Street Sydney NSW 2000
Attention: Loan Admin / Chris Zhou
Email: loanadmin@icbc.com.au
Telephone: +61 2 8288 5828 / +61 2 9475 5521
Fax: +61 2 9233 3982

42

Part III — Additional Lender

Name of Lender	Address for Service of Notice

Bank of China Limited, Sydney Branch	Address: 39 — 41 York Street, Sydney NSW 2000 Australia

Attention: Godwin Chin / Sammi Sun
/Jeanette Mo/ Sun Qiang / Selina Wang

Email: Creditadmin.au@bankofchina.com /
selina.wang@bankofchina.com /
Agency_Sydney@mail.notes.bank-of-china.com

Telephone: 612 8235 5977 / 612 8235 5913 /
612 8299 8070/ 612 8235 5955 / 612 8235
5987 / 612 8235 5944 / 612 8235 5923

Fax: 612 9262 1084 / 612 9299 0668

Address: 39 — 41 York Street, Sydney NSW 2000 Australia

Attention: Kevin Liu/Operations

Email: Loans_Sydney@mail.notes.bank-of-
china.com / kevin.liu@bankofchina.com

Telephone: 612 8235 5941

Fax: 612 9279 2844

43

Part IV — Affiliates of Lenders

Lender	Affiliate (as at the date of this Deed)
Commonwealth Bank of Australia	Not applicable
JPMorgan Chase Bank, N.A.	J.P. Morgan Australia Limited
National Australia Bank Limited	Not applicable
Westpac Banking Corporation	Not applicable
Australia and New Zealand Banking Group Limited	Not applicable
Bank of America N.A, London	Not Applicable
Banco Bilbao Vizcaya Argentaria, S.A., Hong Kong Branch	Not applicable
BNP Paribas	Not applicable
Citibank, N.A.	Not applicable
Deutsche Bank AG, Sydney Branch	Deutsche Bank AG, London Branch Deutsche Bank AG, New York Branch
HSBC Bank Australia Limited	Not applicable
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Not applicable
UBS AG, Australia Branch	UBS AG, London Branch UBS AG, Stamford Branch
Mizuho Bank, Ltd	Not applicable
Standard Chartered Bank	Not applicable

44

Industrial and Commercial Bank of China Limited	Not applicable
Bank of China	Not applicable

45

Schedule 2 - Amended and Restated Syndicated Facility Agreement

46

US$1,340,400,000

SYNDICATED FACILITY AGREEMENT

Originally dated 1 December 2010 as amended from time to time, most recently amended and restated on 2 March 2018

for

AMCOR LIMITED

AMCOR FINANCE (USA), INC.

AMCOR UK FINANCE PLC

arranged by

COMMONWEALTH BANK OF AUSTRALIA, J.P. MORGAN AUSTRALIA LIMITED,

NATIONAL AUSTRALIA BANK LIMITED AND WESTPAC BANKING CORPORATION

AS ORIGINAL MANDATED LEAD ARRANGERS AND BOOKRUNNERS

and

THE ENTITIES LISTED IN PART II OF SCHEDULE 1 AS LENDERS

and

THE ENTITIES LISTED IN PART III OF SCHEDULE 1 AS AFFILIATES OF LENDERS

with

WESTPAC BANKING CORPORATION

acting as Agent

1

i

35.	Remedies and Waivers	105
36.	Amendments and Waivers	105
37.	Counterparts	107
38.	Indemnities and Reimbursement	107
39.	Acknowledgement	107
40.	Anti-Money Laundering	107
41.	USA Patriot Act	108
42.	Privacy	108
43.	Confidentiality of Funding Rates and Reference Bank Quotations	108
44.	Governing Law	111
45.	Enforcement	111
SCHEDULE 1 THE PARTIES		112
SCHEDULE 2 CONDITIONS PRECEDENT		122
SCHEDULE 3 REQUESTS		127
SCHEDULE 4 FORM OF TRANSFER CERTIFICATE		129
SCHEDULE 5 FORM OF ACCESSION LETTER		131
SCHEDULE 6 FORM OF RESIGNATION LETTER		132
SCHEDULE 7 FORM OF COMPLIANCE CERTIFICATE		133
SCHEDULE 8 EXISTING ENCUMBRANCE		134
SCHEDULE 9 TIMETABLES		135
SCHEDULE 10 LENDING OFFICES		138
SCHEDULE 11 VERIFICATION CERTIFICATE		141
SCHEDULE 12 MANDATORY COST FORMULAE		148
SCHEDULE 13 FORM OF INCREASE CONFIRMATION		151
SCHEDULE 14 FORM OF EXTENSION LETTER		153
SCHEDULE 15 PRIVACY STATEMENT		162

ii

THIS AGREEMENT is originally dated 1 December 2010 as amended and restated from time to time, most recently amended and restated on                            2018 and made between:

(1)                                 AMCOR LIMITED (ABN 62 000 017 372) a company incorporated in Australia of Level 11, 60 City Road, Southbank, Victoria, Australia (the “Company”);

(2)                                 THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 as original borrowers (together with the Company, the “Original Borrowers”);

(3)                                 THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 as original guarantors (together with the Company, the “Original Guarantors”);

(4)                                 COMMONWEALTH BANK OF AUSTRALIA, J.P. MORGAN AUSTRALIA LIMITED, NATIONAL AUSTRALIA BANK LIMITED AND WESTPAC BANKING CORPORATION (each, an “Original Mandated Lead Arranger and Bookrunner”);

(5)                                 THE ENTITIES listed in Part II of Schedule 1 as lenders (the “Lenders”);

(6)                                 THE ENTITIES listed in Part III of Schedule 1 as Affiliates of the Lenders; and

(7)                                 WESTPAC BANKING CORPORATION (the “Agent”).

RECITAL

The Borrowers have requested the Lenders to provide the Borrowers with a multicurrency revolving facility under which cash advances of up to a maximum amount of US$1,340,400,000 may be made available to the Borrowers.

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

In this Agreement:

“A$ Swingline Borrower” means each Australian Borrower.

“A$ Swingline Lender” means a Lender with an A$ Swingline Sub-Commitment.

“A$ Swingline Loan” means a Loan in Australian Dollars made or to be made under Tranche A using A$ Swingline Sub-Commitments requested or obtained under Clause 6 (Swingline Sub-Limits), or the principal amount outstanding for the time being of that Loan.

“A$ Swingline Sub-Commitment” means:

(a)                                 in relation to a Lender, the amount in the Base Currency set opposite its name under the heading “A$ Swingline Sub-Commitment” in Part II of Schedule 1

(The Parties) and the amount of any other A$ Swingline Sub-Commitment transferred to it under this Agreement; and

(b)                                 in relation to any other Lender, the amount in the Base Currency of any A$ Swingline Sub-Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“A$ Swingline Sub-Limit” means the equivalent in A$ of US$40,000,000 (or, if less, the Total Available Commitment in respect of Tranche A).

“Accession Letter” means a document substantially in the form set out in Schedule 5 (Form of Accession Letter) under which a Subsidiary of the Company becomes an Obligor under this Agreement.

“Accountable Taxes” means Taxes imposed by a Relevant Country other than those:

(a)                                 imposed on, or calculated having regard to, the net income of the Agent or a Lender; or

(b)                                 which would not be required to be deducted by an Obligor if the Agent or a Lender provided the Obligor with any of its name, address, registration or tax file number or similar details or any relevant tax exemption or similar details after a request from the Obligor.

“Accounts” means profit and loss accounts and balance sheets together with statements, reports and notes (including cashflow statements, directors’ reports and auditors’ reports (if any)) attached to or intended to be read with any of those profit and loss accounts or balance sheets and which are prepared in accordance with the Corporations Act (or similar legislation in a Relevant Country) and accounting principles and practices generally accepted in Australia or in a Relevant Country and consistently applied over time.

“Additional Borrower” means a company which becomes an Additional Borrower in accordance with Clause 26 (Changes to the Obligors).

“Additional Guarantor” means a company which becomes an Additional Guarantor in accordance with Clause 26 (Changes to the Obligors).

“Additional Obligor” means an Additional Borrower or an Additional Guarantor.

“Affected Lender” has the meaning given to it in the definition of Market Disruption Event.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company (for the avoidance of doubt, including any such entity in relation to a Lender or in relation to a Lender, such entity or that Lender acting through another branch or office of that Lender or other such entity).

“Agent’s Spot Rate of Exchange” means the Agent’s spot rate of exchange for the purchase of the relevant currency with the Base Currency in the Sydney foreign exchange market at or about 11:00 a.m. on a particular day.

“Amcor UK” means Amcor UK Finance PLC (Company number 04160806).

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any Subsidiary from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 and the UK Bribery Act 2010.

“Associate” has the meaning given in section 128F(9) of the Tax Act.

“Australian Accounting Standards” means the accounting standards approved by the Australian Accounting Standards Board and includes, for the avoidance of doubt, the Equivalent Standards.

“Australian Borrower” means the Company and any Additional Borrower that is incorporated in Australia or is otherwise specified in an Accession Letter to be an Australian Borrower.

“Australian Dollars” and “A$” means the lawful currency of Australia.

“Australian Lending Office” means that office of a Lender referred to in Part I of Schedule 10 located in Australia or as otherwise stated in that part through which a requested Utilisation may be made.

“Australian Withholding Tax” means any Australian Tax required to be withheld or deducted from any interest payment under Division 11A of Part III of the Tax Act or Subdivision 12-F of Schedule 1 to the Taxation Administration Act 1953 (Cwth).

“Authorisation” means:

(a)                                 any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; and

(b)                                 in relation to anything which will be prohibited or restricted in whole or part by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without that intervention or action.

“Authorised Officer” means:

(a)                                 in the case of a Finance Party, a director or secretary of the Finance Party, as the case may be, or an officer of that party whose title contains the word ‘president’, ‘vice-president’, ‘director’, ‘chief’, ‘head’, ‘counsel’, ‘executive’, ‘associate’ or a person performing the functions of any of them, or any other person appointed by that party as an Authorised Officer for the purposes of the Financing Documents; and

(b)                                 in the case of an Obligor, a person appointed by the Obligor as an Authorised Officer for the purposes of the Financing Documents and in respect of whom a specimen signature has been provided (and in respect of which the Agent has not received notice of revocation of the appointment) and whose identity has been verified to the satisfaction of each Finance Party in order to manage the relevant Lender’s anti-money laundering, know your customer, counter-terrorism financing or economic and trade sanctions risk or to comply with any applicable laws or regulations in Australia or any other country.

“Availability Period” means, in relation to a Tranche, the period from and including the date of this Agreement to and including the date which is one Month prior to the Termination Date for that Tranche.

“Available Commitment” means, in relation to a Tranche, a Lender’s Commitment under that Tranche minus:

(a)                                 the Base Currency Amount of its participation in any outstanding Loans under that Tranche; and

(b)                                 in relation to any proposed Utilisation, the Base Currency Amount of its participation in any Loans that are due to be made under that Tranche on or before the proposed Utilisation Date, other than that Lender’s participation in any Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date.

“Available A$ Swingline Sub-Commitment” means a Lender’s A$ Swingline Sub-Commitment minus:

(a)                                 the Base Currency Amount of its participation in any outstanding A$ Swingline Loans; and

(b)                                 in relation to any proposed Utilisation, the Base Currency Amount of its participation in any A$ Swingline Loans that are due to be made on or before the proposed Utilisation Date, other than that Lender’s participation in any A$ Swingline Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date.

“Available Currency” means:

(a)                                 in relation to a Utilisation by an Australian Borrower, US$, A$, GBP, euro, CHF, CAD and HKD;

(b)                                 in relation to a Utilisation by a European Borrower, US$, CHF, GBP and euro; and

(c)                                  in relation to a Utilisation by a US Borrower, US$ and CAD.

“Available US$ Swingline Sub-Commitment” means a Lender’s US$ Swingline Sub-Commitment minus:

(a)                                 the Base Currency Amount of its participation in any outstanding US$ Swingline Loans; and

(b)                                 in relation to any proposed Utilisation, the Base Currency Amount of its participation in any US$ Swingline Loans that are due to be made on or before the proposed Utilisation Date, other than that Lender’s participation in any US$ Swingline Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date.

“Bankruptcy Code” means Title 11 of the United States Code entitled ‘Bankruptcy’, as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

“Base Currency” means US Dollars.

“Base Currency Amount” means, in relation to a Loan, the amount specified in the Utilisation Request delivered by a Borrower for that Loan (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Agent’s Spot Rate of Exchange on the date which is two Business Days before the Utilisation Date or, if later, on the date the Agent receives the Utilisation Request) adjusted to reflect any repayment or prepayment of the Loan.

“Base Rate” means:

(a)                                 in the case of a Loan in US$ (other than a US$ Swingline Loan), CHF or Sterling, LIBOR;

(b)                                 in the case of a US$ Swingline Loan, Prime;

(c)                                  in the case of a Loan in euro, EURIBOR;

(d)                                 in the case of a Loan in A$ and an A$ Swingline Loan, BBSY;

(e)                                  in the case of a Loan in HKD, HIBOR; and

(f)                                   in the case of a Loan in CAD, CDOR.

“BBSY” for a period means, in relation to any Loan in A$ and an A$ Swingline Loan, the higher of zero and the following rate:

(a)                                 the applicable Screen Rate; or

(b)                                 if:

(i)                                     the applicable Screen Rate is not available for a term equivalent to that period; or

(ii)                                  the basis on which the agreed Screen Rate page is calculated or displayed is changed and the Majority Lenders instruct the Agent (after consultation by the Agent with the Company) that in their opinion it ceases to reflect such Lenders’ cost of funding to the same extent as at the date of this Agreement, then BBSY will be the rate determined by the Agent to be the arithmetic mean of the buying rates quoted to the Agent by 3 Reference Banks at or about 10.30am (Sydney time) on the first day of that period. The buying rates must be for bills of exchange accepted by leading Australian banks and which have a term equivalent to the period.

Rates will be expressed as a yield percent per annum to maturity, and if necessary will be rounded up to the nearest fourth decimal place.

“Borrower” means an Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with Clause 26 (Changes to the Obligors).

“Break Costs” means the amount (if any) by which:

(a)                                 the interest which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)                                 the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market or acquiring a bill of exchange accepted by a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

It is an amount payable in lieu of interest which would otherwise have been paid.

“Business Day” means a day on which banks are open for general banking business in Sydney, Melbourne and London, and:

(a)                                 in the case of a proposed Utilisation or payment in euro, any TARGET Day;

(b)                                 in the case of a proposed Utilisation or payment in US Dollars or a payment made by or to a US Lending Office, New York;

(c)                                  in the case of a proposed Utilisation or payment in CAD, Toronto; and

(d)                                 in the case of a proposed Utilisation or payment in HKD, Hong Kong,

not being a Saturday, Sunday or public holiday in that place.

“CAD” means the lawful currency of Canada.

“CDOR” means, in relation to any Loan in CAD, the higher of zero and the following rate:

(a)                                 the applicable Screen Rate; or

(b)                                 if:

(i)                                     the applicable Screen Rate is not available for the currency or period of that Loan; or

(ii)                                  the basis on which the agreed Screen Rate page is calculated or displayed is changed and the Majority Lenders instruct the Agent (after consultation by the Agent with the Company) that in their opinion it ceases to reflect such Lenders’ cost of funding to the same extent as at the date of this Agreement, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by three Reference Banks to leading banks in the Relevant Interbank Market,

as of the Specified Time on the Quotation Day for the offering of deposits in CAD and for a period comparable to the Interest Period for that Loan.

“CHF” means Swiss francs, the lawful currency of Switzerland.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commitment” means a Tranche A Commitment, a Tranche B Commitment or a Tranche C Commitment.

“Compliance Certificate” means a certificate substantially in the form set out in Schedule 7 (Form of Compliance Certificate).

“Control” has the meaning given by section 50AA of the Corporations Act.

“Controller” has the meaning it has in the Corporations Act.

“Corporations Act” means the Corporations Act 2001 (Cwlth).

“Costs” includes costs, charges and expenses, including those incurred in connection with advisers (such as legal fees) and out-of-pocket expenses. For the avoidance of doubt, Costs does not include any substitution fee payable by a retiring Lender under this Agreement.

“Cross Guarantee” means the guarantee and indemnity provided under Clause 19.

“Deed of Contribution” means the deed of contribution dated on or about the date of this Agreement between the Obligors relating to the guarantee and indemnity under Clause 19.

“Default” means an Event of Default or anything which with notice, time or both would become an Event of Default.

“Defaulting Lender” means any Lender:

(a)                                 which, unless it is permitted to do so under this Agreement, has failed to make its participation in a Loan available or has notified the Agent that it will not make its participation in a Loan available by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders’ participation);

(b)                                 which has otherwise rescinded or repudiated a Financing Document in writing (whether addressed to a Party or in connection with any actual or threatened proceedings in respect of a Financing Document); or

(c)                                  with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraph (a) above:

(d)                                 its failure to pay is caused by administrative or technical error and payment is made within 5 Business Days of its due date; or

(e)                                  the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.

“EBITDA” means, for a relevant period, the profit on ordinary activities before taxation, borrowing costs, amortisation or impairment of intangible assets and depreciation of tangible assets of the Group for that period on a consolidated basis as disclosed in the Group’s most recent audited consolidated annual Accounts or semi-annual unaudited consolidated Accounts, as applicable and after excluding any Significant Items relating to that period.

“Employee Plan” shall mean an ‘employee pension benefit plan’ as defined in Section 3(2) of ERISA, other than a Multiemployer Plan, that is maintained for, or under which contributions are made on behalf of, employees of any Obligor, US Subsidiary or any of their ERISA Affiliates.

“Encumbrance” means any bill of sale (as defined in any statute), mortgage, charge, lien, pledge, hypothecation, trust or power, as or in effect as security for the payment of a monetary obligation or the observance of any other obligation including:

(a)                                 retention of title arrangement not in the ordinary course of business;

(b)                                 any deposit of money by way of security; and

(c)                                  any deposit of money on terms that it is not repayable in whole or in part until Financial Indebtedness of the depositor or another person has been paid or repaid in whole or in part, and any agreement to create or allow them to exist.

“Equivalent Standards” means the Australian equivalents to the International Financial Reporting Standards published by the International Accounting Standards Board as adopted by the Australian Accounting Standards Board.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

“ERISA Affiliate” shall mean any person that for the purposes of Title I and Title IV of ERISA and Section 412 of the Code is a member of any US Subsidiary’s controlled group, or under common control with any US Subsidiary, within the meaning of Section 414 (b), (c), (m) or (o) of the Code and the regulations promulgated and rulings issued thereunder.

“euro” and “€” means the single currency of each Participating Member State.

“EURIBOR” means, in relation to any Loan in euro, the higher of zero and the following rate determined as of the Specified Time on the Quotation Day and for a period equivalent (in the Agent’s opinion, without the need for instructions) to the Interest Period of the relevant Loan:

(a)                                 the applicable Screen Rate; or

(b)                                 if:

(i)                                     no Screen Rate is available for the currency or period of that Loan and the Interest Period is longer than the minimum period for which a Screen Rate is available, the Interpolated Screen Rate for that Loan; or

(ii)                                  if no Screen Rate is available for the currency or period of that Loan and it is not possible to calculate an Interpolated Screen Rate for that Loan, then EURIBOR will be the rate determined by the Agent to be the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by three Reference Banks in relation to EURIBOR as either:

(A)                               (other than where paragraph (B) below applies) as the rate at which the relevant Reference Bank believes one prime bank is quoting to another prime bank for interbank term deposits in euro within the Participating Member States for the relevant period; or

(B)                               if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator.

“European Borrower” means Amcor UK Finance PLC and any Additional Borrower that is incorporated in England and Wales and is specified in an Accession Letter to be a European Borrower.

“Event of Default” means any event or circumstance specified as such in Clause 24 (Events of Default).

“Existing Syndicated Facilities” means:

(a)                                 the facilities provided under the Syndicated Global Multicurrency Revolving Facility Agreement originally dated 10 April 2002 between, among others, the

Company and Citisecurities Limited (as Agent), as amended from time to time; and

(b)                                 the facility provided under the US$1,200,000,000 Syndicated Facility Agreement dated 18 August 2009 between, among others, the Company and Westpac Banking Corporation (as Agent).

“Extension Letter” means a letter substantially in the form set out in Schedule 14 (Form of Extension Letter) or such other letter as agreed between the Company and the Agent.

“Extension Procedure” means the procedure for the extension of the Termination Date of a Tranche as described in Clause 8.3 (Extension Procedure).

“FATCA” means:

(a)                                 sections 1471 to 1474 of the Code or any associated regulations or other official guidance;

(b)                                 any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)                                  any agreement pursuant to the implementation of paragraphs (a) and (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)                                 in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)                                 in relation to a “withholdable payment” described in section 1473(1)(A)(ii) of the Code (which relates to “gross proceeds” from the disposition of property of a type that can produce interest from sources within the US), 1 January 2019; or

(c)                                  in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2019,

or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.

“FATCA Deduction” means a deduction or withholding from a payment under a Financing Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means:

(a)                                 the letter dated 2 August 2012 between the Agent and the Company;

(b)                                 the letter dated on or about the date of the Fourth Deed of Amendment and Restatement between the Company and the Lenders identified in that letter;

(c)                                  the letter dated on or about the date of the Third Deed of Amendment and Restatement between the Company and the Lenders identified in that letter;

(d)                                 the letter dated on or about the date of the Second Deed of Amendment and Restatement between the Company and the Lenders identified in that letter;

(e)                                  the letter dated on or about the date of the First Deed of Amendment and Restatement between the Company and each ‘New Lender’ and ‘Continuing Lender’ (as defined in the First Deed of Amendment and Restatement);

(f)                                   the letter dated 13 August 2010 between the Original Mandated Lead Arrangers and Bookrunners and the Company (or the Agent and the Company);

(g)                                  each letter dated on or about the date of this Agreement between an Original Mandated Lead Arranger and Bookrunner and the Company;

(h)                                 the fee letter dated 25 October 2010 (and accepted by the Company on the 28 October 2010) between the Company and the Agent setting out the fees referred to in Clause 13.1;

(i)                                     each invitation letter issued by the Original Mandated Lead Arrangers and Bookrunners (on behalf of the Company) to a Lender in relation to participating in this Agreement; and

(j)                                    any letter of letters which the Company and the Agent (or pursuant to Clause 2.3, an Increase Lender) agree to be a Fee Letter.

“Finance Lease” means a ‘finance lease’ as defined in the IFRS (as at the Refinancing Time).

“Finance Party” means the Agent, an Original Mandated Lead Arranger and Bookrunner or a Lender.

“Financial Indebtedness” means any indebtedness of a person, present or future, actual or contingent in respect of moneys borrowed or raised or otherwise arising in respect of any financial accommodation whatsoever including:

(a)                                 amounts raised by acceptance or endorsement under any acceptance credit or endorsement credit opened on behalf of that person;

(b)                                 any such indebtedness (whether actual or contingent, present or future) of a third party directly or indirectly:

(i)                                     guaranteed by that person,

(ii)                                  the subject of any Guarantee or Encumbrance given by that person, or

(iii)                               in respect of which the lender or other beneficiary is otherwise assured against loss of the principal sum involved by that person;

(c)                                  the net amount actually or contingently (assuming the arrangement was closed out on the relevant day) payable under or in connection with, any interest, currency exchange, hedge or other arrangement of any kind (including any swap, option, futures contract, forward exchange agreement, cap or exchange or purchase agreement or other instrument of like effect);

(d)                                 liabilities (whether actual or contingent, present or future) in respect of redeemable preference shares or any obligation incurred to buy-back shares;

(e)                                  liabilities (whether actual or contingent, present or future) under Finance Leases for which that person is liable;

(f)                                   any liability (whether actual or contingent, present or future) in respect of any letter of credit opened or established on behalf of that person;

(g)                                  the deferred purchase price of any asset or service and any related obligation:

(i)                                     for more than 90 days; or

(ii)                                  if longer, in respect of trade creditors, for more than the normal period of payment for sale and purchase within the relevant market,

(but not including any deferred amounts arising as a result of such a purchase being contested in good faith);

(h)                                 amounts for which that person may be liable (whether actually or contingently, presently or in the future) in respect of factored debts or the advance sale of assets for which there is recourse to that person;

(i)                                     debentures, notes, debenture stock, bonds or other financial instruments of that person, whether issued for cash or a consideration other than cash and in respect of which that person is liable as drawer, acceptor, endorser, issuer or otherwise;

(j)                                    amounts raised by the issue of that person of notes, bills of exchange or commercial paper or other financial instruments; and

(k)                                 any indebtedness (whether actual or contingent, present or future) for moneys owing under any instrument entered into by that person primarily as a method of raising finance and which is not referred to in the above paragraphs of this definition.

“Financing Document” means:

(a)                                 this Agreement;

(b)                                 the First Deed of Amendment and Restatement;

(c)                                  the Second Deed of Amendment and Restatement;

(d)                                 the Third Deed of Amendment and Restatement;

(e)                                  the Fourth Deed of Amendment and Restatement;

(f)                                   any Accession Letter;

(g)                                  any Resignation Letter; (h) any Fee Letter;

(i)                                     any Extension Letter;

(j)                                    for the purposes of Clause 27 (Role of the Agent and the Original Mandated Lead Arrangers and Bookrunners) and Clause 29 (Sharing among the Finance Parties) only, any Transfer Certificate and any Increase Confirmation; or

(k)                                 any document which the Company and the Agent agree is to be a Financing Document.

“First Deed of Amendment and Restatement” means the deed dated on or about 10 August 2012 between, among others, the Agent, each Lender and each Borrower.

”Fourth Deed of Amendment and Restatement” means the deed dated on                           2018 between, among others, the Agent, each Lender and each Borrower.

“Funding Rate” means any individual rate notified by a Lender to the Agent pursuant to paragraph (a)(ii) of Clause 12.2 (Market disruption).

“Governmental Agency” means any government or any governmental, semi-governmental or judicial entity or authority or ASX Limited.

“Group” means:

(a)                                 the Company and each Subsidiary of the Company as at the date of this Agreement; and

(b)                                 any other body corporate which is at any time after the date of this Agreement a Subsidiary of the Company,

excluding, in all cases, any entities which cease to be a Subsidiary of the Company.

“Guarantee” means any guarantee, indemnity, letter of credit, letter of comfort giving rise to legal liabilities of suretyship, or any other obligation (whatever called and of whatever nature):

(a)                                 to pay, to purchase, to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

(b)                                 to indemnify against the consequences of default in the payment of; or

(c)                                  otherwise to be responsible for,

any obligation or indebtedness, any dividend, capital or premium on shares or stock, or the insolvency or financial condition of any other person.

“Guaranteed Money” means, all amounts which at any time for any reason or circumstance in connection with any Financing Document or any transaction contemplated by it whether at law, in equity, under statute or otherwise and whether or not of a type within the contemplation of the parties at the date of this Agreement:

(a)                                 are payable, are owing but not currently payable, are contingently owing, or remain unpaid, by an Obligor to the Agent (for its own account or on account of any Lender) or to any Lender; or

(b)                                 have been advanced or paid by the Agent or any Lender:

(i)                                     at the express or implied request of an Obligor; or

(ii)                                  on behalf of an Obligor; or

(c)                                  have been advanced or paid by the Agent or any Lender or which the Agent on its own account or for the account of a Lender or a Lender is liable to pay by reason of any act or omission of an Obligor; or

(d)                                 are reasonably foreseeable as likely, after that time, to fall within any of paragraphs (a), (b) or (c) above.

A reference to Guaranteed Money includes any part of it.

This definition applies:

(i)                                     irrespective of the capacity in which any Obligor, the Agent or a Lender became entitled to, or is liable in respect of, the amount concerned;

(ii)                                  whether an Obligor, the Agent or a Lender is liable as principal debtor or surety or otherwise;

(iii)                               whether an Obligor is liable alone, or jointly, or jointly and severally with another person;

(iv)                              whether the Agent or Lender is the original obligee or an assignee of the Guaranteed Money and whether or not:

(A)                               the assignment took place before or after the delivery of this Agreement; or

(B)                               the Obligor consented to or was aware of the assignment; or

(C)                               the assigned obligation was secured;

(v)                                 whether the Agent or Lender is the original obligee or an assignee of the original obligee and whether or not any Obligor consented to or was aware of the assignment; or

(vi)                              whether a person has become a Lender by assuming any obligations of another Lender (including, without limitation, by executing a Transfer Agreement).

“Guarantor” means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 26 (Changes to the Obligors).

“Half Year” means each period of six months ending on 30 June and 31 December each year.

“HIBOR” means, in relation to any Loan in Hong Kong Dollars, the higher of zero and the following rate:

(a)                                 the applicable Screen Rate; or

(b)                                 if:

(i)                                     the applicable Screen Rate is not available for the currency or period of that Loan; or

(ii)                                  the basis on which the agreed Screen Rate page is calculated or displayed is changed and the Majority Lenders instruct the Agent (after consultation by the Agent with the Company) that in their opinion it ceases to reflect such Lenders’ cost of funding to the same extent as at the date of this Agreement, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by three Reference Banks to leading banks in the Relevant Interbank Market,

as of the Specified Time on the Quotation Day for the offering of deposits in Hong Kong Dollars and for a period comparable to the Interest Period for that Loan.

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

“Hong Kong Dollars” and “HKD” means the lawful currency of Hong Kong.

“IFRS” means the International Financial Reporting Standards, as issued by the International Accounting Standards Board from time to time.

“Increase Confirmation” means a confirmation substantially in the form set out in Schedule 13 (Form of Increase Confirmation).

“Indirect Tax” means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

“Insolvency” means the event of a person being Insolvent.

A person is “Insolvent” if:

(a)                                 it is (or states or is presumed for the purposes of the Corporations Act that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act);

(b)                                 it has a Controller, trustee in bankruptcy, receiver or interim receiver under the Bankruptcy Code or any analogous such representative is appointed pursuant to the laws of any other foreign jurisdiction (including any receiver, administrative receiver or compulsory manager), is in liquidation, in provisional liquidation, under administration or wound up or is adjudged bankrupt or has had a Receiver appointed to any part of its property in each case other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Majority Lenders (which approval will not be unreasonably withheld);

(c)                                  it is subject to any plan of compromise or arrangement, a proposal or a notice of intention to file a proposal, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Majority Lenders) (which approval will not be unreasonably withheld);

(d)                                 an application or order has been made (and, in the case of an application, it is not stayed, withdrawn or dismissed within 30 days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of (a), (b) or (c) above other than to carry out reconstruction or amalgamation while solvent on terms approved by the Majority Lenders (which approval will not be unreasonably withheld);

(e)                                  it is taken (under section 459(F)(1) of the Corporations Act) to have failed to comply with a statutory demand;

(f)                                   it is the subject of an event described in section 459(C)(2)(b) or section 585 of the Corporations Act (or it makes a statement from which the Agent reasonably deduces it is so subject);

(g)                                  it is otherwise unable to pay its debts when they fall due or, in the case of a company incorporated under English law, it is deemed to be unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 (UK), provided that, for the purposes of this agreement, it will only be deemed unable to pay its debts under section 123(a) of that Act if the demand made by a creditor is in excess of £5,000;

(h)                                 something having a substantially similar effect to any of (a) to (g) happens in connection with that person under the law of any jurisdiction;

(i)                                     an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of such person, or of a substantial part of the property or assets of such person, under the Bankruptcy Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such person or for a substantial part of its property or assets or (C) the winding-up or liquidation of such person; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(j)                                    it shall (A) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in the immediately preceding paragraph (i), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for it or for a substantial part of its property or assets, or (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding.

“Insolvency Event” means, in relation to a Lender, it becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due.

“Interest Period” means, in relation to a Loan, each period determined in accordance with Clause 11 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.3 (Default interest).

“Interpolated Screen Rate” means in relation to LIBOR or EURIBOR for any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)                                 the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan and;

(b)                                 the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of the Specified Time on the Quotation Day for the currency of that Loan.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Lender” means:

(a)                                 each entity listed in Part II of Schedule 1;

(b)                                 any person which has become a Party as a Lender in accordance with Clause 25 (Changes to the Lenders); and

(c)                                  any Nominated Affiliate who acts in accordance with Clause 5.5,

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

“LIBOR” means, in relation to any Loan in US$ (other than a US$ Swingline Loan), CHF or Sterling, the higher of zero and the following rate determined as of the Specified Time on the Quotation Day and for a period equivalent (in the Agent’s opinion, without the need for instructions) to the Interest Period of the relevant Loan:

(a)                                 the applicable Screen Rate; or

(b)                                 if:

(i)                                     no Screen Rate is available for the currency or period of that Loan and the Interest Period is longer than the minimum period for which a Screen Rate is available, the Interpolated Screen Rate for that Loan; or

(ii)                                  if no Screen Rate is available for the currency or period of that Loan and it is not possible to calculate an Interpolated Screen Rate for that Loan, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by three Reference Banks in relation to LIBOR as either:

(A)                               if:

(1)                         the Reference Bank is a contributor to the applicable Screen Rate; and

(2)                         it consists of a single figure,

the rate (applied to the relevant Reference Bank and the relevant currency and period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator; or

(B)                               in any other case, the rate at which the relevant Reference Bank could fund itself in the relevant currency for the relevant period with reference to the unsecured wholesale funding market.

“Limited Recourse Indebtedness” means Financial Indebtedness incurred by a member of the Group to finance the creation or development of a Project or proposed Project of that member on terms that:

(a)                                 the person (“Relevant Person”) in whose favour that Financial Indebtedness is incurred does not have any right to enforce its rights or remedies (including for any breach of any representation or warranty or obligation) against that member or against the Project Assets of that member, in each case, except for the purpose of enforcing an Encumbrance which only secures the Project Assets and only to the extent of the lesser of the value of the Project Assets of that member encumbered by the Encumbrance and the amount secured by that Encumbrance; and

(b)                                 the Relevant Person is not permitted or entitled:

(i)                                     except as and to the extent permitted in (a) above, to enforce any right or remedy against, or demand payment or repayment of any amount from, any member of the Group (including for breach of any representation or warranty or obligation); or

(ii)                                  except and to the extent permitted in (a) above, to take any proceedings against any member of the Group; or

(iii)                               to apply to wind up, or prove in the winding up of, any member of the Group,

so that the Relevant Person’s only right of recourse in respect of that Financial Indebtedness or that Encumbrance is to the Project Assets encumbered by that Encumbrance.

“Loan” means a Tranche A Loan, a Tranche B Loan, a Tranche C Loan, a US$ Swingline Loan or an A$ Swingline Loan.

“Majority Lenders” means a Lender or group of Lenders whose Commitments aggregate more than 66 2/3% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3% of the Loans outstanding at the time.

For the purpose of determining the Majority Lenders, any Commitment or Loan outstanding which is not denominated in the Base Currency will be converted by the Agent to the Base Currency at the Agent’s Spot Rate of Exchange on the Business Day before the determination is required to be made.

“Mandatory Costs” means the percentage rate per annum calculated by the Agent in accordance with Schedule 12 (Mandatory Cost Formulae).

“Margin” means, in relation to each Tranche and a particular Interest Period the margin for that Tranche as specified below opposite the applicable S&P Credit Rating as at the first day of the Interest Period:

	Tranche A	Tranche B	Tranche C
S&P Credit Rating	Margin (p.a.)	Margin (p.a.)	Margin (p.a.)

A- or above	0.675%	0.50%	N/A
BBB+	0.70%	0.525%	N/A
BBB	0.75%	0.575%	N/A
BBB-	0.825%	0.65%	N/A
Below BBB- (or unrated)	0.975%	0.80%	N/A

“Margin Regulations” means regulations T, U and X of the Board of Governors of the Federal Reserve System of the United States from time to time in force, 12 C.F.R, Party 220, 221 and 224, respectively.

“Market Disruption Event” means:

(a)                                 at or about noon on the Quotation Day for the relevant Interest Period the relevant Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Agent to determine the applicable Base Rate for the relevant currency and period (in which case each Lender participating in the Loan will be an “Affected Lender”); or

(b)                                 in relation to a Loan for which the base rate was to have been LIBOR, EURIBOR, HIBOR or CDOR, before 5pm (London time) on the Business Day after the Quotation Day for the relevant Interest Period, the Agent receives notifications from a Lender or Lenders (whose participations in that Loan exceed 35% of the Loan) that as a result of market circumstances not limited to it:

(i)                                     the cost to it on the Quotation Day of obtaining matching deposits in the Relevant Interbank Market expressed as a rate percent per annum is or would be in excess of LIBOR, EURIBOR, HIBOR or CDOR (as the case may be); or

(ii)                                  it is unable to obtain matching deposits in the Relevant Interbank Market,

(in which case an “Affected Lender” will be a Lender which gives such a notification); or

(c)                                  in relation to a Loan for which the base rate was to have been BBSY, before 5pm (Sydney time) on the Business Day after the Quotation Day for the relevant Interest Period, the Agent receives notifications from a Lender or Lenders whose participations in that Loan exceed 35% of that Loan, that as a result of market circumstances not limited to it the cost to it of funding its participation in the Loan is or would be in excess of BBSY (in which case an “Affected Lender” will be each Lender which gives such a notification).

(d)                                 in relation to an A$ Swingline Loan or US$ Swingline Loan, before 5pm (Sydney time and New York time respectively) on the Business Day after the day the Agent has made funds available to the Swingline Borrower pursuant to Clause 6.3(a)(ii) or 6.4(a)(ii) (as applicable), the Agent receives notifications from a Lender or Lenders (whose participations in that Loan exceed 35% of the Loan) that as a result of market circumstances not limited to it:

(i)                             the cost to it on the Swingline Loan Utilisation Date for obtaining matching deposits in the Relevant Interbank Market expressed as a rate percent per annum was in excess of Prime or BBSY (as applicable); or

(ii)                          it was unable to obtain matching deposits in the Relevant Interbank Market,

(in which case an “Affected Lender” will be a Lender which gives such a notification);

“Material Adverse Effect” means any adverse effect which is material to:

(a)                                 the ability of an Obligor to comply with its obligations under any Financing Document; or

(b)                                 the financial condition or operations of the Group taken as a whole.

“Maturing Revolving Loan” has the meaning given to that term in Clause 8.2 (Deemed Rollover of Revolving Loans).

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)                                 if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(b)                                 if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

The above rules will only apply to the last Month of any period.

“Multiemployer Plan” means a ‘multiemployer plan’ (as such term is defined in Sections 3(37) and 4001(a)(3) of ERISA).

“Net Interest Expense” means, for a relevant period, the aggregate consolidated borrowing costs of the Group less the sum of:

(a)                                 the aggregate consolidated interest income received by the Group;

(b)                                 the interest component of the post employment benefit costs of the Group classified as borrowing costs; and

(c)                                  any discounting of the long term provisions of the Group recognised as borrowing costs,

in each case as disclosed in the Group’s most recent audited annual consolidated Accounts or semi-annual unaudited consolidated Accounts, as applicable, or, if they are not expressly disclosed in the relevant Accounts, as certified by an Authorised Officer of the Company to the Agent, all as determined on a consolidated basis in accordance with Australian Accounting Standards.

“New Lender” means a company which becomes a New Lender in accordance with Clause 25 (Changes to the Lenders).

“Nominated Affiliate” has the meaning given to that term in Clause 5.5 (Affiliates of Lenders).

“Obligor” means a Borrower or a Guarantor.

“Offshore Associate” means an Associate:

(a)                                  (i)                                       which is a non-resident of Australia and does not acquire, or would not acquire, the relevant participations in the Loans in carrying on a business in Australia at or through a permanent establishment of the Associate in Australia; or

(ii)                                  which is a resident of Australia and which acquires, or would acquire, the relevant participations in the Loans in carrying on a business in a country outside Australia at or through a permanent establishment of the Associate in that country; and

(b)                                 which is not acquiring the relevant participations in the Loans or receiving payment in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme.

“Optional Currency” means a currency (other than an Available Currency) which complies with the conditions set out in Clause 4.3 (Conditions relating to Optional Currencies).

“Original Obligor” means an Original Borrower or an Original Guarantor.

“Participating Member State” means any member state of the European Union that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Participation Fee” means the participation fee payable pursuant to Clause 13.3 (Participation Fee) as set out in a Fee Letter.

“Party” means a party to this Agreement and includes its successors in title, permitted assigns and permitted transferees.

“PBGC” means the United States Pension Benefit Guaranty Corporation or any successor thereto under ERISA.

“Permitted Encumbrance” means:

(a)                                 any Encumbrance identified in Schedule 8;

(b)                                 any Encumbrance over any asset which existed at the date that the asset was acquired by a member of the Group not being an Encumbrance created in anticipation of the asset being so acquired, but only to the extent of the Financial Indebtedness secured by that Encumbrance at the date of the acquisition of the asset PROVIDED THAT such Encumbrance will be discharged within one year of the date of acquisition or such later date as may be the date of its maturity if it secures indebtedness which has the character of a fixed interest rate indebtedness providing a commercial financial advantage to the Group;

(c)                                  any Encumbrance which existed over an asset of a corporation which becomes a Subsidiary after the date of this Agreement but only to the extent of the Financial Indebtedness secured by that security at the date of acquisition of that corporation PROVIDED THAT such security will be discharged within one year of the date of acquisition or such later date as may be the date of its maturity if it secures Financial Indebtedness which has the character of a fixed interest rate indebtedness providing a commercial financial advantage to the Group;

(d)                                 any Encumbrance created to secure new Financial Indebtedness directly or indirectly for the purpose of purchasing shares in a corporation or other assets by charging the shares or assets purchased PROVIDED THAT any such Encumbrance shall be discharged within two years of such Encumbrance being granted;

(e)                                  any Encumbrance over real or personal property created to secure the repayment of Financial Indebtedness for the purpose of acquiring or developing that property or for some other purpose in connection with that property where the rights of the holder of the Encumbrance are limited to the property the subject of the Encumbrance, it being the intention that the holder of the Encumbrance shall not have recourse to a member of the Group personally or to any other property of that member;

(f)                                   any Encumbrance for any borrowings from bankers or others for the purpose of financing any import or export contract in respect of which any part of the price receivable is guaranteed or insured by any institution carrying on an export credit guarantee or insurance business PROVIDED THAT such Financial Indebtedness does not exceed the sum so guaranteed or insured;

(g)                                  any Encumbrance for moneys borrowed from an international or governmental development agency or authority to finance the development of a specific project where such security is required by applicable law or practice and where the security is created over assets used in or derived from the development of such project;

(h)                                 any Encumbrance created in favour of co-venturers pursuant to any agreement relating to an unincorporated joint venture over interests in or the assets of such unincorporated joint venture for the purpose of securing the payment of obligations arising under that agreement;

(i)                                     any Encumbrance over goods and products, or documents of title to goods and products, arising in the ordinary course of business in connection with letters of credit and similar transactions where that Encumbrance secures only the acquisition cost or selling price (and amounts incidental thereto) of such goods and products required to be paid within 180 days;

(j)                                    any Encumbrance arising by operation of law in the ordinary course of business of a member of the Group;

(k)                                 any other Encumbrance consented to by the Agent (acting on the instructions of the Majority Lenders);

(l)                                     any Encumbrance created by a member of the Group over a Project Asset of that member to the extent that it secures:

(i)                                     in the case of an Encumbrance over assets or property falling within paragraph (a) of the definition of Project Assets, Limited Recourse Indebtedness incurred by that member; or

(ii)                                  in the case of an Encumbrance over shares or equity interests falling within paragraph (b) of the definition of Project Assets, Limited Recourse Indebtedness incurred by the immediate Subsidiary of that member; and

(m)                             any Encumbrance created by a member of the Group securing any Financial Indebtedness incurred for the purpose of repaying or refinancing all or any of the Limited Recourse Indebtedness secured by an Encumbrance described in paragraph (a) of this definition (“Existing Security”) if and to the extent that:

(i)                                     the Encumbrance does not extend to any asset or property which was not expressed to be subject to the Existing Security;

(ii)                                  the Encumbrance does not secure a principal amount exceeding the principal amount which was outstanding and secured by the Existing Security at the time of repayment of refinancing; and

(iii)                               the Financial Indebtedness is Limited Recourse Indebtedness.

“Prime” means, the higher of zero and the prime commercial lending rate for US Dollars from time to time appearing on Thomson Reuters page USPRIME5 or, if that rate is not available, the prime commercial lending rate for US Dollars determined by the Agent. Each change in the interest rate on a US$ Swingline Loan which results from a change in the Prime rate becomes effective on the day on which the change in the Prime rate becomes effective.

“Privacy Statement” means the privacy statement as set out in Schedule 15 and updated and provided by the Agent to the Borrowers from time to time.

“Project” means any project or development undertaken or proposed to be undertaken by any member of the Group involving:

(a)                                 the acquisition of assets or property;

(b)                                 the development of assets or property for exploitation; or

(c)                                  the acquisition and development of assets or property for exploitation.

“Project Assets” means:

(a)                                 any asset or property of a member of the Group relating to the creation or development of a Project or proposed Project of that member including any assets or property of that member derived from, produced by or related to that Project; and

(b)                                 any fully paid shares or equity interests in any interests in any member of the Group which are held by the immediate holding entity of that member provided that:

(i)                                     that member carries on no business other than the business of that Project or proposed Project; and

(ii)                                  there is no recourse to the immediate holding entity other than to those fully paid shares or equity interests and the rights and proceeds in respect of those shares or equity interests.

“Qualifying Lender” means:

(a)                                 a Lender (other than a Lender within sub-paragraph (b) below) which is beneficially entitled to interest payable to that Lender in respect of a Utilisation under a Financing Document and is:

(i)                             a Lender:

(A)                               which is a bank (as defined for the purpose of section 879 of the Income Tax Act 2007 (UK) (“UK Taxes Act”)) providing a Utilisation under a Financing Document; or

(B)                               in respect of a Utilisation made under a Financing Document by a person that was a bank (as defined for the purpose of section 879 of the UK Taxes Act) at the time that the Utilisation was made,

and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that Utilisation; or

(ii)                          a Lender which is:

(A)                               a company resident in the United Kingdom for United Kingdom tax purposes;

(B)                               a partnership, each member of which is:

(1)                                 a company so resident in the United Kingdom; or

(2)                                 a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009 (“CTA”) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(3)                                 a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(iii)                       a Treaty Lender; or

(b)                                 a building society (as defined for the purpose of section 880 of the UK Taxes Act) making an advance under a Financing Document.

“Quotation Day” means, in relation to any period for which an interest rate is to be determined:

(a)                                 if the currency is Australian Dollars, Hong Kong Dollars, CAD or subject to paragraph (c) below, Sterling, the first day of that period;

(b)                                 if the currency is euro, two TARGET Days before the first day of that period; or

(c)                                  for any other currency or in the case of a Utilisation in Sterling to be provided to an Australian Borrower through an Australian Lending Office, two Business Days before the first day of that period, unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

“Receiver” includes a receiver or receiver and manager.

“Reference Bank” means, in relation to a Base Rate, the relevant office of a bank or financial institution which normally contributes to the relevant Screen Rate for that Base Rate or such other entity as the Agent and the Company agree from time to time (including for the purposes of calculating Mandatory Costs).

“Reference Bank Quotation” means any quotation supplied to the Agent by a Reference Bank.

“Refinancing Time” has the meaning given to that term in the Fourth Deed of Amendment and Restatement.

“Regulations” mean any regulations of the Board of Governors of the Federal Reserve System of the United States from time to time in force.

“Relevant Country” means any country, or political sub-division of one or more countries, or any federation or association of countries in which the Obligor is either incorporated or is resident or domiciled for any tax purpose or in which the Obligor carries on business or owns or leases property or from which, or through which, any payment under a Financing Document is made.

“Relevant Interbank Market” means:

(a)                                 in relation to AUD, the Australian bank bill market;

(b)                                 in relation to euro, the European interbank market;

(c)                                  in relation to HKD, the Hong Kong interbank market; and

(d)                                 in relation to any other currency, the London interbank market.

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“Relevant Lending Office” means that office of a Lender through which a Lender participates in a Utilisation, which must be one of an Australian Lending Office, a UK Lending Office, a US Lending Office or any other office (including the office of any of its offshore banking units) notified to the Company by the Lender in writing on or before the date it becomes a Lender (or following that date, by not less than five Business Days’ written notice). Unless and until otherwise notified by a Lender to the Agent and the Company, a Lender’s Relevant Lending Office in respect of any Utilisation will be its Lending Office specified in Schedule 10 which is in the jurisdiction in which the Utilisation has been requested.

“Relevant Person” has the meaning given to that term in the definition of Limited Recourse Indebtedness.

“Repeating Representations” means each of the representations and warranties set out in Clauses 20.1, 20.2 and 20.4 (other than those in Clauses 20.1(h) and (i)).

“Resignation Letter” means a letter substantially in the form set out in Schedule 6 (Form of Resignation Letter).

“Revolving Loan” means a Loan which is not a Swingline Loan.

“Rollover Date” means the date on which a Rollover Loan is made or where the context requires, is proposed to be made.

“Rollover Loan” means one or more Revolving Loans:

(a)                                 made or to be made on the same day that a Revolving Loan matures;

(b)                                 the aggregate amount of which is equal to or less than the maturing Revolving Loan;

(c)                                  in the same currency as the maturing Revolving Loan; and

(d)                                 made or to be made to the same Borrower for the purpose of refinancing or continuing a maturing Revolving Loan.

“Rollover Request” means a notice substantially in the form set out in Part II of Schedule 3 (Requests).

“S&P Credit Rating” means, as at the relevant date, the senior unsecured credit rating for the Company issued by Standard & Poor’s (Australia) Pty Ltd.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time:

(a)                                 any person listed in any Sanctions related list of designated persons maintained by Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state or the Department of Foreign Affairs and Trade (Australia);

(b)                                 any person operating, organized or resident in a Sanctioned Country; or

(c)                                  any person controlled by any such person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by:

(a)                                 the U.S. government, including those administered by Office of Foreign Assets Control or the U.S. Department of State;

(b)                                 the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom; or

(c)                                  the Australian government.

“Second Deed of Amendment and Restatement” means the deed dated on or about 23 October 2013 between, among others, the Agent, each Lender and each Borrower.

“Screen Rate” means:

(a)                                 in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 and LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate);

(b)                                 in relation to EURIBOR, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate);

(c)                                  in relation to HIBOR, the percentage rate per annum determined by the Hong Kong Association of Banks for the relevant period displayed on the HIBOR= page of the Thomson Reuters screen;

(d)                                 in relation to CDOR, the percentage rate per annum determined by the Investment Industry Regulatory Organization of Canada for the relevant period displayed on the appropriate page of the Thomson Reuters screen; and

(e)                                  in relation to BBSY, the average bid rate displayed at or about 10.30am (Sydney time) on the first day of the relevant period on the Thomson Reuters screen BBSY page for a term equivalent to the relevant period.

If the agreed page is replaced or service ceases to be available, the Agent may specify another page or service displaying the appropriate rate after consultation with the Company and the Lenders.

“Significant Item” means any non-cash and non-recurring item of revenue or expense of such size, nature or incidence that is relevant to the user’s understanding of the performance of the entity and is disclosed as a ‘Significant Item’ in the Accounts.

“Specified Time” means a time determined in accordance with Schedule 9 (Timetables).

“Sterling”, “£” and “GBP” means the lawful currency of the United Kingdom.

“Subordinated Debt Allowance” means, on any date, Financial Indebtedness of an Obligor satisfying each of the following:

(a)                                 such Financial Indebtedness shall be and remain unsecured indebtedness of such Obligor;

(b)                                 such Financial Indebtedness shall be junior and subordinate to the obligations of the Obligors under the Financing Documents; and

(c)                                  the Majority Lenders shall have reviewed the terms of such Financial Indebtedness and its subordination and approved its exclusion from the calculation of Total Net Indebtedness and Financial Indebtedness incurred by Subsidiaries of the Company who are not Guarantors for the purposes of the financial undertakings contained in Clause 22 (Financial Covenants).

“Subsidiary” of an entity means another entity which is a subsidiary of the first within the meaning of part 1.2 division 6 of the Corporations Act or is a subsidiary of or otherwise controlled by the first within the meaning of Australian Accounting Standards.

“Swingline Borrower” means in relation to any US$ Swingline Loan, a US$ Swingline Borrower and in relation to any A$ Swingline Loan, an A$ Swingline Borrower.

“Swingline Loan” means a US$ Swingline Loan or an A$ Swingline Loan.

“Swingline Purpose” means:

(a)                                 in relation to a US$ Swingline Loan, to refinance any note or other instrument maturing under a US Dollar commercial paper programme of a member of the Group; or

(b)                                 in relation to an A$ Swingline Loan, to refinance any note or other instrument maturing under an Australian Dollar commercial paper programme of a member of the Group.

“Swingline Sub-Limit” means either the US$ Swingline Sub-Limit or the A$ Swingline Sub-Limit.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer Payment System is open for the settlement of payments in euro.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Tax Act” means the Income Tax Assessment Act 1936 (Cwlth).

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Financing Document, other than a FATCA Deduction.

“Termination Date” means, subject to the Extension Procedure:

(a)                                 in relation to Tranche A, 17 July 2020; and

(b)                                 in relation to Tranche B, 9 February 2021.

“Third Deed of Amendment and Restatement” means the deed dated on or about 22 July 2015 between, among others, the Agent, each Lender and each Borrower.

“Total Adjusted Capitalisation” means as of any date, the sum of:

(a)                                 Total Net Worth; and

(b)                                 Total Net Indebtedness,

as of such date.

“Total Available A$ Swingline Sub-Commitment” means the aggregate for the time being of each Lender’s Available A$ Swingline Sub-Commitment in respect of that Tranche.

“Total Available Commitment” means, in relation to a Tranche, the aggregate for the time being of each Lender’s Available Commitment in respect of that Tranche.

“Total Available US$ Swingline Sub-Commitment” means the aggregate for the time being of each Lender’s Available US$ Swingline Sub-Commitment in respect of that Tranche.

“Total Commitments” means the aggregate of the Total Tranche A Commitments, the Total Tranche B Commitments and the Total Tranche C Commitments, being US$1,340,400,000 as at the ‘Refinancing Time’ as defined in the Fourth Deed of Amendment and Restatement.

“Total Liabilities of the Group” means at any time the aggregate amount of all secured and unsecured liabilities (including provisions) of the Group at that time the amounts of which are disclosed in the most recent consolidated Accounts of the Group as prepared as required by and in accordance with this Agreement.

“Total Net Indebtedness” means, as of any date:

(a)                                 the sum of:

(i)                                     the outstanding interest-bearing liabilities of the Group as disclosed in the Company’s most recently delivered annual audited consolidated Accounts or semi-annual unaudited consolidated Accounts pursuant to

Clause 21(b) or (c) (as applicable) but, for the avoidance of doubt, excluding retirement and other employee benefit obligations and ‘Other Financial Liabilities’ as disclosed in the Company’s most recently delivered annual audited consolidated Accounts or semi-annual unaudited consolidated Accounts and excluding any Financial Indebtedness falling within the Subordinated Debt Allowance; and

(ii)                                  increases and/or decreases in such interest-bearing liabilities since the date of such Accounts; plus

(b)                                 without duplication, any Guarantees given by the Group which are outstanding on such date; minus

(c)                                  cash and cash equivalents of the Group (including short term deposits held with financial institutions) on such date, all as determined on a consolidated basis in accordance with Australian Accounting Standards.

“Total Net Worth” means, as of any date, the sum of contributed equity, reserves, retained profits and minority interests of the Group, all as determined on a consolidated basis in accordance with Australian Accounting Standards.

“Total Secured Liabilities” means in relation to the Group and at any time, that portion of the Total Liabilities of the Group in respect of which at that time any member of the Group has created, assumed or caused to exist any Encumbrance or which is secured by any Encumbrance.

“Total Tangible Assets” means:

(a)                                 in relation to the Group, the aggregate value of the assets of the Group (other than intangible assets (including goodwill) and deferred tax assets), as disclosed in the consolidated Accounts of the Group most recently prepared before the time when the determination or examination is being made as required by and in accordance with this Agreement and after adding an amount equal to the amount of any share capital issued by the Company and paid or called since the date as at which those Accounts were made up; and

(b)                                 in relation to a member of the Group, the aggregate book value of the assets of that member of the Group (other than intangible assets (including goodwill) and deferred tax assets) calculated by reference to the balance sheet of that entity which was last prepared.

“Total Tranche A Commitments” means the aggregate of the Tranche A Commitments, being US$565,400,000 as at the ‘Refinancing Time’ as defined in the Fourth Deed of Amendment and Restatement.

“Total Tranche B Commitments” means the aggregate of the Tranche B Commitments, being US$775,000,000 as at the ‘Refinancing Time’ as defined in the Fourth Deed of Amendment and Restatement.

“Total Tranche C Commitments” means the aggregate of the Tranche C Commitments, being US$0 on and from 28th February, 2014.

“Tranche” means Tranche A, Tranche B or Tranche C.

“Tranche A” means the revolving multicurrency cash advance facility with swingline sub-limits made available under this Agreement as described in Clause 2 (The Facilities) and Clause 6 (Swingline Sub-limits).

“Tranche A Commitment” means:

(a)                                 in relation to a Lender, the amount in the Base Currency set opposite its name under the heading “Tranche A Commitment” in Part II of Schedule 1 (The Parties) and the amount of any other Tranche A Commitment transferred to it under this Agreement; and

(b)                                 in relation to any other Lender, the amount in the Base Currency of any Tranche A Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Tranche A Lender” means a Lender with a Tranche A Commitment.

“Tranche A Loan” means a Loan made or to be made under Tranche A or the principal amount outstanding for the time being of that loan.

“Tranche B” means the revolving multicurrency cash advance facility made available under this Agreement as described in Clause 2 (The Facilities).

“Tranche B Commitment” means:

(a)                                 in relation to a Lender, the amount in the Base Currency set opposite its name under the heading “Tranche B Commitment” in Part II of Schedule 1 (The Parties) and the amount of any other Tranche B Commitment transferred to it under this Agreement; and

(b)                                 in relation to any other Lender, the amount in the Base Currency of any Tranche B Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Tranche B Loan” means a Loan made or to be made under Tranche B or the principal amount outstanding for the time being of that loan.

“Tranche C” means the revolving multicurrency cash advance facility made available under this Agreement as described in Clause 2 (The Facilities).

“Tranche C Commitment” means:

(a)                                 in relation to a Lender, the amount in the Base Currency set opposite its name under the heading “Tranche C Commitment” in Part II of Schedule 1 (The Parties) and the amount of any other Tranche C Commitment transferred to it under this Agreement; and

(b)                                 in relation to any other Lender, the amount in the Base Currency of any Tranche C Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Tranche C Loan” means a Loan made or to be made under Tranche C or the principal amount outstanding for the time being of that loan.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Company.

“Transfer Date” means, in relation to a transfer the later of:

(a)                                 the proposed Transfer Date specified in the Transfer Certificate; and

(b)                                 the date which is the tenth Business Day (or, in respect of any transfer to an Existing Lender effected under Clause 8.3(d), the fifth Business Day) after the date of delivery of the relevant Transfer Certificate to the Agent, or such earlier Business Day endorsed by the Agent on such Transfer Certificate.

“Treaty Lender” means a Lender which:

(a)                                 is treated as a resident of a Treaty State for the purposes of the relevant Treaty; and

(b)                                 does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Utilisations is effectively connected.

“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom or the United States, as applicable, which makes provision for full exemption from tax imposed by the United Kingdom or the United States on the relevant interest payment.

“UK Lending Office” means that office of a Lender referred to in Part II of Schedule 10 located in the United Kingdom or as otherwise stated in that part through which a requested Utilisation may be made by a Borrower.

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Financing Documents.

“US Borrower” means Amcor Finance (USA), Inc. and any Additional Borrower that is incorporated under the laws of the USA or is otherwise specified in an Accession Letter to be a US Borrower.

“US Dollars” and “US$” means the lawful currency of the United States of America.

“US Lending Office” means that office of a Lender referred to in Part III of Schedule 10 located in the United States of America or as otherwise stated in that part through which a requested Utilisation may be made by a Borrower.

“US Obligors” means Amcor Finance (USA), Inc. or any other US Subsidiary which becomes an Additional Obligor.

“US Subsidiary” means a Subsidiary of the Company which is incorporated, or is otherwise formed in and subject to the laws of, any jurisdiction of the United States of America.

“US Tax Obligor” means:

(a)                                 a Borrower which is resident for tax purposes in the United States of America; or

(b)                                 an Obligor some or all of whose payments under the Financing Documents are from sources within the United States for US federal income tax purposes.

“US$ Swingline Borrower” means each US Borrower.

“US$ Swingline Lender” means a Lender with an US$ Swingline Sub-Commitment.

“US$ Swingline Loan” means a Loan in US Dollars made or to be made under Tranche A using US$ Swingline Sub-Commitments requested or obtained under Clause 6 (Swingline Sub-Limits), or the principal amount outstanding for the time being of that loan.

“US$ Swingline Sub-Commitment” means:

(a)                                 in relation to a Lender, the amount in the Base Currency set opposite its name under the heading “US$ Swingline Sub-Commitment” in Part II of Schedule 1 (The Parties) and the amount of any other US$ Swingline Sub-Commitment transferred to it under this Agreement; and

(b)                                 in relation to any other Lender, the amount in the Base Currency of any US$ Swingline Sub-Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“US$ Swingline Sub-Limit” means US$40,000,000 (or, if less, the Total Available Commitment of Tranche A).

“Utilisation” means a utilisation of a Tranche.

“Utilisation Date” means the date of a Utilisation, being the date on which a Loan is or is to be made.

“Utilisation Request” means a notice substantially in the form set out in Part I of Schedule 3 (Requests) and includes a Rollover Request.

“Verification Certificate” means, in respect of an Original Obligor, a certificate substantially in the form set out in the relevant Part of Schedule 11 (Verification Certificates).

1.2                               Construction

(a)                                 Any reference in this Agreement to:

(i)                                     “assets” includes present and future properties, revenues and rights of every description;

(ii)                                  the “European interbank market” means the interbank market for euro operating in Participating Member States;

(iii)                               a “Financing Document” or any other agreement or instrument is a reference to that Financing Document or other agreement or instrument as amended, assigned or novated;

(iv)                              “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(v)                                 a “person” or “entity” includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing and any reference to a particular person or entity (as so defined) includes a reference to that person’s or entity’s executors, administrators, successors, substitutes (including by novation) and assigns;

(vi)                              a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation and if not having the force of law, with which responsible entities in the position of the relevant Party would normally comply;

(vii)                           the words “including”, “for example” or “such as” when introducing an example do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

(viii)                        references to “the date of this Agreement” mean the original date of this Agreement being 1 December 2010;

(ix)                              a provision of law or a regulation is a reference to that provision as amended or re-enacted; and

(x)                                 unless a contrary indication appears, a time of day is a reference to Sydney time.

(b)                                 A group of persons is a reference to any two or more of them jointly and to each of them individually.

(c)                                  An agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually.

(d)                                 An agreement, representation or warranty by two or more persons binds them jointly and each of them individually, but an agreement, representation or warranty by a Finance Party binds the Finance Party, as the case may be, individually only.

(e)                                  Section, Clause and Schedule headings are for ease of reference only.

(f)                                   Unless a contrary indication appears, a term used in any other Financing Document or in any notice given under or in connection with any Financing Document has the same meaning in that Financing Document or notice as in this Agreement.

(g)                                  A Default is “continuing” if it has not been remedied to the satisfaction of the Agent (acting on the instructions of the Majority Lenders) or waived in writing.

1.3                               Accounting Policy

(a)                                 Subject to clause 1.3(c), if in the reasonable opinion of the Company or the Majority Lenders any changes to the Australian Accounting Standards materially alter the effect of the financial covenants in Clauses 22 or 23.3 or the related definitions, the Company and the Agent (acting on the instructions of the Majority Lenders) will negotiate in good faith to amend the relevant undertakings and definitions so that they have an effect comparable to that at the date of this Agreement.

(b)                                 If the amendments are not agreed within 30 days (or any longer period agreed between the Company and the Agent (acting on the instructions of the Majority Lenders)) then the Company will provide with its financial statements any reconciliation statements (audited, where applicable) necessary to enable calculations based on the Australian Accounting Standards as they were before those changes, and the changes will be ignored for the purposes of Clause 22 or 23.3.

(c)                                  The parties agree that all covenants in this Agreement have been drafted with the intention that the Obligors comply with those covenants based on version of the IFRS

16 that has been issued as at the Refinancing Time. Unless otherwise agreed in writing between the Company and the Agent, any subsequent revision, amendment, restatement or replacement of IFRS 16 including, without limitation, updating IAS 17 to IFRS 16, which changes, or eliminates, the distinction between operating leases and finance leases does not apply to this Agreement.

SECTION 2

THE FACILITIES

2.                                      THE FACILITIES

2.1                               The Facilities Subject to the terms of this Agreement, the Lenders make available to the Borrowers a multicurrency revolving cash advance facility comprising:

(a)                                 Tranche A in an aggregate amount equal to the Total Tranche A Commitments;

(b)                                 Tranche B in an aggregate amount equal to the Total Tranche B Commitments; and

(c)                                  Tranche C in an aggregate amount equal to the Total Tranche C Commitments.

2.2                               Finance Parties’ rights and obligations

(a)                                 The obligations of each Finance Party under the Financing Documents are several. Failure by a Finance Party to perform its obligations under the Financing Documents does not affect the obligations of any other Party under the Financing Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Financing Documents.

(b)                                 The rights of each Finance Party under or in connection with the Financing Documents are separate and independent rights and any debt arising under the Financing Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)                                  A Finance Party may, except as otherwise stated in the Financing Documents, separately enforce its rights under the Financing Documents.

2.3                               Increase

(a)                                 The Company may, by giving prior notice to the Agent by no later than the date falling 30 days after the effective date of a cancellation of:

(i)                                     the Commitments of a Lender in accordance with Clause 9.6 (Right of repayment and cancellation in relation to a single lender); or

(ii)                                  the Commitments of a Lender in accordance with Clause 9.1 (Illegality),

request that the Commitments of each relevant Tranche be increased (and the Commitments of such Tranches shall be so increased) in an aggregate amount in the Base Currency of up to the amount of the Commitments so cancelled in accordance with Clause 2.3(b).

(b)                                 The Company may make a request under Clause 2.3(a) on the basis that:

(i)                                     the increased Commitments will be assumed by one or more Lenders or other banks or financial institutions or trusts, funds or other entities which are regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (each an “Increase Lender”) selected by the Company and for each of which the Company will provide the Agent with written confirmation of such Increase Lender’s agreement to assume the obligations of a lender corresponding to that part of the increased Commitments which it is to assume, as if it had been a Lender;

(ii)                                  each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been a Lender;

(iii)                               each Increase Lender shall become a Party as a “Lender” and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Finance Parties would have assumed and/or acquired had the Increase Lender been a Lender;

(iv)                              the Commitments of the Lenders which are not Increase Lenders shall continue in full force and effect and shall not be affected by the changes to the Commitments of the Increase Lenders;

(v)                                 no Lender is under any obligation to negotiate or agree with the Company to become an Increase Lender or to increase its own Commitments; and

(vi)                              any increase in the Total Commitments shall take effect on the date specified by the Company in the notice referred to above or any later date on which the conditions set out in paragraph (b) below are satisfied.

(c)                                  An increase in the Total Commitments will only be effective on:

(i)                                     the execution by the Agent of an Increase Confirmation received by it from the relevant Increase Lender;

(ii)                                  the Agent providing confirmation to each Lender that the cancelled Lender’s participation in each Loan outstanding as at the date of the Total Commitments has been paid in full, which confirmation shall be given by the Agent within 5 Business Days of the notice being given under Clause 2.3(a);

(iii)                               the Company providing to each Lender (including any Increase Lender) sufficient information as may reasonably be requested by the Lender in relation to the proposed increase in Total Commitments or in respect of any Increase Lender who is not already a party to this Agreement (including any relevant financial information); and

(iv)                              in relation to an Increase Lender which is not a Lender immediately prior to the relevant increase, the performance by the Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by that Increase Lender, the completion of which the Agent shall promptly notify to the Company and the Increase Lender.

(d)                                 Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective.

(e)                                  Unless the Agent otherwise agrees or the increased Commitment is assumed by an existing Lender, the Company shall, on the date upon which the increase takes effect, promptly on demand pay the agent the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in connection with any increase in Commitments under this Clause 2.3.

(f)                                   The Company may pay to the Increase Lender an upfront fee in the amount and at the times agreed between the Company and the Increase Lender in a letter between the Company and the Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this paragraph.

(g)                                  Clause 25.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.3 in relation to an Increase Lender as if references in that Clause to:

(i)                                     an “Existing Lender” were references to all the Lenders immediately prior to the relevant increase;

(ii)                                  the “New Lender” were references to that “Increase Lender”; and

(iii)                               a “re-transfer” were references to respectively a “transfer”.

3.                                      PURPOSE

3.1                               Purpose

(a)                                 Each Borrower shall apply all amounts borrowed by it under a Revolving Loan:

(i)                                     to refinance the Existing Syndicated Facilities; and

(ii)                                  for the general corporate and working capital purposes of the Group,

(b)                                 Each Borrower shall apply all amounts borrowed by it under a Swingline Loan for the relevant Swingline Purpose.

3.2                               Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.                                      CONDITIONS OF UTILISATION

4.1                               Initial conditions precedent

No Borrower may deliver a Utilisation Request unless the Agent has received all of the documents and other evidence listed in Part I of Schedule 2 (Conditions precedent) in form and substance satisfactory to the Agent (acting on the instructions of all the Lenders). The Agent shall notify the Company and the Lenders promptly upon being so satisfied.

4.2                               Further conditions precedent

The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)                                           in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Default is continuing or would result from the proposed Loan; and

(b)                                           the Repeating Representations to be made by each Obligor are:

(i)                     true and correct in all material respects; and

(ii)                  not misleading in any material respect.

4.3                               Conditions relating to Optional Currencies

(a)                                         A currency will constitute an Optional Currency in relation to a Loan if:

(i)	it is readily available in the amount required and freely convertible into the Base Currency in the Relevant Interbank Market on the Quotation Day and the Utilisation Date for that Loan; and

(ii)	it has been approved by the Agent (acting on the instructions of all the Lenders) on or prior to receipt by the Agent of the relevant Utilisation Request for that Loan by the Specified Time.

(b)                                         If the Agent has received a written request from the Company for a currency to be approved under paragraph (a)(ii) above by the Specified Time, the Agent will confirm to the Company by the Specified Time:

(i)	whether or not the Lenders have granted their approval; and

(ii)	if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation in that currency.

4.4                               Maximum number of Loans

A Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation an aggregate of 10 or more Loans would be outstanding under Tranche A, Tranche B and Tranche C.

SECTION 3

UTILISATION

5.                                      UTILISATION

5.1                               Delivery of a Utilisation Request

A Borrower may utilise a Tranche by delivery to the Agent of a Utilisation Request not later than the Specified Time duly completed and signed by an Authorised Officer of the Borrower.

5.2                               Completion of a Utilisation Request

(a)                                 Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)                                     it identifies the Tranche to be utilised;

(ii)                                  if relevant, it identifies whether the proposed Loan is to be an A$ Swingline Loan or a US$ Swingline Loan;

(iii)                               the proposed Utilisation Date is a Business Day within the Availability Period applicable to the relevant Tranche;

(iv)                              in respect of a Revolving Loan, the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount);

(v)                                 in respect of a US$ Swingline Loan, it is denominated in US Dollars and the amount complies with the conditions applicable to a US$ Swingline Loan set out in Clause 6 (Swingline Sub Limits);

(vi)                              in respect of an A$ Swingline Loan, it is denominated in Australian Dollars and the amount complies with the conditions applicable to an A$ Swingline Loan set out in Clause 6 (Swingline Sub Limits); and

(vii)                           the proposed Interest Period complies with Clause 11 (Interest Periods).

(b)                                 Only one Loan may be requested in each Utilisation Request.

5.3                               Currency and amount

(a)                                 The currency specified in a Utilisation Request issued by a Borrower must be an Available Currency in respect of that Borrower or an Optional Currency.

(b)                                 The amount of the proposed Loan must be:

(i)                                     if the currency selected is US Dollars, a minimum of US$5,000,000 (and a whole multiple of US$1,000,000) or, if less, the Total Available Commitment for the relevant Tranche;

(ii)                                  if the currency selected is Australian Dollars, a minimum of A$10,000,000 (and a whole multiple of A$1,000,000) or, if less, the Total Available Commitment for the relevant Tranche;

(iii)                               if the currency selected is Sterling, a minimum of £3,000,000 (and a whole multiple of £500,000) or, if less, the Total Available Commitment for the relevant Tranche;

(iv)                              if the currency selected is euro, a minimum of €5,000,000 (and a whole multiple of €1,000,000) or, if less, the Total Available Commitment for the relevant Tranche;

(v)                                 if the currency selected is CHF, a minimum of CHF10,000,000 (and a whole multiple of CHF1,000,000) or, if less, the Total Available Commitment for the relevant Tranche;

(vi)                              if the currency selected is HKD, a minimum of HKD10,000,000 (and a whole multiple of HKD1,000,000) or, if less, the Total Available Commitment for the relevant Tranche;

(vii)                           if the currency selected is CAD, a minimum of CAD10,000,000 (and a whole multiple of CAD1,000,000) or, if less, the Total Available Commitment for the relevant Tranche; and

(viii)                        if the currency selected is an Optional Currency, the minimum amount (or an integral multiple, if required) specified by the Agent pursuant to paragraph (b)(ii) of Clause 4.3 (Conditions relating to Optional Currencies) or, if less, the Total Available Commitment, or such other amounts as are agreed between the Agent and the relevant Borrower and, in all cases, such that the Base Currency Amount of the proposed Loan is less than or equal to the Total Available Commitment for the relevant Tranche.

5.4                               Lenders’ participation

(a)                                 If the conditions set out in Clause 4 (Conditions of Utilisation), Clauses 5.1 (Delivery of a Utilisation Request) to 5.3 (Currency and amount) and, if relevant Clause 6 (Swingline Sub-Limits) have been met, each Lender shall make its participation in each Loan available by the Utilisation Date through its Relevant Lending Office.

(b)                                 Subject to paragraphs (c) and (d), the amount of each Lender’s participation in each Loan under a Tranche will be equal to the proportion borne by its Available Commitment under that Tranche to the Total Available Commitment under that Tranche immediately prior to making the Loan.

(c)                                  The amount of each Tranche A Lender’s participation in each A$ Swingline Loan will be equal to the proportion borne by its Available A$ Swingline Sub-Commitment to the Total Available A$ Swingline Sub-Commitments immediately prior to making the A$ Swingline Loan. For the avoidance of doubt, if a Tranche A Lender is not an A$ Swingline Lender, it shall not participate in any A$ Swingline Loan.

(d)                                 The amount of each Tranche A Lender’s participation in each US$ Swingline Loan will be equal to the proportion borne by its Available US$ Swingline Sub-Commitment to the Total Available US$ Swingline Sub-Commitments immediately prior to making the US$ Swingline Loan. For the avoidance of doubt, if a Tranche A Lender is not a US$ Swingline Lender, it shall not participate in any US$ Swingline Loan.

(e)                                  The Agent shall notify each Lender of the amount, currency and the Base Currency Amount of each Loan and of its participation in the Loan by the Specified Time.

(f)                                   Where on the same day a Lender is obliged to provide a Loan to a Borrower and the Borrower is obliged to repay a Loan in the same currency, only the net amount need be provided in cash or repaid in cash, as the case may be.

5.5                               Affiliates of Lenders

(a)                                 References in this Agreement to a Lender in respect of a particular Utilisation made or proposed to be made is to the relevant Lender or its Affiliate which provides or is obliged to provide the Utilisation in accordance with this Agreement.

(b)                                 The parties acknowledge and agree that each Lender may satisfy its obligations, and exercise its rights, in relation to its Commitment or Utilisations denominated in a particular currency through an Affiliate (“Nominated Affiliate”). The Nominated Affiliates of the Lenders as at the date of the Fourth Deed of Amendment and Restatement are listed in Part III of Schedule 1. The parties acknowledge that each Lender, and not any of its Nominated Affiliates, has the Commitment and the obligation to provide financial accommodation under this Agreement. No Nominated Affiliate which is or becomes a party to this Agreement has any Commitment.

(c)                                  Each Nominated Affiliate of a Lender listed in Part III of Schedule 1 has executed this Agreement in that capacity. Any subsequent Nominated Affiliate of a Lender must execute an agreement in form and substance acceptable to the Agent and the Company agreeing to be bound by this Agreement as the Nominated Affiliate of a Lender. The Agent is irrevocably authorised by the other Finance Parties to execute any such agreement on their behalf.

(d)                                 Each Nominated Affiliate shall, in relation to the proportion of any Utilisation which it provides, be and have all the rights of the Lender of which it is the Nominated Affiliate and the Obligors shall have obligations to the Nominated Affiliate as a Lender. Only the Lender and not the Nominated Affiliate shall have any voting or decision making rights under this Agreement.

(e)                                  Each Lender agrees to bear its own Costs and any amounts which would otherwise be payable under Clause 14.1 (Payments by Obligors), Clause 14.2 (Payments of Taxes) or Clause 15.1 (Increased Costs) arising directly out of satisfying its obligations and exercising its rights under the Financing Documents through a Nominated Affiliate, without recourse to the Obligors.

5.6                               Company as Obligor’s Agent

(a)                                 Each Obligor (other than the Company) irrevocably appoints the Company as its agent under each Financing Document to:

(i)                                     give and receive on its behalf all notices, approvals, consents and other communications which may be given by or to it under any Financing Document;

(ii)                                  give notices, approvals, consents and other communications on its behalf relating to the use of the Tranches by it including by completing, executing and delivering any Utilisation Request or selecting or failing to select any Interest Period; and

(iii)                               exercise any of its rights or take any action on its behalf under or in connection with any Financing Document including but not limited to approving, negotiating, accepting and executing any agreement or deed effecting any amendments to, releases from or waivers in relation to, any Financing Document.

(b)                                 The appointment in Clause 5.6 is irrevocable until after this Agreement terminates and all amounts owing to each Finance Party under the Financing Documents have been paid and satisfied in full.

(c)                                  Notwithstanding the agency arrangements in this Clause 5.6, the Agent (on behalf of any one or more Lenders) may require an Obligor to sign an amending document if the amendments under such document are, in the reasonable opinion of any Lender:

(i)                                     materially adverse to that Obligor; or

(ii)                                  material to the rights and obligations of the Lender under a Financing Document.

5.7                               Obligor’s acknowledgment

Each Obligor (other than the Company) acknowledges and agrees:

(a)                                 to ratify all action taken by the Company under Clause 5.6;

(b)                                 that the Agent and each other Finance Party may rely on anything done by the Company on behalf of an Obligor as agent or purported agent of that Obligor as having been done with the authority and approval of that Obligor even if that Obligor disputes the doing of that thing;

(c)                                  that no Finance Party need concern itself about whether or not anything done or to be done by the Company on behalf of an Obligor as agent or purported agent of that Obligor is authorised or approved by that Obligor or within the authorities conferred on the Company under Clause 5.6;

(d)                                 that it is liable for anything done by the Company on behalf of that Obligor as agent or purported agent of that Obligor in connection with the Financing Documents including as a result of any representation or warranty given or taken to be given by that Obligor as a result of the Company giving a Utilisation Request on behalf of a Borrower; and

(e)                                  that anything done by the Company on behalf of that Obligor as agent or purported agent of that Obligor binds that Obligor.

5.8                               Reliquefication bills

(a)                                 Each Australian Borrower irrevocably and for value authorises each Lender (at the option of the Lender) from time to time:

(i)                                     to prepare reliquefication bills of exchange in relation to a Loan to it denominated in Australian dollars; and

(ii)                                  to sign them as drawer or endorser in the name of and on behalf of the relevant Australian Borrower,

provided that such reliquefication bills on their face expressly state that they are without recourse to the relevant Australian Borrower.

(b)                                 The total face amount of reliquefication bills prepared by any Lender and outstanding in relation to any Loan must not at any time exceed:

(i)                                     that Lender’s share of the principal amount of that Loan; plus

(ii)                                  the total interest on that share over the relevant Interest Period.

(c)                                  Reliquefication bills must mature on or before the last day of the relevant Interest Period.

(d)                                 Each Lender may realise or deal with any reliquefication bill prepared by it as it thinks fit.

(e)                                  Each Lender shall indemnify the Australian Borrower on demand against all liabilities, costs and expenses incurred by it by reason of it being a party to a reliquefication bill prepared by that Lender. This paragraph (e) does not affect any obligation of the Australian Borrower under this Agreement. In particular the obligations of the Australian Borrower to make payments under this Agreement are not in any way affected by any liability of a Lender, contingent or otherwise, under this indemnity

(f)                                   If a reliquefication bill prepared by a Lender is presented to the Australian Borrower and the Australian Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys payable to that Lender.

6.                                      SWINGLINE SUB-LIMITS

6.1                               Swingline Sub-Limits

(a)                                 The Lenders agree that the Swingline Borrowers may utilise Tranche A by way of Swingline Loans for the relevant Swingline Purpose, provided that the aggregate amount of US$ Swingline Loans outstanding at any time does not exceed the US$ Swingline Sub-Limit and the aggregate amount of A$ Swingline Loans outstanding at any time does not exceed the A$ Swingline Sub-Limit.

(b)                                 Each A$ Swingline Lender will, through its respective Relevant Lending Office, make its participation in each A$ Swingline Loan (in accordance with Clause 5.4(b)) on the date on which each A$ Swingline Loan is to be made, subject to this Agreement.

(c)                                  Each US$ Swingline Lender will, through its respective Relevant Lending Office, make its participation in each US$ Swingline Loan (in accordance with Clause 5.4(b)) on the date on which each US$ Swingline Loan is to be made, subject to this Agreement.

(d)                                 For the avoidance of doubt, a Lender’s A$ Swingline Sub-Commitment and US$ Swingline Sub-Commitment shall form part of, and not be in addition to, the Lender’s Tranche A Commitment.

6.2                               Request for Swingline Loan

In order to request a Swingline Loan, a US$ Swingline Borrower must give a notice to the Agent by facsimile which is actually received by the Agent not later than 11.00 am (New York time) on the day of the US$ Swingline Loan and an A$ Swingline Borrower must give a notice to the Agent by facsimile which is actually received by the Agent not later than 11.00 am (Melbourne time) on the day of the A$ Swingline Loan specifying:

(a)                                 whether the proposed Loan is to be an A$ Swingline Loan or a US$ Swingline Loan;

(b)                                 the amount of the proposed Swingline Loan which (if less than the Total Available Commitment for Tranche A) will be a minimum principal amount of US$5,000,000 and a whole multiple of US$1,000,000, in the case of US$ Swingline Loans and a minimum principal amount of A$5,000,000 and a whole multiple of A$1,000,000, in the case of A$ Swingline Loans;

(c)                                  the Interest Period in respect thereof (which must be not more than 7 days);

(d)                                 details of the bank account to which the Swingline Borrower wishes the proceeds of the Swingline Loan to be made available; and

(e)                                  the proposed Utilisation Date of the making of the Swingline Loan, such date being a Business Day within the Availability Period for Tranche A.

6.3                               Notification of Requests for US$ Swingline Loan

(a)                                 Immediately upon receipt of a request under Clause 6.2 (Request for Swingline Loan) for a US$ Swingline Loan and in any event not later than 12 noon (New York time) on the proposed Utilisation Date of the US$ Swingline Loan:

(i)                                     the Agent will notify the US$ Swingline Lenders, at their respective Relevant Lending Offices in New York (or any other office reasonably requested by a US$ Swingline Lender), by facsimile, informing them of the amount to be made available by them in respect of the US$ Swingline Loan; and

(ii)                                  the Agent shall make available to the US$ Swingline Borrower an amount equal to the corresponding amount of each Lender’s participation in the US$ Swingline Loan by paying it into the account nominated by the US$ Swingline Borrower.

(b)                                 If any US$ Swingline Lender fails to provide its participation in any US$ Swingline Loan by 2.00pm (New York time) on the Utilisation Date, the US$ Swingline Lender must provide its participation by 2.00pm (New York time) on the following day and must promptly indemnify the Agent (to the extent not reimbursed by the US$ Swingline Borrowers) on demand rateably according to its participation in the US$ Swingline Loan from and against any and all liabilities, losses, costs and expenses of any kind and nature whatsoever which may be incurred by the Agent in complying or purporting to comply with its obligations under this Clause 6.3.

6.4                               Notification of request for A$ Swingline Loan

(a)                                 Immediately upon receipt of a request under Clause 6.2 (Request for Swingline Loan) for an A$ Swingline Loan and in any event not later than 12 noon (Melbourne time) on the proposed Utilisation Date of the A$ Swingline Loan:

(i)                                     the Agent will notify the A$ Swingline Lenders at their respective Relevant Lending Offices in Australia (or any other office reasonably requested by an A$ Swingline Lender), by facsimile, informing them of the amount to be made available by them in respect of the A$ Swingline Loan; and

(ii)                                  the Agent shall make available to the A$ Swingline Borrower an amount equal to the corresponding amount of each Lender’s participation in the A$ Swingline Loan by paying it into the account nominated by the A$ Swingline Borrower.

(b)                                 If any A$ Swingline Lender fails to provide its participation in any A$ Swingline Loan by 2.00pm (Melbourne time) on the Utilisation Date, the A$ Swingline Lender must provide its participation by 2.00pm (Melbourne time) on the following day and must promptly indemnify the Agent (to the extent not reimbursed by the A$ Swingline Borrowers) on demand rateably according to its participation in the A$ Swingline Loan from and against any liabilities, losses, costs and expenses of any kind and nature whatsoever which may be incurred by the Agent in complying or purporting to comply with its obligations under this Clause 6.4.

6.5                               Repayment of Swingline Loans

Each Swingline Borrower must repay each Swingline Loan obtained by it and interest thereon at the applicable interest rate on the last day of the Interest Period relating to that Swingline Loan.

6.6                               May not refinance previous drawings

A Swingline Loan may not be repaid out of the proceeds of another Swingline Loan.

7.                                      OPTIONAL CURRENCIES

7.1                               Selection of currency

A Borrower (or the Company on behalf of a Borrower) shall select the currency of a Loan in a Utilisation Request.

7.2                               Unavailability of a currency

If before the Specified Time on any Quotation Day:

(a)                                 the Agent has received notice from a Lender that the Optional Currency requested is not readily available to it in the amount required or is not freely convertible into the Base Currency in the Relevant Interbank Market; or

(b)                                 a Lender notifies the Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it, the Agent will give notice to the relevant Borrower to that effect by the Specified Time on that day. In this event, any Lender that gives notice pursuant to this Clause 7.2 will be required to participate in the Loan in the Base Currency (in an amount equal to that Lender’s proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender’s proportion of the Base Currency Amount of the Maturing Revolving Loan that is due to be repaid) and its participation will be treated as a separate Loan denominated in the Base Currency during that Interest Period.

7.3                               Currency Fluctuations

(a)                                 If any Loan under a Tranche is denominated in a currency other than the Base Currency, on the last day of an Interest Period for that Loan under a Tranche the Agent may recalculate the Base Currency Amount of all outstanding Loans under that Tranche by notionally converting into the Base Currency the outstanding amount of those Loans on the basis of the Agent’s Spot Rate of Exchange on the date of calculation.

(b)                                 If, as a result of the calculation under paragraph (a), the recalculated Base Currency Amount of all outstanding Loans under a Tranche exceeds 105% of the aggregate of the Commitments under that Tranche, then on request by the Agent the Borrowers shall ensure that within five Business Days sufficient Loans under that Tranche are prepaid to prevent the adjusted Base Currency

Amount of the Loans outstanding under that Tranche exceeding the aggregate of the Commitments under that Tranche.

7.4                               Agent’s calculations

Each Lender’s participation in a Loan will, subject to paragraph (a) above, be determined in accordance with paragraph (b) of Clause 5.4 (Lenders’ participation).

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

8.                                      REPAYMENT

8.1                               Repayment of Loans

Each Borrower which has drawn a Loan shall repay that Loan on the last day of its Interest Period, subject to Clause 8.2. Without limitation to any other provision of this Agreement, each Borrower which has drawn a Revolving Loan shall repay that Revolving Loan no later than the Termination Date of the relevant Tranche and, in the case of a Swingline Loan, no later than the earlier of the last day of the Interest Period for that Swingline Loan and the Termination Date for Tranche A. The Commitments in respect of a Tranche shall be cancelled on the Termination Date for that Tranche.

8.2                               Deemed Rollover of Revolving Loan

If in respect of a Revolving Loan that is due to mature (a “Maturing Revolving Loan”):

(a)                         three Business Days prior to the last day of the Interest Period for that Maturing Revolving Loan the Borrower to which that Revolving Loan was made has not issued a Utilisation Request (including a Rollover Request) requesting a Rollover Loan;

(b)                         the Borrower has not, since the date that Maturing Revolving Loan was originally made or last Rollover Date (as applicable) in respect of that Maturing Revolving Loan, cancelled the relevant Tranche (in whole or part), or advised the Agent in writing of its intention to do so; and

(c)                          the Borrower has not notified the Agent in writing that it intends to repay that Maturing Revolving Loan three Business Days prior to the last day of its Interest Period,

the Borrower to which that Revolving Loan was made will be deemed to have requested a Rollover Loan under the relevant Tranche in the same currency as the Maturing Revolving Loan, having:

(i)                                     as its Rollover Date, the last day of the Interest Period for the Maturing Revolving Loan; and

(ii)                                  an Interest Period of one Month (or such shorter period as is required to ensure that the Interest Period does not extend beyond the Termination Date).

For the avoidance of doubt, this Clause 8.2 shall not apply to any Revolving Loan in respect of which the Borrower has issued a Rollover Request by the Specified Time in accordance with Clause 5.1.

8.3                               Extension Procedure

(a)                                 The Company (on behalf of all the Obligors) may request an extension of the Termination Date of a Tranche for a period of up to 2 years (or such other period as agreed by the Company and the Lenders under the relevant Tranche) (an “Extension Request”). Any Extension Request for a Tranche shall be made to the Agent not later than 75 days, and not earlier than 90 days, before the then current Termination Date for that Tranche.

(b)                                 In respect of an Extension Request for a Tranche, each Lender under that Tranche shall, in its absolute discretion, decide whether or not it agrees to any extension of the Termination Date for that Tranche and the terms of any such extension. Each such Lender shall notify the Agent not later than 45 days before the then current Termination Date (the “Decision Date”) for the relevant Tranche whether it agrees to the extension and, if so, the terms of any extension (the “Extension Terms”). The Agent shall promptly notify the Company of each relevant Lender’s decision.

(c)                                  If an Extension Request is made in respect of a Tranche and, on or before the Decision Date, some but not all of the Lenders under the relevant Tranche have agreed with the Company (on behalf of the Obligors) on the Extension Terms to apply to the relevant Tranche, those Lenders under the relevant Tranche who have not agreed to such terms (in this Clause 8.3 “the Non-extending Lenders”) shall:

(i)                                     prior to the Termination Date for the Tranche (as such date applied as at the date of the Extension Request):

(A)                               continue to provide their proportion of the relevant Tranche on the terms which applied as at the date of the Extension Request; and

(B)                               be entitled to receive fees and Margins on the basis of those applying as at the date of the Extension Request; and

(ii)                                  on the Termination Date for the Tranche (as such date applied as at the date of the Extension Request), be entitled to be paid or repaid all moneys owing to them under the relevant Tranche, in each case subject to paragraph (d) below.

(d)                                 If, in relation to an Extension Request there is one or more Non-extending Lenders, the Company may at any time after the Decision Date but before the then current Termination Date for the relevant Tranche:

(i)                                     seek the substitution of any Non-extending Lender provided that the whole of the Commitment of any Non-extending Lender under the relevant Tranche is transferred in full to one or more replacement Lenders (which may, but need not, be an existing Lender); or

(ii)                                  cancel the whole of the Commitment of any Non-extending Lender under the relevant Tranche, provided that the amount owing to that Non-extending Lender under the relevant Tranche is repaid or prepaid in full, whereupon the Total Commitments under this Agreement and the relevant Tranche shall be reduced accordingly.

Each Non-extending Lender agrees to execute any Transfer Certificate reasonably required of it to effect a transfer pursuant to paragraph (d)(i) above. Any transferee in such circumstances shall be deemed to be an Extending Lender (as defined below) for the purposes of this Clause 8.3.

(e)                                  If an Extension Request is made in respect of a Tranche and, on or before the Decision Date, all or any of the Lenders under the relevant Tranche have agreed to the Extension Request and submitted to the Agent, and the Agent has submitted to the Company (on behalf of the Obligors) each Lender’s Extension Terms to apply to the relevant Tranche (in this Clause 8.3 “the Extending Lenders”), such Extending Lenders shall:

(i)                                     prior to the Termination Date for the Tranche (as such date applied as at the date of the Extension Request):

(A)                               continue to provide their proportion of the relevant Tranche on the terms which applied as at the date of the Extension Request; and

(B)                               be entitled to receive fees and margins on the basis of those applying as at the date of the Extension Request; and

(ii)                                  on and from the Termination Date for the Tranche (as such date applied as at the date of the Extension Request):

(A)                               provide their proportion of the relevant Tranche on the Common Extension Terms;

(B)                               be entitled to receive the fees and Margins specified in the Common Extension Terms for the remainder of the term of the relevant Tranche; and

(C)                               be entitled to be paid or repaid all moneys owing to them under the relevant Tranche on the extended Termination Date for the Tranche,

in each case, subject to any further extension under this Clause 8.3.

(f)                                   Without limiting Clause 5.6 (Company as Obligor’s Agent), the Company and the Extending Lenders agree to use reasonable endeavours to agree common Extension Terms to apply to the relevant Tranche based on the Extension Terms submitted by the Existing Lenders to the Agent on or before the Decision Date (“Common Extension Terms”). Any Common Extension Terms agreed between the Company (on behalf of each of the Obligors) and the Extending Lenders under the relevant Tranche shall be documented by way of an Extension Letter signed by the Agent (on behalf of each of the Extending Lenders under the relevant Tranche) and the Company (on behalf of each of the Obligors), provided that, if required under Clause 5.6(c), each Obligor shall also sign such Extension Letter.

(g)                                  For the avoidance of doubt, if an Extension Request is made in respect of a Tranche no consent or agreement is required from a Lender which is not a Lender under the relevant Tranche to either the extension of the relevant Tranche or the Common Extension Terms agreed between the Company (on behalf of each of the Obligors) and the Extending Lenders under the relevant Tranche. Each Lender irrevocably authorises the Agent to sign an Extension Letter approved by it on its behalf.

9.                                      PREPAYMENT AND CANCELLATION

9.1                               Illegality

(a)                                 If it becomes unlawful or impossible as a result of a change in law or regulation after the date of this Agreement in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan:

(i)                                     that Lender shall promptly notify the Agent upon becoming aware of that event;

(ii)                                  subject to paragraphs (b) and (c) below, upon the Agent notifying the Company, the Commitment of that Lender will be immediately suspended or cancelled; and

(iii)                               subject to paragraphs (b) and (c) below, each Borrower shall repay that Lender’s participation in each Loan made to that Borrower on:

(A)                               the later of the last day of the current Interest Period for the Loan and the thirtieth day after the Agent has notified the Company; or

(B)                               if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law).

(b)                                 Any suspension or cancellation under paragraph (a) above:

(i)                                     must apply only to the extent necessary to avoid the illegality or impossibility; and

(ii)                                  in the case of suspension, may continue only for so long as the illegality or impossibility continues or, if earlier, until the date on which a substitution is made pursuant to paragraph (c) below.

(c)                                  The Company may elect to substitute a Lender following a notice being given under paragraph (a) above from the Agent on behalf of that Lender. If the Company so elects, the relevant Lender shall, subject to Clause 25.5, execute a Transfer Certificate reasonably required of it to effect such a substitution.

9.2                               Change of control

Within 30 days of being notified or actually becoming aware that:

(a)                                 any person has obtained Control of the Company;

(b)                                 there has been a change of Control of the Company; or

(c)                                  the Company has become a Subsidiary of any person,

any Lender may require one or more Borrowers to prepay the Lender’s participation in all Loans or cancel its Commitment (or both) within 60 days of the Lender being notified or actually becoming aware of the occurrence of any of the events described in paragraphs (a) to (c) above. The Lender’s Commitment under each Tranche for which it has a Commitment shall be cancelled by the amount of any prepayment to the Lender under this Clause.

9.3                               Voluntary cancellation

The Company may, if it gives the Agent not less than three Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of US$5,000,000 and a whole multiple of US$1,000,000) of the Total Available Commitment for a Tranche. Any cancellation under this Clause 9.3 shall reduce the Commitments of the Lenders rateably under that Tranche.

9.4                               Voluntary prepayment of Loans

A Borrower to which a Loan has been made may, if it gives the Agent not less than three Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loan (but, if in part, being an amount that reduces the Base Currency Amount of the Loan by a minimum amount of US$5,000,000 and a whole multiple of US$1,000,000).

9.5                               Cancellation at the end of the Availability Period

Any undrawn portion of a Tranche shall automatically be cancelled at the end of the Availability Period for that Tranche.

9.6                               Right of repayment and cancellation in relation to a single Lender

(a)                                 If:

(i)            any sum payable to any Lender by an Obligor is required to be increased under Clause 14.1 (Payments by Obligors);

(ii)           any Lender claims indemnification from the Company under Clause 14.2 (Payment of Taxes) or Clause 15.1 (Increased costs); or

(iii)          any Lender becomes a Defaulting Lender,

the Company may:

(iv)          whilst the circumstance giving rise to the requirement or indemnification continues; and

(v)           if no Default is subsisting,

give the Agent not less than 3 Business Days’ notice of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender’s participation in the Loans.

(b)                                 On receipt of a notice referred to in paragraph (a) above, the Commitment of that Lender shall immediately be reduced to zero.

(c)                                  On the last day of each Interest Period which ends after the Company has given notice under paragraph (a) above (or, if earlier, the date specified by the Company in that notice), each Borrower to which a Loan is outstanding shall repay that Lender’s participation in that Loan.

(d)                                 The Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders.

9.7                               Restrictions

(a)                                 Any notice of cancellation or prepayment given by any Party under this Clause 9 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)                                 Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

(c)                                  Unless a contrary indication appears in this Agreement, any part of a Tranche which is repaid or prepaid may be reborrowed in accordance with the terms of this Agreement.

(d)                                 The Borrowers shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)                                  No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)                                   If the Agent receives a notice under this Clause 9 it shall promptly forward a copy of that notice to either the Company or the affected Lender or Lenders, as appropriate.

(g)                                  All prepayments of a Tranche shall be applied to the participations of each Lender in that Tranche on a pro rata basis according to the principal amount outstanding to each Lender under that Tranche at the time of the prepayment, except in the case of a prepayment as described in Clauses 9.1, 9.2 and 9.6 above where the prepayment shall be applied directly to the principal amount outstanding of the affected Lender.

SECTION 5

COSTS OF UTILISATION

10.                               INTEREST

10.1                        Calculation of interest

The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of:

(a)           the applicable Margin;

(b)           the applicable Base Rate; and

(c)           any Mandatory Costs (if any).

10.2                        Payment of interest

The Borrower to which a Loan has been made shall pay accrued interest on that Loan in arrears on the last day of each Interest Period (and, if the Interest Period is longer than six Months, on the dates falling at six monthly intervals after the first day of the Interest Period).

10.3                        Default interest

(a)                                 If an Obligor fails to pay any amount payable by it under a Financing Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is the sum of 2 per cent and the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 10.3 shall be immediately payable by the Obligor on demand by the Agent .

(b)                                 If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)            the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)           the rate of interest applying to the overdue amount during that first Interest Period shall be 2 per cent. per annum plus the rate which would have applied if the overdue amount had not become due.

(c)                                  Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

10.4                        Notification of rates of interest

The Agent shall promptly notify the Lenders and the relevant Borrower of the determination of a rate of interest under this Agreement.

11.                               INTEREST PERIODS

11.1                        Selection of Interest Periods

(a)                                 Subject to this Clause 11, a Borrower (or the Company on behalf of a Borrower) may select an Interest Period of 1, 2, 3 or 6 Months or 30, 60, 90 or 180 days (or a period which would end not more than 3 Business Days after or before any of those periods would end) or any other period agreed between the Company and the Agent (acting on the instructions of the Majority Lenders if less than 6 Months, or all Lenders, if more than 6 Months).

(b)                                 An Interest Period for a Swingline Loan must not be more than 7 days.

(c)                                  An Interest Period for a Loan shall not extend beyond the Termination Date applicable to its Tranche.

(d)                                 Each Interest Period for a Loan shall start on its Utilisation Date.

(e)                                  A Loan has one Interest Period only.

11.2                        Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or on the preceding Business Day (if there is not).

12.                               CHANGES TO THE CALCULATION OF INTEREST

12.1                        Absence of quotations

Subject to Clause 12.2 (Market disruption), if LIBOR, or if applicable, EURIBOR, HIBOR, CDOR or BBSY, is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR, EURIBOR, HIBOR, CDOR or BBSY shall be determined on the basis of the quotations of the remaining Reference Banks.

12.2                        Market disruption

(a)                                 If the Agent determines that a Market Disruption Event occurs in relation to a Loan for any Interest Period, then it shall promptly notify the Company and the Lenders, and the rate of interest on each Affected Lender’s participation in that Loan for the Interest Period shall be the rate per annum which is the sum of:

(i)            the applicable Margin;

(ii)           the rate notified to the Agent by that Affected Lender as soon as practicable, and in any event no later than the Business Day before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Affected Lender of funding its participation in that Loan from whatever source or sources it may reasonably select; and

(iii)          the Mandatory Costs, if any, applicable to that Lender’s participation in the Loan.

(b)                                 Each Lender shall determine the rate notified by it under sub-paragraph (a)(ii) above in good faith. The rate so notified and any notification under the definition of Market Disruption Event, will be conclusive and binding on the parties in the absence of manifest error.

(c)                                  If a Market Disruption Event occurs in respect of a Revolving Loan and the Agent or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.

(d)                                 Any alternative basis agreed pursuant to paragraph (c) above shall only apply with the prior consent of all the Lenders and the Company, and then shall be binding on all Parties.

(e)                                  The Agent shall promptly inform the Company and each Lender of any alternative basis agreed under paragraphs (c) and (d) above.

(f)                                   The Agent shall promptly notify to the Company:

(i)            on request any rate, or other information notified or specified by a Lender or the Agent under this Clause 12.2; and

(ii)           if there is a Market Disruption Event, the identity of any Lender or Lenders giving a notification under the definition of Market Disruption Event.

(g)                                  Subject to paragraph (h), each of the Agent, the Company and the other Obligors shall keep confidential and not disclose to any other Lender or any other person except the Company and any other Obligors, any information relating to a Lender described in paragraph (f) above. The Agent shall ensure that its officers and employees involved in performing its functions as Agent keep that information confidential and do not disclose it or allow it to be available to any other person or office within the Agent.

(h)                                 However, the Agent, the Borrower, the Company or its officers or employees may disclose such information described in paragraph (g) above:

(i)            to the extent required by any applicable law or regulation; or

(ii)           to the extent it reasonably deems necessary in connection with any actual or contemplated proceedings or a claim with respect to this Clause 12.2.

(i)                                     A Lender who gives a notification under the definition of Market Disruption Event at any time before 5.00 pm on the Business Day after the relevant Quotation Day may in that notification request the Agent to notify each other Lender that it has received a notification under the definition of Market Disruption Event (without giving details) and the Agent shall promptly comply with the request.

12.3                        Break Costs

(a)                                 Subject to paragraph (b) below, each Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

(b)                                 If all or any part of a Loan or Unpaid Sum is paid by a Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum as a consequence of the Company exercising its rights under Clause 9.6 (Right of repayment and cancellation in relation to a single Lender) or as a consequence of a mandatory prepayment under Clause 9.2 (Change of Control) then any Margin applicable to the Loan shall be excluded in the calculation of Break Costs for the purposes of Clause 12.3(a).

(c)                                  Each Lender shall, as soon as reasonably practicable after a demand by the Agent or the Borrower, provide a certificate to the Borrower confirming the amount of its Break Costs for any Interest Period in which they accrue.

13.                               FEES

13.1                        Agent’s fee

The Company shall pay to the Agent (for its own account) a fee in the amount and at the times agreed in a Fee Letter.

13.2                        Line Fee

(a)                                 The Company shall pay to the Agent (for the account of each Lender) a non-refundable fee in the Base Currency in respect of each Tranche computed at the rate per annum specified in the table below opposite the applicable S&P Rating (as at the first day of the relevant calendar quarter) on that Lender’s Commitment under that Tranche.

	Tranche A	Tranche B	Tranche C
S&P Credit Rating	Line Fee (p.a.)	Line Fee (p.a.)	Line Fee (p.a.)

A- or above	0.425%	0.30%	N/A
BBB+	0.45%	0.325%	N/A
BBB	0.50%	0.375%	N/A
BBB-	0.575%	0.45%	N/A
Below BBB- (or unrated)	0.725%	0.60%	N/A

(b)                                 The accrued line fee in respect of a Tranche is payable in arrears on the last Business Day of each March, June, September and December occurring before the cancellation of all Commitments under that Tranche, and on the cancelled amount of the relevant Lender’s Commitments under that Tranche at the time any cancellation of such Commitments is effected.

13.3                        Participation Fee

The Company shall, on behalf of each Borrower, pay to the Agent (for the account of each Lender) a participation fee in an amount and at the time agreed in a Fee Letter.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

14.                               TAX GROSS UP AND INDEMNITIES

14.1                        Payments by Obligors

All payments to be made by an Obligor to the Agent or a Lender, or by the Agent (having received a payment from an Obligor or any sum deemed for tax purposes to be received or receivable by the Agent from an Obligor) to a Lender under the Financing Documents, shall be made free and clear of and without deduction or withholding for or on account of Taxes unless such Obligor or Agent is required by law to make a Tax Deduction such that the Agent or a Lender, as the case may be (“Indemnified Party”), would not actually receive on the due date the full amount provided for under the Financing Documents, in which case:

(a)                                 the Obligor or Agent, as the case may be, agrees to deduct the amount for the Taxes (and any further deduction applicable to any further payment due under paragraph (e) below);

(b)                                 each Obligor shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of such Tax Deduction) notify the Agent accordingly;

(c)                                  the Obligor or Agent, as the case may be, agrees to pay an amount equal to the amount deducted by it to the relevant taxing authority in accordance with applicable law and within the time allowed;

(d)                                 within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Indemnified Party entitled to the payment evidence (including receipts) satisfactory to that Indemnified Party, acting reasonably, that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority;

(e)                                  the Obligor shall pay such additional amounts as are necessary so that, after making the deduction and further deductions applicable to additional amounts payable under this Clause (if any), the Indemnified Party receives (at the time the payment is due) a sum net of any Tax Deduction equal to the amount it would have received if no Tax Deduction had been made or required to be made; and

(f)                                   the Obligor agrees to pay to the Agent an amount equal to any deduction which the Agent is required to make under this Clause 14.

14.2                        Payment of Taxes

(a)                                 The Obligors shall (within three Business Days of demand by the Agent) pay to the Agent or a Lender (as the case may be) an amount equal to the loss, liability or cost which that Agent or Lender (as the case may be) determines will be or has been (directly or indirectly) suffered for or on account of Taxes by that Agent or Lender.

(b)                                 Clause 14.2(a) shall not apply:

(i)            with respect to any Taxes assessed on the Agent or a Lender (as the case may be):

(A)

under the law of the jurisdiction in which the Agent or Lender is incorporated or, if different, any jurisdiction or jurisdictions(s) in which the Agent or Lender is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which the Agent’s or Lender’s Relevant Lending Office is located in respect of amounts received or receivable in that jurisdiction,

if those Taxes are imposed on or calculated by reference to the net income received or receivable by the Agent or Lender (but not any sum deemed to be received or receivable); or

(ii)           to the extent that the loss, liability or cost referred to in Clause 14.2(a):

(A)	is compensated for by an additional payment under Clause 14.1 or by the indemnity under Clause 16; or

(B)	would have been compensated for by an additional payment under Clause 14.1 but was not so compensated solely because an exclusion in Clause 14.3 (Exclusions) applied.

(C)	relates to a FATCA Deduction required to be made by a Party.

(c)                                  The Agent shall promptly notify the Obligors of the event which will give rise, or has given rise, to a claim pursuant to Clause 14.2(a) and any Lender making or intending to make such a claim shall accordingly promptly notify the Agent of any such event.

(d)                                 A Lender shall, on receiving a payment from an Obligor under this Clause 14.2, notify the Agent.

14.3                        Exclusions

An Obligor is not required to pay an additional amount to an Indemnified Party under Clauses 14.1(e) and (f) (Payments by Obligors) if the obligation to do so arises as a result of any one or more of the following:

(a)                                 the deduction is in respect of Accountable Taxes (other than Taxes imposed by the United Kingdom) and is as a result of the Indemnified Party being a resident of, or organised or doing business in or having a connection with, the jurisdiction imposing the Accountable Taxes (other than where the Indemnified Party is considered a resident of, or as being organised or doing business in or having a connection with the jurisdiction, solely as a result of being a party to the Financing Documents or any transaction contemplated by the Financing Documents);

(b)                                 the deduction is in respect of Australian Withholding Tax and is as a result of the Indemnified Party being an Offshore Associate of an Obligor for the purposes of section 128F(6) of the Tax Act other than where an Obligor has breached its obligations under Clause 14.7 (Public Offer);

(c)                                  the deduction being required as a result of any representation or warranty given by the Indemnified Party under Clause 14.7 (Public Offer) being untrue;

(d)                                 the deduction is in respect of Indirect Tax but only to the extent that the obligation is provided for under Clause 14.9 (Indirect Tax);

(e)                                  the Tax Deduction is in respect of Tax imposed by the United Kingdom from a payment of interest under any Financing Document if on the date which the payment falls due:

(i)                                     the payment could have been made to the Agent or Lender without a Tax Deduction if it was a Qualifying Lender, but on that date that Agent or Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became the Agent or a Lender under this Agreement in (or in the published interpretation, administration, or application of) any law or Treaty, or any published practice or concession of any relevant taxing authority; or

(ii)                                  the Agent or Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Agent or Lender without the Tax Deduction had the Agent or Lender complied with its obligations under Clause 14.6 (Procedural Formalities).

14.4                        Tax credit

(a)                                 This Clause 14.4 applies if an Obligor complies with Clause 14.1(b), (c), (e) and (f) (Payments by Obligors) or Clause 14.2 (Payment of Taxes) and, as a result, the Agent or a Lender determines (in its sole opinion) that it has received and retained a tax credit, tax rebate or similar benefit for any tax payable by it that the Agent or the Lender identifies as being attributable to the amount deducted and paid to the relevant authority or paid to it by the Obligor (a “Credit”).

(b)                                 In that case, the Agent or Lender, as applicable, agrees to reimburse to the Obligor an amount equal to the amount that the Agent or Lender determines (in its sole opinion) to be the proportion of the Credit, as will leave the Agent or Lender (after the reimbursement) in no worse position than it would have been in had no deductions or payments been required under Clauses 14.1 or 14.2. However, the Agent or Lender need pay only to the extent it can do so in its sole opinion without prejudicing the retention of the amount of the Credit. In complying with this Clause, neither the Agent nor any Lender need disclose to the Obligor information about their tax affairs or order their tax affairs in a particular way.

(c)                                  To the extent that a Credit of the Agent or a Lender is subsequently disallowed or cancelled, the Obligor must on demand from that Agent or Lender repay to that Agent or Lender the amount of the Credit reimbursed to that Obligor under this Clause 14.4.

14.5                        Lender Status Confirmation

(a)                                 Each New Lender which becomes a party to this Agreement after the date of this Agreement shall indicate, in the Transfer Certificate which it executes on becoming a party, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in:

(i)            not a Qualifying Lender;

(ii)           a Qualifying Lender (other than a Treaty Lender); or

(iii)          a Treaty Lender.

(b)                                 If a New Lender fails to indicate its status in accordance with this Clause 14.5 then such New Lender shall be treated for the purposes of this Agreement as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, a Transfer Certificate shall not be invalidated by any failure of a Lender to comply with this Clause 14.5.

(c)                                  Each New Lender and each Lender shall promptly notify the Agent if there is any change in the position from that set out above, and each Lender shall promptly after the date of this Agreement notify the Agent (who shall notify the Company) of the category in paragraph (a) above in which it falls.

14.6                        Procedural Formalities

A Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

14.7                        Public Offer

(a)                                 The Original Mandated Lead Arrangers and Bookrunners each undertake, represent and warrant to the Obligors as follows:

(i)            On behalf of the Obligors, it has made invitations to become a Lender under this Agreement in to at least ten parties, each of whom, as at the date the relevant invitation was made, the Original Mandated Lead Arrangers and Bookrunners reasonably believed was carrying on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, for the purposes of Section 128F(3A)(a)(i) of the Tax Act; and

(ii)           The Original Mandated Lead Arrangers and Bookrunners reasonably believed each offeree was not an Associate of any of the other offerees or Amcor.

(b)                                 Each Obligor confirms that none of the potential offerees whose names were disclosed to it by an Original Mandated Lead Arranger and Bookrunner before the date of this Agreement were known or suspected by it to be an Offshore Associate of that Obligor.

(c)                                  Each Lender represents and warrants that:

(i)            an offer to participate in the Tranches in which it is participating was made to it by the Original Mandated Lead Arrangers and Bookrunners or on behalf of the Company;

(ii)           it was at the time of the offer, and will be at the time of advancing funds under the Tranches in which it is participating, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

(iii)          except as disclosed to the Company, so far as its officers and agents involved in the Loans have actual knowledge, it is not an Associate of any other person which was offered a participation under the Tranches in which it is participating or the Company.

(d)                                 At the cost of the Company, each Lender and the Agent will, so far as it is reasonably able to do so, do or provide such other things (including information) which the Company reasonably asks it to do or provide in connection with the offers to participate in the Tranches which the Company considers practicable and necessary to ensure that the requirements of section 128F of the Tax Act are satisfied.

14.8                        Stamp duties and Taxes

The Company shall:

(a)                                 pay; and

(b)                                 within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to,

all stamp duty, registration and other similar Taxes payable in respect of any Financing Document or the transfer of any rights by a Finance Party under a Financing Document.

14.9        Indirect Tax

(a)                                 All payments to be made by an Obligor under or in connection with any Financing Document have been calculated without regard to Indirect Tax and shall be deemed to be exclusive of any Indirect Tax. If all or part of any such payment is the consideration for a taxable supply or chargeable with Indirect Tax then, when the Obligor makes the payment:

(i)            it must pay to the Finance Party an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax; and

(ii)           the Finance Party will promptly provide to the Obligor a tax invoice complying with the relevant law relating to that Indirect Tax.

(b)                                 Where a Financing Document requires an Obligor to reimburse a Finance Party for any costs or expenses, that Obligor shall also at the same time pay and indemnify that Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses save to the extent that that Finance Party is entitled to repayment or an input credit in respect of the Indirect Tax. The Finance Party will promptly provide to the Obligor a tax invoice complying with the relevant law relating to that Indirect Tax.

14.10      FATCA Information

(a)                                 Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party but no earlier than 3 months prior to the first relevant FATCA Application Date:

(i)            confirm to that other Party whether it is:

(A)          a FATCA Exempt Party; or

(B)          not a FATCA Exempt Party; and

(ii)           supply to that other Party such forms, documentation and other information relating to its status under FATCA (including its applicable “passthru payment percentage” or other information required under the US Treasury Regulations or other official guidance including intergovernmental agreements) as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA.

(b)                                 If a Party confirms to another Party pursuant to clause 14.10(a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)                                  Paragraph (a) above shall not oblige any Finance Party to do anything which would or might in its reasonable opinion constitute a breach of:

(i)            any law or regulation;

(ii)           any fiduciary duty; or

(iii)          any duty of confidentiality.

(d)                                 If a Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with paragraph (a) above (including, for the avoidance of doubt, where paragraph (c) above applies), then:

(i)            if that Party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such Party shall be treated for the purposes of the Financing Documents as if it is not a FATCA Exempt Party; and

(ii)           if that Party failed to confirm its applicable “passthru payment percentage” then such Party shall be treated for the purposes of the Financing Documents (and payments made thereunder) as if its applicable “passthru payment percentage” is 100%, until (in each case) such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)                                  If a Borrower is a US Tax Obligor, or where the Agent reasonably believes that its obligations under FATCA require it, each Lender shall, within ten Business Days of:

(i)            where a Borrower is a US Tax Obligor and the relevant Lender is a Lender as at the Refinancing Time, the Refinancing Time;

(ii)           where a Borrower is a US Tax Obligor and the relevant Lender is a New Lender, the relevant Transfer Date;

(iii)          the date a new US Tax Obligor accedes as a Borrower; or

(iv)          where the Borrower is not a US Tax Obligor, the date of a request from the Agent,

supply to the Agent:

(v)           a withholding certificate on Form W-8 or Form W-9 (or any successor form) (as applicable); or

(vi)          any withholding statement and other documentation, authorisations and waivers as the Agent may require to certify or establish the status of such Lender under FATCA.

The Agent shall provide any withholding certificate, withholding statement, documentation, authorisations and waivers it receives from a Lender pursuant to this paragraph (e) to the Borrower and shall be entitled to rely on any such withholding certificate, withholding statement, documentation, authorisations and waivers provided without further verification. The Agent shall not be liable for any action taken by it under or in connection with this paragraph (e).

(f)                                   Each Lender agrees that if any withholding certificate, withholding statement, documentation, authorisations and waivers provided to the Agent pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, it shall promptly update such withholding certificate, withholding statement, documentation, authorisations and waivers or promptly notify the Agent in writing of its legal inability to do so. The Agent shall provide any such updated withholding certificate, withholding statement, documentation, authorisations and waivers to the Borrower. The Agent shall not be liable for any action taken by it under or in connection with this paragraph (f).

14.11      FATCA Deduction

(a)                                 Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)                                 Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction) notify the Party to whom it is making the payment and, in addition, shall notify the Company, the Agent and the other Finance Parties.

15.          INCREASED COSTS

15.1        Increased costs

(a)                                 Subject to Clause 15.3 (Exceptions) the Company shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)            the introduction of or any change in (or in the interpretation or application of) any law or regulation; or

(ii)           compliance with any law or regulation,

made after the date of this Agreement. This includes, without limitation, any law or regulation with regard to capital adequacy, prudential limits, liquidity, reserve assets or Tax.

(b)           In this Agreement “Increased Costs” means:

(i)            a reduction in the rate of return from any Tranche or on a Finance Party’s (or its Affiliate’s) overall capital (including, without limitation, as a result of any reduction in the rate of return on capital as more capital is required to be allocated);

(ii)           an additional or increased cost; or

(iii)          a reduction of any amount due and payable under any Financing Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its

Commitment or funding or performing its obligations under any Financing Document.

15.2        Increased cost claims

(a)                                 A Finance Party intending to make a claim pursuant to Clause 15.1 (Increased costs) shall notify the Agent of the event giving rise to the claim as soon as possible after it becomes aware of the event, following which the Agent shall promptly notify the Company.

(b)                                 Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount and basis of calculation of its Increased Costs. However, nothing in this Clause 15.2 obliges a Finance Party to provide any details of its business or tax affairs which it considers in good faith to be confidential.

(c)                                  Compensation in respect of a claim for Increased Costs need not be in the form of a lump sum and may be demanded as a series of payments. Compensation in respect of a claim for Increased Costs may not be demanded by a Lender in respect of any Increased Costs incurred more than 9 months prior to the date upon which any demand is made under this Clause.

15.3        Exceptions

Clause 15.1 (Increased costs) does not apply to the extent any Increased Cost is:

(a)           attributable to a Tax Deduction required by law to be made by an Obligor;

(b)           attributable to a FATCA Deduction required to be made by a Party;

(c)                                  compensated for by Clause 14 (Tax Gross Up and Indemnities) (or would have been compensated for under Clause 14 (Tax Gross Up and Indemnities) but was not so compensated solely because one of the exclusions in Clause 14.3 (Exclusions) applied);

(d)                                 attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

(e)           compensated for by the payment of Mandatory Costs.

15.4        Right to substitute

The Company may elect to substitute a Lender following a demand under Clause 15.1 (Increased Costs) from the Agent on behalf of that Lender.

16.          OTHER INDEMNITIES

16.1        Currency indemnity

(a)                                 If any sum due from an Obligor under the Financing Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)            making or filing a claim or proof against that Obligor; or

(ii)           obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)                                 Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Financing Documents in a currency or currency unit other than that in which it is expressed to be payable.

(c)                                  Payment of an amount in a currency other than the due currency does not discharge that amount except to the extent of the amount of the due currency actually obtained when the recipient converts the amount received into the due currency.

16.2        Other indemnities

Each Obligor shall, within three Business Days of demand, indemnify each Finance Party against any cost, expense, loss or liability (including legal fees) incurred by that Finance Party as a result of:

(a)           the occurrence of any Default;

(b)                                 any other information produced or approved by the Company under or in connection with the Financing Documents or the transactions they contemplate being or being alleged to be misleading or deceptive in any respect;

(c)                                  any enquiry, investigation, subpoena (or similar order) or litigation with respect to any Obligor or with respect to the transactions contemplated or financed under this Agreement;

(d)                                 a failure by an Obligor to pay any amount due under a Financing Document on its due date, including, any cost, loss or liability arising as a result of Clause 29 (Sharing among the Finance Parties);

(e)                                  funding, or making arrangements to fund, its participation in a Loan requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement;

(f)                                   a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Company;

(g)                                  an amount being paid or payable by that Finance Party to the Agent under Clause 27.10 (Lender’s Indemnity to the Agent); or

(h)                                 the Company acting or purporting to act as agent for an Obligor under Clause 5.6 (Company as Obligor’s Agent) even if acting outside of its actual or implied authority, in each case, other than where such cost, expense, loss or liability arose out of the gross negligence or wilful default of the relevant Finance Party.

16.3        Indemnity to the Agent

The Company shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:

(a)           investigating any event which it reasonably believes is a Default; or

(b)                                 entering into or performing any foreign exchange contract for the purposes of Clause 7 (Optional Currencies); or

(c)                                  acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.

17.          MITIGATION BY THE FINANCE PARTIES

17.1        Mitigation

(a)                                 Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable to it under, or its Commitment cancelled pursuant to, any of the following Clauses: Clause 9.1 (Illegality), Clause 14 (Tax gross-up and indemnities) (other than Clauses 14.4 (Tax Credit) or 14.9 (Indirect Tax)) or Clause 15 (Increased costs) including by transferring its rights and obligations under the Financing Documents to another Affiliate or Relevant Lending Office.

(b)                                 Paragraph (a) above does not in any way limit the obligations of any Obligor under the Financing Documents including under Clause 14 (Tax gross-up and indemnities).

17.2        Indemnity and limitation of liability

(a)                                 The Company shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 17.1 (Mitigation).

(b)                                 A Finance Party is not obliged to take any steps under Clause 17.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

18.          COSTS AND EXPENSES

18.1        Transaction expenses

The Company shall, within 3 Business Days of demand, pay the Agent (for itself and on behalf of the Lenders and Original Mandated Lead Arrangers and Bookrunners) the amount of all costs and expenses (including the legal fees of one firm in each relevant jurisdiction) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and syndication of:

(a)           this Agreement and any other documents referred to in this Agreement; and

(b)           any other Financing Documents executed after the date of this Agreement. To the extent that the Company reimburses the Agent under this Clause 18.1, the amount of the reimbursement is in consideration for the administration and facilitating services provided by the Agent to the Company under Clause 27.1(d).

18.2        Amendment costs

If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 30.9 (Change of currency), the Company shall, within three Business Days of demand, reimburse the Agent and each other Finance Party for the amount of all costs and expenses (including the legal fees of one firm in each relevant jurisdiction, unless otherwise agreed between the Agent and the Company) reasonably incurred by or for the account of the Agent or the Finance Party in responding to, evaluating, negotiating or complying with that request or requirement.

18.3        Enforcement costs

The Company shall, promptly on demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Financing Document or in connection with anything referred to in Clause 16.2(c) (Other indemnities).

SECTION 7

GUARANTEE

19.          GUARANTEE AND INDEMNITY

19.1                        Consideration

Each Guarantor acknowledges incurring obligations and giving rights under this Agreement for valuable consideration received from the Agent and each Lender.

19.2                        Guarantee

Each Guarantor unconditionally and irrevocably guarantees payment to the Agent and each Lender of the Guaranteed Money. If an Obligor does not pay the Guaranteed Money on time and in accordance with this Agreement (or within any applicable period of grace), then each Guarantor agrees to pay the Guaranteed Money to the Agent on demand from the Agent (whether or not demand has been made on the Obligor). A demand may be made at any time and from time to time.

19.3                        Indemnity

Each Guarantor unconditionally and irrevocably indemnifies the Agent and each Lender against any liability or loss arising and any Costs they suffer or incur because:

(a)                                 an Obligor does not, is not obliged to, or is unable to pay the Guaranteed Money or the liability to pay the Guaranteed Money is unenforceable in whole or in part as a result of lack of capacity, power or authority or improper exercise of power or authority; or

(b)                                 an Obligor is or becomes Insolvent (including, without limitation, liability or loss suffered by the Agent or any Lender because an amount is payable by the Agent or the Lender to a liquidator or trustee in bankruptcy in connection with a payment by the Obligor); or

(c)                                  the Guaranteed Money is not or has never been recoverable from each Guarantor under Clause 19.2, or from any Guarantor because of any other circumstance whatsoever including, without limitation, any transaction relating to the Guaranteed Money being void, voidable or unenforceable and whether or not the relevant Agent or that Lender knew or should have known anything about that transaction; or

(d)           any person exercises or does not exercise rights under this Agreement.

19.4                        Agent’s personal loss

Each Guarantor as principal debtor agrees to pay to the Agent for its own account on demand a sum equal to the amount of the liability or loss described in Clause 19.3 which is suffered by that Agent personally. Each Guarantor as principal debtor agrees to pay to each Lender on demand a sum equal to the amount of the liability or loss described in Clause 19.3 which is suffered by that Lender.

19.5                        Cross-guarantee and cross-indemnity

This Cross Guarantee takes effect as a cross-guarantee and cross-indemnity and operates as a separate guarantee and indemnity in relation to each Obligor as if that person was excluded from the definition of “Guarantor”.

19.6                        Extent of Cross Guarantee

(a)                                 The Cross Guarantee is a continuing obligation despite any intervening payment, settlement or other thing and extends to all of the Guaranteed Money and other money payable under the Cross Guarantee.

(b)                                 Each Guarantor waives any right it has of first requiring the Agent or any Lender, as the case may be, to commence proceedings or enforce any other right against any Obligor other Obligor or any other person before claiming from the Obligor under the Cross Guarantee.

19.7        Preservation of Agent’s and Lender’s rights

The liabilities under the Cross Guarantee of each Guarantor as a guarantor, principal debtor or indemnifier and the rights of the Agent and each Lender under the Cross Guarantee are not affected by anything which might otherwise affect them at law or in equity including, without limitation, one or more of the following (whether occurring with or without the consent of a person):

(a)                                 the Agent, any Lender or another person granting time or other indulgence (with or without the imposition of an additional burden) to, compounding or compromising with or wholly or partially releasing any Obligor or another person in any way;

(b)                                 the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)                                  laches, acquiescence, delay, acts, omissions or mistakes on the part of the Agent, any Lender or another person or any two or more of them;

(d)                                 any variation or novation of a right of the Agent, any Lender or another person or material alteration of a document, in respect of any Obligor or another person including, without limitation, an increase in the limit of or other variation in connection with advances or accommodation;

(e)                                  the transaction of business, expressly or impliedly, with, for or at the request of any Obligor or another person;

(f)                                   changes which from time to time may take place in the membership, name or business of a firm, partnership, committee or association whether by death, retirement, admission or otherwise whether or not the Obligor or another person was a member;

(g)           the loss or impairment of a collateral Encumbrance or a negotiable instrument;

(h)           a Financing Document being void, voidable or unenforceable;

(i)                                     a person dealing in any way with an Encumbrance, a Guarantee, the Cross Guarantee, a judgment or a negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);

(j)            the death of any person or any person becoming Insolvent;

(k)           a change in the legal capacity, rights or obligations of a person;

(l)                                     the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;

(m)          a judgment against any Obligor or another person;

(n)                                 the receipt of a dividend after a person has become Insolvent or the payment of a sum or sums into the account of any Obligor or another person at any time (whether received or paid jointly, jointly and severally or otherwise);

(o)           any part of the Guaranteed Money being irrecoverable;

(p)           an assignment of rights in connection with the Guaranteed Money;

(q)                                 the acceptance of repudiation or other termination in connection with the Guaranteed Money;

(r)            the invalidity or unenforceability of an obligation or liability of a person other than an Obligor;

(s)                                   invalidity or irregularity in the execution of the Cross Guarantee by any Guarantor or any deficiency in or irregularity in the exercise of the powers of any Guarantor to enter into or observe its obligations under the Cross Guarantee;

(t)                                    the opening of a new account by any Obligor with the Agent, any Lender or another person or the operation of a new account;

(u)           a person becoming an Obligor under Clause 26.2 or 26.4 at any time;

(v)                                 an Obligor ceasing to be a Subsidiary of the Company at any time (whether with or without the consent of the Agent or the Lenders); or

(w)                               any obligation of any Obligor being discharged by operation of law or otherwise.

19.8        Guarantor liability not affected

The liability of each Guarantor under the Cross Guarantee is not affected:

(a)                                 because any other person who was intended to enter into the Cross Guarantee, or otherwise become a co-surety or co-indemnifier for payment of the Guaranteed Money or other money payable under the Cross Guarantee has not done so or has not done so effectively; or

(b)                                 because a person who is a co-surety or co-indemnifier for payment of the Guaranteed Money or other money payable under the Cross Guarantee is discharged under an agreement or under statute or a principle of law or equity.

19.9        Suspension of Guarantor’s rights

As long as the Guaranteed Money or other money payable under the Cross Guarantee remains unpaid, each Guarantor must not without the consent of the Agent (acting on the instructions of the Majority Lenders):

(a)                                 in reduction of its liability under the Cross Guarantee, raise a defence, set-off or counterclaim available to itself, any other Obligor or a co-surety or co-indemnifier against the Agent or a Lender or claim a set-off or make a counterclaim against the Agent or a Lender; or

(b)                                 subject to paragraph (e), make a claim or enforce a right (including, without limitation, an Encumbrance) against any other Obligor or against their estate or property; or

(c)                                  prove in competition with the Agent or a Lender if an Obligor is or becomes Insolvent whether in respect of an amount paid by each Guarantor under the Cross Guarantee, in respect of another amount applied by the Agent or a Lender in reduction of each Guarantor’s liability under the Cross Guarantee, or otherwise; or

(d)                                 claim to be entitled by way of indemnity, subrogation, marshalling or otherwise to the benefit of an Encumbrance or Guarantee or a share in it now or subsequently held for the Guaranteed Money or other money payable under the Cross Guarantee; or

(e)                                  claim to be entitled to any contribution or demand any contribution from any other Guarantor except:

(i)                                     under the Deed of Contribution; and

(ii)                                  provided that the other Guarantor is not Insolvent.

19.10                 Agent’s right to prove

Each Guarantor irrevocably appoints the Agent and each Authorised Officer of the Agent severally its attorney.

Each attorney may:

(a)                                 in the name of each Guarantor or the attorney do anything which each Guarantor may lawfully do to exercise a right of proof of each Guarantor following any Obligor being or becoming Insolvent in connection with a matter not connected with its rights as Guarantor (including, without limitation, executing deeds and instituting, conducting and defending legal proceedings and receiving any dividend arising out of that right); and

(b)                                 delegate its powers (including, without limitation, this power of delegation) to any person for any period and may revoke a delegation; and

(c)                                  exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers.

19.11                 Ratification

Each Guarantor agrees to ratify anything done by an attorney or its delegate in accordance with Clause 19.10.

19.12                 Right of proof

Each Guarantor agrees and acknowledges that it may not exercise the right of proof referred to in Clause 19.10 independently of the attorney.

19.13                 Set-off

Each Guarantor agrees that any dividend received by the attorney on the exercise of a right of proof referred to in Clause 19.10 may be set off by the Agent against any Guaranteed Money and other money payable under the Cross Guarantee by each Guarantor.

19.14                 Other securities and obligations of Guarantor

The Agent’s and each Lender’s rights under the Cross Guarantee are additional to and do not merge with or affect and are not affected by:

(a)                                 any Encumbrance now or subsequently held by the Agent or any Lender from an Obligor, any Guarantor or any other person; or

(b)                                 any other obligation of any Obligor to the Agent or any Lender,

notwithstanding any rule of law or equity or any statutory provision to the contrary.

19.15                 Reinstatement of rights

If a claim is made that all or part of a payment, obligation, settlement, transaction, conveyance or transfer in connection with the Guaranteed Moneys or other money payable under any Financing Document is void or voidable under law relating to bankruptcy, insolvency, liquidation or the protection of creditors or for any other reason and the claim is upheld, conceded or compromised, then:

(a)                                 the Agent and each Lender is entitled immediately as against each Guarantor to the rights in respect of the Guaranteed Money or other money payable under any Financing Document to which it would have been entitled if all or that part of that payment, obligation, settlement, transaction, conveyance or transfer had not taken place; and

(b)                                 each Guarantor agrees to do any act and sign any document promptly on request from the Agent or any Lender to restore to the Agent and each Lender the Cross Guarantee granted to it by each Guarantor immediately prior to that payment, obligation, settlement, transaction, conveyance or transfer.

19.16                 Suspense Account

Each Lender may place in an interest bearing suspense account any payment it receives from a Guarantor for as long as it thinks prudent and need not apply it towards satisfying the Guaranteed Money.

19.17                 Extent of obligations

Each of the persons named as a “Guarantor” is liable for all the obligations under the Cross Guarantee both individually and jointly with any one or more of the other persons so named.

19.18                 Payments by Guarantor

Any payments required to be made by each Guarantor under this Clause must:

(a)                                 in the case of payments by a Guarantor be to the Agent; and

(b)                                 in the case of payments by a Guarantor which is not a Borrower, to the Agent which has demanded payment under this Clause.

19.19                 PPSA Further Assurances

If the Agent (acting on the instructions of the Majority Lenders) reasonably determines that the Cross Guarantee is a “Security Interest” for the purposes of the Personal Property Securities Act 2009 (Cth) (a “Security Interest”), the Company agrees to do anything (such as signing and producing documents in respect of the registration of the Security Interest, getting registration documents completed and signed and supplying information) which the Agent (after consultation with the Borrower) reasonably asks and considers reasonably necessary for the purposes of:

(a)                                 ensuring that the Security Interest is enforceable, perfected and otherwise effective; or

(b)                                 enabling the Agent to apply for any registration, or give any notification, in connection with the Security Interest; or

(c)                                  enabling the Agent to exercise rights in connection with the Security Interest.

SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

20.                               REPRESENTATIONS

The Company (in respect of itself and each member of the Group) and (other than in the case of the representations at paragraphs (f), (g), (h), (i), (j), (m), (p) and (q) of Clause 20.1) each other Obligor (in respect of itself and each of its Subsidiaries), represents and warrants to each Finance Party that:

20.1                        Representations and Warranties

(a)                                 (incorporation and existence) it has been duly incorporated as a company limited by shares, is validly existing under all applicable laws and has power and authority to carry on its business as it is now being conducted;

(b)                                 (power) it has power to enter into and observe its obligations under the Financing Documents to which it is a party;

(c)                                  (authorisations) it has in full force and effect the Authorisations necessary to enter into the Financing Documents to which it is a party, observe obligations under them and allow them to be enforced;

(d)                                 (validity of obligations) its obligations under the Financing Documents to which it is a party are valid and binding and are enforceable against it in accordance with their terms subject to statutes and equitable rules and remedies affecting creditors’ rights generally;

(e)                                  (no contravention or exceeding power) the Financing Documents to which it is a party and the transactions under them do not contravene:

(i)                                     its constituent documents; or

(ii)                                  any law, regulation or official directive by which it is bound; or

(iii)                               any of its obligations or undertakings by which it or any of its assets are bound; or

(iv)                              any limitation on its powers or the powers of its directors or other managing body;

(f)                                   (accuracy of accounts) the most recent audited consolidated Accounts of the Group are a true, fair and accurate statement of the financial position of the Group as at the date to which they are prepared and disclose or reflect all of the Group’s actual and contingent liabilities;

(g)                                  (no material change) there has been no change or development in the financial position of the Company, or in the consolidated financial position of the Group since the date to which the audited consolidated Accounts of the Group were last prepared which has or would have a Material Adverse Effect;

(h)                                 (disclosure) it has fully disclosed in writing to the Agent all facts relating to the Group, the Financing Documents and anything in connection with them which are material to the assessment of the nature and amount of the risk undertaken by the Agent or the Lenders in entering into the Financing Documents and doing anything in connection with them;

(i)                                     (financial information) the financial information (other than financial projections) in respect of the Group provided to the Lenders prior to the date of this Agreement is true, fair and accurate as at the date on which it was provided;

(j)                                    (preparation of accounts) the consolidated Accounts of the Group have been prepared in accordance with the Corporations Act and accounting principles and practices generally accepted in Australia and consistently applied over time;

(k)                                 (Default) no Default continues unremedied;

(l)                                     (ranking of obligations) its obligations under each Financing Document rank:

(i)                                     at least equally with all of its unsecured and unsubordinated indebtedness except liabilities mandatorily preferred by law; and

(ii)                                  ahead of all its subordinated indebtedness (if any);

(m)                             (default) no member of the Group is in default under a law, regulation, official directive, instrument, undertaking or obligation affecting any of them or their respective assets in any way which has or would have a Material Adverse Effect;

(n)                                 (insolvency) it is not Insolvent and there are no reasonable grounds to suspect that it is or will be Insolvent with the proviso that this representation and warranty is not provided in respect of any member (or members) of the Group which is Insolvent but which:

(i)                                     is not an Obligor; and

(ii)                                  has Total Tangible Assets of less than A$50,000,000 (or equivalent thereof in any other currency) by itself or in aggregate with any other members of the Group that are Insolvent and are not Obligors;

(o)                                 (related parties) no person has contravened or will contravene section 208 or section 209 of the Corporations Act by entering into any Financing Document or participating in any transaction in connection with any Financing Document;

(p)                                 (litigation) there is no:

(i)                                     pending or threatened action or proceedings to wind up or dissolve (or any analogous or similar action) the Company or any member of the Group; or

(ii)                                  pending or threatened litigation, action or proceedings affecting any member of the Group or any of their respective assets before a court, Governmental Agency, commission or arbitrator, in each case, which has, or would have a Material Adverse Effect;

(q)                                 (no immunity) neither it nor any of its Subsidiaries has immunity from the jurisdiction of a court or from legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise);

(r)                                    (not a trustee) it does not enter into any Financing Document in the capacity of a trustee, responsible entity or custodian of any trust, managed investment scheme or settlement;

(s)                                   (ownership) it is the beneficial owner of and has good title to all property held by it or on its behalf and all undertakings carried on by it free from Encumbrance other than Permitted Encumbrances;

(t)                                    (benefit) each Obligor benefits by executing the Financing Documents to which it is a party;

(u)                                 (certifications) the certifications given by the secretary or a director of an Obligor for the purposes of satisfying the conditions precedent referred to in Clause 4.1 or Clause 26 are true and complete;

(v)                                 (attorneys) each attorney of any Obligor which has or will execute any Financing Document under a power of attorney is duly authorised by all necessary corporate or other action of that Obligor to enter into that Financing Document under that power of attorney;

(w)                               (no violation of the Regulations) the borrowings made under this Agreement, and the use of proceeds thereof, will not violate, or give rise to a violation of, Section 7 of the Securities Exchange Act of 1934 or the Margin Regulations; and

(x)                                 (not subject to regulation) none of the transactions contemplated by this Agreement will violate the United States Investment Company Act of 1940 nor any rule, regulation or order of the Securities and Exchange Commission promulgated under such Act and none of the proceeds of any Loan will be borrowed or otherwise provided, directly or indirectly to any ‘investment company’ or any person controlled by an ‘investment company’ that is an affiliated person (within the meaning of the US Investment Company Act of 1940 (15 U.S.C. §§80a-1. et seq.)).

20.2                        ERISA Liabilities

The Company represents and warrants to the Lenders and the Agent that:

(a)                                 the aggregate liabilities of each Obligor, US Subsidiary and their ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal there from, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of this Agreement, would not have a Material Adverse Effect;

(b)                                 each Employee Plan is in compliance in all material respects in form and operation with ERISA and the Code; except as disclosed, each Employee Plan which is intended to be qualified under Section 401(a) of the Code has received from the IRS a favourable determination letter that is to be so qualified as to form;

(c)                                  to the knowledge of the Company, nothing has occurred since the date of such determination referred to in paragraph (b) above that would materially and adversely affect such determination and the fair market value of the assets of each Employee Plan subject to Title IV of ERISA is at least equal to the present value of the ‘benefit liabilities’ (within the meaning of Section 4001(a)(16) of ERISA) under such Employee Plan as of the date of the most recent actuarial valuation of such plan determined using the actuarial assumptions and method used by the actuary to such Employee Plan in its most recent valuation of such Employee Plan, except where the extent that the shortfall (if any) between such fair market value and such present value of the ‘benefit liabilities’ has not had and would not have a Material Adverse Effect;

(d)                                 each US Subsidiary has made all material contributions to or under each such Employee Plan, or any contract or agreement requiring contribution to an Employee Plan; none of any Obligor, US Subsidiary or their ERISA Affiliates have ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Employee Plan subject to Section 4064(a) of ERISA to which it made contributions each in a manner that would cause such US Subsidiary to incur a material liability; and

(e)                                  no US Subsidiary nor any of the ERISA Affiliates has incurred or reasonably expects to incur any liability to PBGC which would have a Material Adverse Effect other than for premiums under Section 4007 of ERISA.

20.3                        Continuation of representations and warranties

The Repeating Representations are also taken to be made on each Utilisation Date and the date of each compliance certificate provided under Clause 21(e) with reference to the facts and circumstances then existing on each date when those representations and warranties are taken to be made by this Clause 20.3.

20.4                        Anti-Corruption Laws and Sanctions

(a)                                 The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and its and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(b)                                 The Company, its Subsidiaries and, to the knowledge of the Company, its and the Subsidiaries’ respective directors officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(c)                                  None of the Company, any of its Subsidiaries or, to the knowledge of the Obligors, any of their respective directors, officers or employees, or their respective agents that will act in any capacity in connection with or benefit from the financial accommodation provided under this Agreement, is a Sanctioned Person.

(d)                                 No Utilisation, use of proceeds or other transactions contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

21.                               INFORMATION UNDERTAKINGS

The Company and, other than in the case of the undertakings at paragraphs (b), (c), (d), (e)and (g) of this Clause 21, each other Obligor undertakes:

(a)                                 (annual accounts) if an Obligor is at any time required by law in its place of incorporation to prepare annual Accounts, to give copies (in sufficient numbers for each Lender) of the annual Accounts of that Obligor to the Agent within 120 days after the end of that year;

(b)                                 (annual consolidated accounts) to give copies (in sufficient numbers for each Lender) of the audited consolidated annual Accounts of the Group for each financial year to the Agent within 120 days after the end of that year;

(c)                                  (half yearly consolidated accounts) to give copies (in sufficient number for each Lender) of the consolidated Accounts (audited if required under the Corporations Act) of the Group for the first half of each financial year to the Agent within 90 days after the end of that half year and all other reports (if any) as are required to be attached in order to comply with any legislation to which the Group is subject;

(d)                                 (information) to give the Agent:

(i)                                     copies of all information disclosed by the Company to the shareholders generally of the Company in their capacity as such where that information is required by law to be given to those shareholders and is material to the financial condition or operations of the Group; and

(ii)                                  any supporting information or evidence or other document or other information that the Agent reasonably requests from time to time;

(e)                                  (compliance certificates) at the time of providing the accounts under paragraphs (b) and (c) of this Clause 21 to give the Agent a certificate signed by an Authorised Officer of the Company confirming:

(i)                                     compliance by the Group with the financial undertakings in Clause 22 (which confirmation must also be signed by the auditors of the Company when providing the accounts under paragraph (b) of this Clause 21);

(ii)                                  compliance by each member of the Group with the negative pledge undertaking in Clause 23.3;

(iii)                               the representations and warranties repeated under Clause 20.3 are true and accurate; and

(iv)                              that there is no Default continuing,

or, if not, stating so and giving details of the circumstances and of all steps being taken to remedy the situation;

(f)                                   (notify details of Default) if a Default occurs, to notify the Agent promptly giving full details of the event and any step taken or proposed to remedy it (including, for the avoidance of doubt, notice of any litigation, action or proceedings of the nature referred to in Clause 20.1(p));

(g)                                  (change of Control) to notify the Agent, within five Business Days of actually becoming aware that:

(i)                                     any person has obtained Control of the Company;

(ii)                                  there has been a change of Control of the Company; or

(iii)                               the Company has become a Subsidiary of any person;

(h)                                 (notify details of Insolvency) if at any time a member of the Group becomes Insolvent, and that member:

(i)                                     is not an Obligor; and

(ii)                                  has Total Tangible Assets of less than A$50,000,000 (or equivalent thereof in any other currency) by itself or in aggregate with any other members of the Group that are Insolvent and are not Obligors,

(iii)                               to promptly notify the Agent giving full details of the event of Insolvency and any step taken or proposed in respect of the event of Insolvency; and

(i)                                     (change of Authorised Officer) to notify the Agent promptly upon there being any change in the Authorised Officers of an Obligor and provide such information as to permit each Lender to satisfy its ‘know your customer’ obligations in respect of any new Authorised Officer.

22.                               FINANCIAL COVENANTS

The Company undertakes that:

(a)                                 the ratio of EBITDA to Net Interest Expense as at the end of each Half Year in respect of the previous 12 months is not less than 3.5:1.0;

(b)                                 the ratio of Total Net Indebtedness to EBITDA as at the end of each Half Year in respect of the previous 12 months is not more than 3.75:1.0;

(c)                                  the Financial Indebtedness (excluding:

(i)                                     Financial Indebtedness owed to a member of the Group;

(ii)                                  Limited Recourse Indebtedness;

(iii)                               Financial Indebtedness owed by members of the Group which existed at the date that that member of the Group was acquired by the Group (the “Acquisition”), not being Financial Indebtedness incurred in anticipation of the Acquisition provided that such Financial Indebtedness is repaid in full within six months of the date of the Acquisition (or such other period as the Majority Lenders agree); and

(iv)                              the Subordinated Debt Allowance),

incurred by Subsidiaries of the Company who are not Guarantors shall not in aggregate exceed 7.5% of the Group’s Total Tangible Assets without the prior written consent of the Agent (acting on the instructions of the Majority Lenders).

For the avoidance of doubt the Subordinated Debt Allowance shall be excluded from the calculation of Total Net Indebtedness but the interest payments on the Subordinated Debt Allowance will be included in the calculation of Net Interest Expense.

For the purposes of calculating EBITDA with respect to paragraph (a) and (b) above, EBITDA will be adjusted to take into account the effects from any acquisitions or disposals made during the Half Year. The adjustments will be made on the basis of the historical EBITDA of the company or business acquired or disposed of in the Half Year.

23.                               GENERAL UNDERTAKINGS

23.1                        General

The Company and, other than in the case of the undertakings at paragraphs (d), (e)(i) and (f) of this Clause 23.1, each other Obligor undertakes:

(a)                                 (Subsidiaries’ accounts) to keep and ensure that each of its Subsidiaries keeps proper and adequate books of account;

(b)                                 (maintain authorisations) to obtain, maintain in full force and effect, renew on time and comply with the terms of each Authorisation necessary for it to enter into the Financing Documents to which it is a party, to comply with its obligations and exercise its rights under them and to allow them to be enforced;

(c)                                  (ranking of obligations) to ensure that its payment obligations under the Financing Documents rank and will at all times rank at least equally with all its other unsecured and unsubordinated obligations except obligations mandatorily preferred by law;

(d)                                 (wholly owned subsidiaries) to ensure that each Obligor will remain at all times a wholly owned Subsidiary of the Company unless:

(i)                                     in the case of a Borrower, otherwise agreed by all the Lenders; or

(ii)                                  in the case of an Obligor which is not a Borrower, otherwise agreed by the Majority Lenders;

(e)                                  (compliance)

(i)                                     to maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and its and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions; and

(ii)                                  to comply in all material respects with all applicable laws and regulations including without limitation all applicable anti-terrorism laws in each relevant jurisdiction;

(f)                                   (maintain business) to maintain the business of the Group within the broadly defined industry and concentrating on the areas in which it is currently engaged unless otherwise agreed to by the Majority Lenders; and

(g)                                  (insurances) to:

(i)                                     keep, and ensure that its Subsidiaries keep, its property and business insured for amounts that are prudent or usual for a person conducting a business similar to it, with financially sound and reputable insurance companies or with a wholly-owned Subsidiary of the Company on arms’ length terms; and

(ii)                                  on request, provide to the Agent certificates of currency or other evidence of currency in respect of all such insurance policies described in sub-paragraph (i) above.

23.2                        Purpose undertaking

The Borrowers undertake to use the Tranches only for the purpose set out in Clause 3.1. Despite this, none of the Lenders shall be obliged to concern itself with such application.

23.3                        Negative Pledge and Disposals

Each Obligor agrees:

(a)                                 not to create or allow to exist an Encumbrance on any part of its or any of its Subsidiaries’ assets or undertaking except:

(i)                                     any Permitted Encumbrances; or

(ii)                                  in the case of an Encumbrance created or allowed to exist by a member of the Group, any Encumbrance which secures Financial Indebtedness which in aggregate with all other Financial Indebtedness (other than Limited Recourse Indebtedness) secured by any Encumbrances (other than Encumbrances referred to in paragraphs (e) and (h) of the definition of Permitted Encumbrances) will not cause the Total Secured Liabilities of the Group to exceed an amount equal to 7.5% of the Total Tangible Assets of the Group; and

(b)                                 not to and to ensure that none of its Subsidiaries sell, convey, transfer, assign or dispose of all or a substantial part of its property (either in a single transaction or in a series of transactions whether related or not and whether voluntary or involuntary) where such sale, conveyance, transfer, assignment or disposal would have a Material Adverse Effect.

23.4                        New Guarantee Structure

To the extent that the Company introduces any cross guarantee structure into the Group (a “New Guarantee Structure”) involving its operating Subsidiaries who are not Obligors under this Agreement, it shall promptly extend the benefit of such New Guarantee Structure to the Lenders.

23.5                        Use of Proceeds

No Borrower will request any Utilisation, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its or their directors, officers, employees and agents shall not use, the proceeds of any Utilisation:

(a)                                 in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Anti-Corruption Laws;

(b)                                 for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country; or

(c)                                  in any manner that would result in the violation of any Sanctions applicable to any Party.

24.                               EVENTS OF DEFAULT

24.1                        Events of Default

Each of the events or circumstances set out in this Clause 24.1 is an Event of Default:

(a)                                 (non-payment - Financing Document) a Borrower does not pay any amount payable by it under any Financing Document in the manner required under it on the due date for payment, or where the failure to pay is due to a banking system delay or interruption, within two Business Days of the due date for payment;

(b)                                 (cross default) any present or future Financial Indebtedness of a member of the Group in an amount of not less than A$50,000,000 (or the equivalent thereof in any other currency) by itself or in aggregate with any other such Financial Indebtedness:

(i)            is not satisfied on time or at the end of its period of grace;

(ii)           becomes due and payable before its stated maturity or expiry unless arising out of the exercise of an option by the debtor which did not become exercisable as a result of a default or contravention by the debtor; or

(iii)          is not discharged at maturity or when called;

(c)                                  (enforcement against assets) distress is levied or a judgment, decree, order or Encumbrance is enforced (including by execution or other process) against any property of a member of the Group which is material in the context of the operations or financial position of the Group taken as a whole and which is not discharged within 21 days;

(d)                                 (representations) a representation or warranty in connection with a Financing Document is found to have been incorrect or misleading in a material respect when made or taken to be made and if the circumstances giving rise to the inaccuracy are remediable, the relevant party fails to remedy the same within 30 days of the earlier of when:

(i)            the Company becomes aware of the representation or warranty being incorrect or misleading in a material respect; and

(ii)           the Agent notifies the Company that the representation or warranty is incorrect or misleading in a material respect;

(e)                                  (Insolvency) a member of the Group becomes Insolvent and that member is:

(i)            an Obligor; or

(ii)           has Total Tangible Assets of A$50,000,000 or more (or the equivalent thereof in any other currency) by itself or in aggregate with any other members of the Group that are Insolvent and are not Obligors;

(f)                                   (appointment) a Controller, receiver, receiver and manager, administrator, administrative receiver, trustee, a person acting on behalf of any creditor or similar officer is appointed in respect of, or a person takes possession or assumes control of (either personally or through an agent), any part of the property of a member of the Group and is not removed or discharged within 21 days of appointment;

(g)                                  (ceasing business) an Obligor stops payment, ceases to carry on its business or a material part of it or substantially changes its business, or threatens to do any of those things, except to reconstruct or amalgamate while solvent on terms approved by the Majority Lenders (which approval will not be unreasonably withheld);

(h)                                 (voidable Financing Document) a Financing Document or a transaction in connection with it is or becomes (or is claimed to be) wholly or partly void, voidable or unenforceable or does not have (or is claimed not to have) the priority the Lenders intended it to have (‘claimed’ in this paragraph means claimed by an Obligor or anyone on behalf of any of them);

(i)                                     (change of ownership) any Obligor ceases to be a wholly owned Subsidiary of the Company and at that time there are any Loans by that Obligor outstanding or other moneys owing by that Obligor under this Agreement;

(j)                                    (Material Adverse Effect) an event occurs which has or would have (or a series of events occur which, together, have or would have), in the reasonable opinion of the Majority Lenders, a Material Adverse Effect;

(k)                                 (non-compliance with other obligations) an Obligor does not comply with any other obligation under any Financing Document or, if in the reasonable opinion of the Majority Lenders the non-compliance can be remedied (other than the undertakings in Clause 22(a) to 22(c)), the Obligor does not remedy such non-compliance within 30 days after notice from the Agent;

(l)                                     (illegality) any material obligation of an Obligor under a Financing Document or the performance of any such obligation is at any time illegal or invalid under any applicable law; and

(m)                             (management or investigation) a person is appointed under legislation:

(i)            to manage any part of the affairs of a member of the Group; or

(ii)           to investigate any part of the affairs of a member of the Group,

and that appointment has, in the reasonable opinion of the Agent (acting on the instructions of the Majority Lenders), a Material Adverse Effect.

24.2                        Consequences of an Event of Default

On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders, by notice to the Company:

(a)                                 cancel the Total Commitments, whereupon they shall immediately be cancelled;

(b)                                 declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Financing Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c)                                  declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent (acting on the instructions of the Majority Lenders).

If an Event of Default is or may be continuing the Agent (acting on the instructions of the Majority Lenders) may appoint a person to investigate this. Each Obligor shall cooperate with the person appointed and shall comply with every reasonable request they make. The Company will within five Business Days of demand pay the Agent the amount of all costs incurred by the Agent in connection with any investigation.

24.3                        Automatic Acceleration upon US Insolvency

Notwithstanding Clause 24.3, if an Event of Default under Clause 24.1(e) (Insolvency) shall occur in respect of the US Obligor, then without notice to the US Obligor or any other act by the Agent or any other person, the Loans to the US Obligor, interest thereon and all other amounts owed by the US Obligor under the Financing Documents shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.

SECTION 9

CHANGES TO PARTIES

25.                               CHANGES TO THE LENDERS

25.1                        Assignments and transfers by the Lenders

Subject to this Clause 25, a Lender (the “Existing Lender”) may:

(a)                                 assign, or create any interest in, any of its rights; or

(b)                                 transfer by novation any of its rights and obligations,

under the Financing Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (including credit derivatives) (the “New Lender”).

25.2                        Conditions of assignment or transfer

(a)                                 Subject to paragraph (b), consent of the Company is required for an assignment or transfer by a Lender, unless:

(i)            the assignment or transfer is to another Lender or an Affiliate of a Lender;

(ii)           an Event of Default is continuing; or

(iii)          the assignment or transfer is to a securitisation or funding vehicle where the Lender remains lender of record,

provided that there are not less than two Lenders or one Lender with a Relevant Lending Office in Australia remaining after such assignment or transfer.

(b)                                 The consent of the Company to an assignment or transfer (including any assignment or transfer by way of sub-participation) must not be unreasonably withheld or delayed or subject to unreasonable conditions. Without limiting the right of the Company to withhold its consent to an assignment or transfer by way of sub-participation, any Lender which is an assignor or transferor by way of sub-participation must remain the Lender of record following such assignment or transfer. The Company will be deemed to have given its consent five Business Days after the Lender has requested it unless consent is expressly refused by the Company within that time.

(c)                                  Where a Lender assigns rights but does not transfer by novation obligations, then for the purposes of Clause 29 (Sharing among the Finance Parties), any amount received or recovered by the assignee will be taken to be received by that Lender.

(d)                                 A transfer will only be effective if the procedure set out in Clause 25.5 (Procedure for transfer) is complied with.

(e)                                  If:

(i)            a Lender assigns or transfers any of its rights or obligations under the Financing Documents or changes its Relevant Lending Office; and

(ii)           as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Relevant Lending Office under Clause 14 (Tax gross-up and indemnities) or Clause 15.1 (Increased Costs), then the New Lender or Lender acting through its new Relevant Lending Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Relevant Lending Office would have been if the assignment, transfer or change had not occurred.

(f)                                   A Lender may not assign or transfer any of its rights or obligations under the Financing Documents or change its Relevant Lending Office, if the New Lender or the Lender acting through its new Relevant Lending Office would be entitled to exercise any rights under Clause 9.1 (Illegality) as a result of circumstances existing at the date the assignment, transfer or change is proposed to occur.

(g)                                  A Tranche A Lender which has an A$ Swingline Sub-Commitment or a US$ Swingline Sub-Commitment may not assign or transfer its rights and obligations in respect of its Tranche A Commitment unless it assigns or transfers a corresponding proportion of its rights and obligations in respect of its A$ Swingline Sub-Commitment or US$ Swingline Sub-Commitment to either the New Lender or another Lender who already has an A$ Swingline Sub-Commitment or US$ Swingline Sub-Commitment (as applicable).

(h)                                 A Lender must bear its own costs and expenses (including legal fees) in connection with any such assignment or transfer.

25.3                        Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect or the Transfer Certificate is delivered to the Agent under Clause 25.5 (Procedure for transfer), pay to the Agent (for its own account) a fee of A$3,000 (plus any Indirect Tax if applicable).

25.4                        Limitation of responsibility of Existing Lenders

(a)                                 Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)            the legality, validity, effectiveness, adequacy or enforceability of the Financing Documents or any other documents;

(ii)           the financial condition of any Obligor or any other person;

(iii)          the performance and observance by any Obligor or any other person of its obligations under the Financing Documents or any other documents; or

(iv)          the accuracy of any statements (whether written or oral) made in or in connection with any Financing Document or any other document,

and any representations or warranties implied by law are excluded.

(b)                                 Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)            has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities and any other person in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Financing Document; and

(ii)           will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities and any other person whilst any amount is or may be outstanding under the Financing Documents or any Commitment is in force.

(c)                                  Nothing in any Financing Document obliges an Existing Lender to:

(i)            accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this Clause 25; or

(ii)           support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor or any other person of its obligations under the Financing Documents or otherwise.

25.5                        Procedure for transfer

(a)                                 Subject to the conditions set out in Clause 25.2 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered by the Existing Lender and the New Lender. The Agent shall, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)                                 The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender once it is satisfied it has complied with all necessary “know your customer” or other similar other checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)                                  Each party to this Agreement other than the Existing Lender irrevocably authorises the Agent to execute any Transfer Certificate on its behalf.

(d)                                 No Existing Lender shall be obliged to execute a Transfer Certificate until it has received an amount equal to the Existing Lender’s participation in each Loan outstanding as at the Transfer Date.

(e)                                  On the Transfer Date:

(i)            to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under this Agreement, each of the Obligors and the Existing Lender shall be released from further obligations towards one another under this Agreement and their respective rights against one another shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)           each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that

Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)          the Agent, the Original Mandated Lead Arrangers and Bookrunners, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been a Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Original Mandated Lead Arrangers and Bookrunners, the Existing Lender and the other Lenders shall each be released from further obligations to each other under this Agreement;

(iv)          the New Lender shall become a Party as a “Lender” and entitled to the benefits of any other Financing Document entered into by the Agent as agent for the Lenders; and

(v)           An assignment or transfer to a New Lender which is not already a Lender will not be effective until the Agent has carried out all steps necessary to comply with under the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth) and any “know your customer” or other similar checks in relation to the New Lender under any other applicable laws and regulations of any country. On completion of those checks, the Agent shall promptly notify the Existing Lender and the New Lender.

25.6                        Assignment to Federal Reserve Bank

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, without notice to or consent of any party, to any U.S. Federal Reserve Bank provided that (i) no Lender shall be relieved of any of its obligations under this Agreement as a result of any such assignment and pledge and (ii) in no event shall such U.S. Federal Reserve Bank be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action under this Agreement.

25.7                        Disclosure of information

Any Lender and its officers and agents may disclose to any of its Affiliates and any other person:

(a)                                 to (or through) whom that Lender assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under this Agreement;

(b)                                 with (or through) whom that Lender enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments may be made by reference to, this Agreement or any Obligor;

(c)                                  which is a head office of a Lender, any of its Subsidiaries or Subsidiaries of its Holding Company, Affiliates, representative and branch offices in any jurisdiction (“Permitted Parties”);

(d)                                 which is a rating agency to the extent required by them;

(e)                                  which is an insurer or insurance broker, or direct or indirect provider of credit protection to any Permitted Party to the extent required by them, if the Company has given its consent (such consent not to be unreasonably withheld or delayed);

(f)                                   who is an officer, employee, adviser, professional adviser, service provider or auditor of the Permitted Parties who are under a duty of confidentiality to the Permitted Parties;

(g)                                  which is an actual or potential assignee, novatee, transferee, participant or sub-participant in relation to any of the Lender’s rights and/or obligations under any agreement (or any agent or adviser of any of the foregoing);

(h)                                 which is a court or tribunal or regulatory, supervisory, governmental or quasi-governmental authority with jurisdiction over the Permitted Parties (whether connection with legal proceedings or otherwise); or

(i)                                     to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation,

any information about any Obligor, the Group and the Financing Documents as that Lender shall consider appropriate provided that, in relation to paragraphs (a), (b), (c) and (g) above, the person to whom the information is to be disclosed is or has agreed to be bound by a duty of confidentiality.

26.                               CHANGES TO THE OBLIGORS

26.1                        Assignments and transfer by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Financing Documents.

26.2                        Additional Borrowers

(a)                                 The Company may make a request to the Agent that any of its wholly owned Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if:

(i)            the Company provides at least 10 Business Days’ notice to the Agent (which shall promptly notify the Lenders);

(ii)           all Lenders approve the addition of that Subsidiary as an Additional Borrower, provided that no such approval shall be required if the Subsidiary is incorporated in Australia, the United Kingdom or the United States of America;

(iii)          the Company delivers to the Agent a duly completed and executed Accession Letter;

(iv)          the Company confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower;

(v)           the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent required to be delivered by an Additional Obligor) in relation to that Additional Borrower, each in form and substance satisfactory to the Agent (acting on the instructions of all Lenders); and

(vi)          the Additional Borrower also becomes an Additional Guarantor.

(b)                                 The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent required to be delivered by an Additional Obligor).

26.3                        Resignation of a Borrower

(a)                                 The Company may request that a Borrower (other than the Company) ceases to be a Borrower by delivering to the Agent a Resignation Letter.

(b)                                 The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)            no Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case); and

(ii)           the Borrower is under no actual or contingent obligations as a Borrower under any Financing Documents (for the avoidance of doubt, excluding any contingent obligations it may be under as a Guarantor) and it has not delivered a Utilisation Request in the previous 7 days; and

(iii)          the release has been approved by the Majority Lenders,

whereupon that company shall cease to be a Borrower and shall have no further rights or obligations under the Financing Documents, other than rights and obligations that have accrued up to the date of the Resignation Letter.

26.4                        Additional Guarantors

(a)                                 The Company may elect that any of its wholly owned Subsidiaries become an Additional Guarantor (whether or not related to compliance with the financial covenants set out in Clause 22). That Subsidiary shall become an Additional Guarantor if:

(i)            the Company delivers to the Agent a duly completed and executed Accession Letter executed as a deed; and

(ii)           the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent required to be delivered by an Additional Obligor) in relation to that Additional Guarantor, each in form and substance satisfactory to the Agent (acting on the instructions of all Lenders).

(b)                                 The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent required to be delivered by an Additional Obligor).

26.5                        Repetition of Representations

Delivery of an Accession Letter constitutes confirmation by the relevant Subsidiary that:

(a)                                 in relation to a US Subsidiary, the representations in Clauses 20.1 and 20.2; and

(b)                                 in relation to a Subsidiary which is not a US Subsidiary, the representations in Clause 20.1,

are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

26.6                        Resignation of a Guarantor

(a)                                 The Company may request that a Guarantor (other than the Company) ceases to be a Guarantor by delivering to the Agent a Resignation Letter.

(b)                                 The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)            the Guarantor is not a Borrower (or will cease to be a Borrower in accordance with Clause 26.3 (Resignation of a Borrower) at the same time as resigning as a Guarantor);

(ii)           no Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case);

(iii)          the Guarantor is under no actual obligations as a Guarantor under any Financing Documents; and

(iv)          the release has been approved by the Majority Lenders,

whereupon that company shall cease to be a Guarantor and shall have no further rights or obligations under the Financing Documents.

SECTION 10

THE FINANCE PARTIES

27.                               ROLE OF THE AGENT AND THE ORIGINAL MANDATED LEAD ARRANGERS BOOKRUNNERS AND REFERENCE BANKS

27.1                        Appointment of the Agent

(a)                                 Each other Finance Party appoints the Agent to act as its agent under and in connection with the Financing Documents. The Agent will be agent for the Original Mandated Lead Arrangers and Bookrunners and the Lenders except as described in paragraph (c)

(b)                                 Each other Finance Party authorises the Agent to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Financing Documents together with any other incidental rights, powers, authorities and discretions.

(c)                                  Where the Agent provides services in connection with the administration of the Loans, that is when it calculates rates and amounts, keeps records, receives and distributes payments and information received under Clause 21(a) (Annual accounts) and Clause 21(d) (Information), and receives and deals with Utilisation Requests, it does not provide those services as agent for the Original Mandated Lead Arrangers and Bookrunners or the Lenders, but as principal, but the remainder of this Clause 27 still applies.

(d)                                 The Agent shall provide the Company with administration and facilitation services in connection with the negotiation, preparation, printing, execution, syndication and ongoing maintenance of, compliance with and variations of:

(i)            this Agreement and any other documents referred to in this Agreement; and

(ii)           any other Financing Documents executed after the date of this Agreement,

in each case, to the satisfaction of the Finance Parties.

(e)                                  Where the Agent acquires third party services in the course of providing the services described in paragraph (d), the Agent will acquire those services on its own account and not as agent for the Original Mandated Lead Arrangers and Bookrunners, the Lenders or the Company, but the remainder of Clause 27 still applies.

27.2                        Duties of the Agent

(a)                                 The Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.

(b)                                 Except where a Financing Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(c)                                  If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Lenders.

(d)                                 If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent or the Original Mandated Lead Arrangers and Bookrunners) under this Agreement it shall promptly notify the other Finance Parties.

(e)                                  The Agent’s duties under the Financing Documents are solely mechanical and administrative in nature. The Agent has no other duties except as expressly provided in the Financing Documents.

27.3                        Role of the Original Mandated Lead Arrangers and Bookrunners

Except as specifically provided in the Financing Documents, the Original Mandated Lead Arrangers and Bookrunners have no obligations of any kind to any other Party under or in connection with any Financing Document.

27.4                        No fiduciary duties

(a)                                 Nothing in this Agreement constitutes the Agent or any Original Mandated Lead Arranger and Bookrunner as a trustee or fiduciary of any other person.

(b)                                 Neither the Agent nor any Original Mandated Lead Arrangers and Bookrunners shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

27.5                        Business with the Group

The Agent and the Original Mandated Lead Arrangers and Bookrunners may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

27.6                        Rights and discretions of the Agent

(a)                                 The Agent may rely on:

(i)            any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)           any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)                                 The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)            no Default has occurred (unless it has actual knowledge of a Default arising under Clause 24.1(a) (Non-payment — Financing Document));

(ii)           any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and

(iii)          any notice or request made by the Company is made on behalf of and with the consent and knowledge of all the Obligors.

(c)                                  The Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)                                 The Agent may act in relation to the Financing Documents through its personnel and agents.

(e)                                  The Agent may disclose to any other Finance Party any information it reasonably believes it has received as Agent under this Agreement.

(f)                                   Notwithstanding any other provision of any Financing Document to the contrary, the Agent is not obliged to do or to omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

27.7                        Majority Lenders’ instructions

(a)                                 Unless a contrary indication appears in a Financing Document (including Clause 36.2), the Agent shall:

(i)            (A)                                exercise any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from acting or exercising any right, power, authority or discretion vested in it as Agent); and

(B)                               request information under Clause 21(d) if reasonably instructed by a Lender; and

(ii)           not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with such an instruction of the Lenders.

(b)                                 Unless a contrary indication appears in a Financing Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties.

(c)                                  The Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) or under paragraph (d) until it has received such security as it may require for any cost, loss or liability (together with any associated Indirect Tax) which it may incur in complying with the instructions.

(d)                                 In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e)                                  The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Financing Document.

27.8                        Responsibility for documentation

No Finance Party:

(a)                                 is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Finance Party, any Obligor or any other person given in or in connection with any Financing Document; or

(b)                                 is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Financing Document or any other agreement, arrangement or document.

27.9                        Exclusion of liability

(a)                                 Without limiting paragraph (b) below, the Agent will not be liable for any action taken by it, or for omitting to take action under or in connection with any Financing Document, unless directly caused by its gross negligence or wilful misconduct.

(b)                                 No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Financing Document and any officer, employee or agent of the Agent may rely on this Clause.

(c)                                  The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Financing Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

27.10                 Lenders’ indemnity to the Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) in acting as Agent under the Financing Documents, including for the avoidance of doubt, costs incurred as a result of a non receipt of payment from an Obligor under Clause 18 (unless the Agent has been reimbursed by an Obligor pursuant to a Financing Document).

27.11                 Resignation of the Agent

(a)                                 The Agent may resign and appoint one of its Affiliates acting through an office in Australia as successor by giving notice to the other Finance Parties and the Company.

(b)                                 Alternatively the Agent may resign by giving notice to the Lenders and the Company, in which case the Majority Lenders (after consultation with the Company) may appoint a successor Agent.

(c)                                  If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the Agent (after consultation with the Company) may appoint a successor Agent (acting through an office in the same time zone in Australia).

(d)                                 The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Financing Documents and for the purposes of transferring the rights and obligations referred to in paragraph (f) below.

(e)                                  The Agent’s resignation notice shall only take effect upon the appointment of a successor.

(f)                                   Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Financing Documents but shall remain entitled to the benefit of this Clause 27. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)                                  After consultation with the Company, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above.

(h)                                 The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Financing Documents, either:

(i)            the Agent fails to respond to a request under Clause 14.10 (FATCA Information) and the Company or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)           the information supplied by the Agent pursuant to Clause 14.10 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)          the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) the Company or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Company or that Lender, by notice to the Agent, requires it to resign.

27.12                 Confidentiality

(a)                                 In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)                                 If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

27.13                 Relationship with the Lenders

(a)                                 The Agent may treat each Lender as a Lender, entitled to payments under this Agreement and acting through its Relevant Lending Office unless it has received not less than five Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)                                 Each Lender shall supply the Agent with any information required by the Agent in order to calculate any Mandatory Cost in accordance with Schedule 12 (Mandatory Cost Formulae).

27.14                 Credit appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Financing Document, each Lender confirms to the Agent and the Original Mandated Lead Arrangers and Bookrunners that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Financing Document including:

(a)                                 the financial condition, status and nature of each member of the Group;

(b)                                 the legality, validity, effectiveness, adequacy or enforceability of any Financing Document and any other agreement, arrangement or document;

(c)                                  whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Financing Document, the transactions contemplated by the Financing Documents or any other agreement, arrangement or document;

(d)                                 the adequacy, accuracy and/or completeness of any other information provided by the Agent, any Party or by any other person under or in connection with any Financing Document, the transactions contemplated by the Financing Documents or any other agreement, arrangement or document; and

(e)                                  the compliance by any Obligor or any other person with the Financing Documents or any other documents.

27.15                 Reference Banks

If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Agent shall (in consultation with the Company) appoint another Lender or an Affiliate of a Lender or any bank approved by the Majority Lenders to replace that Reference Bank.

27.16                 Deduction from amounts payable to the Agent

If any Party owes an amount to the Agent under the Financing Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payments to that Party which the Agent would otherwise be obliged to make under the Financing Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Financing Documents that Party shall be regarded as having received any amount so deducted.

27.17         Role of Reference Banks

(a)                                         No Reference Bank is under any obligation to provide a quotation or any other information to the Agent.

(b)                                         No Reference Bank will be liable for any action taken by it under or in connection with any Financing Document, or for any Reference Bank Quotation, unless directly caused by its gross negligence or wilful misconduct.

(c)                                          No Party (other than the relevant Reference Bank) may take any proceedings against any officer, employee or agent of any Reference Bank in respect of any claim it might have against that Reference Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Financing Document, or to any Reference Bank Quotation, and any officer, employee or agent of each Reference Bank may rely on this Clause 27.17.

27.18                 Third party Reference Banks

A Reference Bank which is not a Party may rely on Clause 27.17 (Role of Reference Banks) and Clause 43 (Confidentiality of Funding Rates and Reference Bank Quotations).

28.                               CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)                                 interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)                                 oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)                                  oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

29.                               SHARING AMONG THE FINANCE PARTIES

29.1                        Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers (including any combination of accounts or set off) any amount from an Obligor other than in accordance with Clause 30 (Payment mechanics) and applies that amount to a payment due under the Financing Documents then:

(a)                                 the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Agent;

(b)                                 the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 30 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

(c)                                  the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 30.5 (Partial payments).

29.2                        Redistribution of payments

(a)                                 The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) in accordance with Clause 30.5 (Partial payments).

(b)                                 Unless paragraph (c) applies:

(i)            the receipt or recovery referred to in Clause 29.1 (Payments to Finance Parties) will be taken to have been a payment for the account of the Agent and not to the Recovering Finance Party for its own account, and the liability of the relevant Obligor to the Recovering Finance Party will only be reduced to the extent of any distribution retained by the Recovering Finance Party under Clause 29.1(c); and

(ii)           (without limiting sub-paragraph (i)) the relevant Borrower shall indemnify the Recovering Finance Party against a payment under Clause 29.1(c) to the extent that (despite sub-paragraph (i)) its liability has been discharged by the recovery or payment.

(c)                                  Where:

(i)            the amount referred to in Clause 29.1 (Payments to Finance Parties) above was received or recovered otherwise than by payment (for example, set off); and

(ii)           the relevant Obligor, or the person from whom the receipt or recovery is made, is insolvent at the time of the receipt or recovery, or at the time of the payment to the Agent, or becomes insolvent as a result of the receipt or recovery, then the following will apply so that the Finance Parties have the same rights and obligations as if the money had been paid by the relevant Obligor to the Agent for the account of the Finance Parties and distributed accordingly:

(iii)          each other Finance Party will assign to the Recovering Finance Party an amount of the debt owed by the relevant Obligor to that Finance Party under the Financing Documents equal to the amount received by that Finance Party under paragraph (a);

(iv)          the Recovering Finance Party will be entitled to all rights (including interest and voting rights) under the Financing Documents in respect of the debt so assigned; and

(v)           that assignment will take effect automatically on payment of the Sharing Payment by the Agent to the other Finance Party.

29.3                        Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)                                 each Finance Party which has received a share of the relevant Sharing Payment pursuant to Clause 29.2 (Redistribution of payments) shall, upon request of the Agent, pay to the Agent for account of that Recovering Finance Party an amount equal to its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay);

(b)                                 to the extent necessary, any debt assigned under Clause 29.2(c) will be reassigned; and

(c)                                  the relevant Obligor will be liable to the reimbursing Finance Party for the amount so reimbursed.

29.4                        Exceptions

(a)                                 This Clause 29 shall not apply to the extent that the Recovering Finance Party would not, after making the payment pursuant to this Clause 29, have a valid and enforceable claim (or right of proof in an administration) against the relevant Obligor.

(b)                                 A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)            it notified the other Finance Party of the legal or arbitration proceedings; and

(ii)           the other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice or did not take separate legal or arbitration proceedings.

SECTION 11

ADMINISTRATION

30.                               PAYMENT MECHANICS

30.1                        Payments to the Agent

(a)                                 On each date on which an Obligor or a Lender is required to make a payment under a Financing Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Financing Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)                                 Payment shall be made to such account:

(i)            in the case of Australian dollars, at the city of the Agent; or

(ii)           in the case of any other currency, in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in a Participating Member State or London), with such bank as the Agent specifies.

(c)                                  Payment by an Obligor to the Agent for the account of a Finance Party satisfies the Obligor’s obligation to make that payment.

30.2                        Distributions by the Agent

Each payment received by the Agent under the Financing Documents for another Party shall, subject to Clause 30.3 (Distributions to an Obligor) and Clause 30.4 (Clawback) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Relevant Lending Office), to such account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank in Australia, in the case of Australian dollars, and, in the case of any other currency, in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London).

30.3                        Distributions to an Obligor

The Agent may (with the consent of the Obligor or in accordance with Clause 31 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Financing Documents or in or towards purchase of any amount of any currency to be so applied.

30.4                        Clawback

(a)                                 Where a sum is to be paid by a Party (the “Payer”) to the Agent under the Financing Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum, but it may assume that it has received that sum, and pay that other Party accordingly.

(b)                                 If the Agent pays the sum to that other Party and it proves to be the case that the Agent had not actually received that sum, then that other Party to whom that sum (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund it to the Agent together with interest from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

(c)                                  The Payer will still remain liable to make the assumed payment, but until the other Party does repay the Agent under paragraph (b), the Payer’s liability will be to the Agent in the Agent’s own right.

(d)                                 If the Payer is an Obligor any interest on the amount of the assumed payment accruing before recovery will belong to the Agent. If the Payer is a Finance Party interest will accrue daily on the amount of the assumed payment at the rate determined by the Agent, in line with its usual practice, for advances of similar duration to financial institutions of the standing of the Finance Party, and the Finance Party will pay that interest on demand.

(e)                                  If the Agent actually receives interest accrued on a particular day under paragraph (d) in respect of an amount, and also actually receives interest under paragraph (b) accrued on the same day on the same amount, it will be repay to the Payer the interest received under paragraph (b).

30.5                        Partial payments

(a)                                 If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Financing Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Financing Documents in the following order:

(i)            first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Finance Parties under the Financing Documents;

(ii)           secondly, in or towards payment pro rata of any accrued interest, fees or commission due but unpaid under this Agreement;

(iii)          thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(iv)          fourthly, in or towards payment pro rata of any other sum due but unpaid under the Financing Documents.

(b)                                 Paragraph (a) above will override any appropriation made by an Obligor.

30.6                        No set-off by Obligors

All payments to be made by an Obligor under the Financing Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

30.7                        Business Days

(a)                                 Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)                                 During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or the Unpaid Sum at the rate payable on the original due date.

30.8                        Currency of account

(a)                                 Subject to paragraphs (b) to (e) below, the Base Currency is the currency of account and payment for any sum due from an Obligor under any Financing Document.

(b)                                 A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated on its due date.

(c)                                  Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

(d)                                 Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)                                  Any amount expressed to be payable in a currency other than the Base Currency shall be paid in that other currency.

30.9                        Change of currency

(a)                                 Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)            any reference in the Financing Documents to, and any obligations arising under the Financing Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Company); and

(ii)           any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)                                 If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

31.                               SET-OFF

If an Event of Default is continuing a Finance Party may, but need not, set off any matured obligation due from an Obligor under the Financing Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor (whether or not matured), regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

32.                               NOTICES

32.1                        Communications in writing

Subject to Clause 32.4 (Electronic transmission of notice by or to the Agent) any communication to be made under or in connection with the Financing Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter or if the recipient so agrees, by electronic transmission.

32.2                        Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Financing Documents is:

(a)                                 in the case of the Company, that identified with its name below;

(b)                                 in the case of each Lender or an Original Obligor, that specified in Schedule 1 (The Parties) or notified in writing to the Agent on or prior to the date on which it becomes a Party; and

(c)                                  in the case of the Agent, that identified with its name below,

or any substitute address, fax number, email address (if applicable), or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days’ notice.

Address for service of Notices:

Agent: Level 3, 275 Kent Street, Sydney NSW 2000

Fax number (02) 8254 8341 (with a copy of funding notices also to (02) 8254 1869)

32.3                        Delivery

(a)                                 Any communication or document made or delivered by one person to another under or in connection with the Financing Documents will only be effective:

(i)            if by way of fax, when received in legible form; or

(ii)           if by way of letter, when it has been left at the relevant address or 5 Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

(iii)          if by way of electronic transmission:

(A)                               (if the recipient has agreed to receive the notice by electronic transmission) when received in legible form by the recipient; or

(B)                               if it complies with the rules under Clause 32.4 (Electronic transmission of notice by or to the Agent);

and, if a particular department or officer is specified as part of its address details provided under Clause 32.2 (Addresses), if addressed to that department or officer.

(b)                                 Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent’s signature below (or any substitute department or officer as the Agent shall specify for this purpose).

(c)                                  All notices from an Obligor shall be sent through the Agent.

(d)                                 Any communication or document made or delivered to the Company in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

Subject to Clause 32.4 (Electronic transmission of notice by or to the Agent) and Clause 32.6 (Reliance), all notices must be signed by an Authorised Officer of the sender.

32.4                        Electronic transmission of notice by or to the Agent

(a)                                 Commencing on a date to be determined by the Agent and notified to the other parties to this Agreement, notices, requests, demands, consents, approvals, agreements or other communications to or by the Agent:

(i)            may be given by e-mail in a manner established by the Agent and agreed with the Borrower; and

(ii)           will be taken to be given or made upon:

(A)                               receipt by the sender of a delivery receipt in respect of an email it has sent to the relevant party’s Nominated E-mail Address; and

(B)                               if the date of dispatch is not a Business Day or the time of dispatch is after 5:00pm in the location of dispatch, it shall be deemed to have been received at the opening of business on the next Business Day.

(b)                                 The following definition applies for the purposes of this Clause.

“Nominated E-mail Address” means the e-mail address notified by a party to the Agent in writing (or in the case of the Agent, to the Borrower and each Lender) at least 5 days before any e-mail is sent by that party in accordance with this Agreement.

32.5                        Notification of address, fax number and email address

Promptly upon receipt of notification of an address, fax number and email address or change of address, fax number or email address pursuant to Clause 32.2 (Addresses) of an Obligor or changing its own address, fax number or email address, the Agent shall notify the other Parties.

32.6                        Reliance

Any notice sent under this Clause 32 can be relied on by the recipient if the recipient reasonably believes the notice to be genuine and if it bears what appears to be the signature (original, facsimile or PDF copy) of an Authorised Officer of the sender (without the need for further enquiry or confirmation). Each Party must take reasonable care to ensure that no forged, false or unauthorised notices are sent to another Party.

32.7                        English language

(a)                                 Any notice given under or in connection with any Financing Document must be in English.

(b)                                 All other documents provided under or in connection with any Financing Document must be:

(i)            in English; or

(ii)           if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

32.8                        Company and Obligors

Each Obligor irrevocably authorises the Company to give and receive notices and communications on its behalf (including Utilisation Requests). Other Parties may rely on any such notice or communication by the Company as given on behalf of the Obligor, and the Obligor is bound by it.

33.                               CALCULATIONS AND CERTIFICATES

33.1                        Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Financing Document, the entries made in the accounts maintained by a Finance Party are sufficient evidence of the matters to which they relate unless the contrary is proved.

33.2                        Certificates and Determinations

Any certification or determination by a Finance Party of an exchange rate, a rate of interest or amount under Clause 12.3 (Break Costs), Clause 14 (Tax gross up and indemnities) or Clause 15 (Increased costs) or under any Financing Document is sufficient evidence of the matters to which it relates and any certification or determination by a Finance Party of any other matter is sufficient evidence of the matters to which it relates unless the contrary is proved.

33.3                        Day count convention

Any interest, commission or fee accruing under a Financing Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and in the case of currencies other than Australian Dollars, Hong Kong Dollars and Sterling a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

34.                               PARTIAL INVALIDITY

If, at any time, any provision of the Financing Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

35.                               REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Financing Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

36.                               AMENDMENTS AND WAIVERS

36.1                        Required consents

(a)                                 Subject to Clause 36.2 (Exceptions) or as otherwise provided in this Agreement, any term of the Financing Documents may be amended or waived only in writing with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties.

(b)                                 The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause.

(c)                                  If a Lender does not accept or reject a waiver or amendment request communicated to it by the Agent within 15 Business Days after receipt of such request for Majority Lender decisions (or, in the case of a matter which requires the consent of all Lenders, 20 Business Days after receipt of such request for all Lender decisions) or such longer period agreed between a Borrower and the Agent, the Agent shall apply the following:

(i)            For the purposes of determining the Majority Lenders under Clause 36.1(a), the relevant Lender’s participation in the Loans (or in the event that there are no Loans outstanding, the relevant Lender’s Commitment) will be regarded as nil; and

(ii)           For the purposes of determining all Lenders under Clause 36.2(a), the relevant Lender’s participation in the Loans (or in the event that there are no Loans outstanding, the relevant Lender’s Commitment) will be regarded as nil.

36.2                        Exceptions

(a)                                 An amendment or waiver that has the effect of changing or which relates to:

(i)            the definition of “Majority Lenders” in Clause 1.1 (Definitions);

(ii)           a waiver of any of the conditions precedent under Clause 4.1 (Initial conditions precedent);

(iii)          an extension to the date of payment of any amount under the Financing Documents (other than an amendment in respect of a Tranche made under Clause 8.3 (Extension Procedure));

(iv)          a change to the definition of Base Rate or formulae for the calculation of Mandatory Costs;

(v)           a change to the definition of Available Currency;

(vi)          a reduction in the Margin, a reduction in the amount, or a change in the currency, of any payment of principal, interest, fees or commission payable or any other payment obligation (other than an amendment in respect of a Tranche made under Clause 8.3 (Extension Procedure));

(vii)         an increase in or extension of Commitments (other than under Clause 25) or a decrease in Commitments which is not rateable (other than an amendment in respect of a Tranche made under Clause 8.3 (Extension Procedure) or an increase in Commitment in accordance with Clause 2.3 (Increase));

(viii)        a change to the Borrowers or Guarantors other than in accordance with Clause 26 (Changes to the Obligors);

(ix)          any provision which expressly requires the consent of all the Lenders; or

(x)           Clause 2.2 (Finance Parties’ rights and obligations), Clause 25 (Changes to the Lenders), Clause 29 (Sharing among the Finance Parties) or this Clause 36,

shall not be made without the prior consent of all the Lenders.

(b)                                 An amendment or waiver which relates to the rights or obligations of the Agent or the Original Mandated Lead Arrangers and Bookrunners or a Reference Bank (each in their capacity as such) may not be effected without the consent of the Agent or the Original Mandated Lead Arrangers and Bookrunners or the Reference Bank, as the case may be.

37.                               COUNTERPARTS

Each Financing Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Financing Document.

38.                               INDEMNITIES AND REIMBURSEMENT

All indemnities and reimbursement obligations in each Financing Document are continuing and survive termination of the Financing Document, repayment of the Loans and cancellation or expiry of the Commitments.

39.                               ACKNOWLEDGEMENT

(a)                                 Except as expressly set out in the Financing Documents none of the Asia Pacific Loan Market Association, the Finance Parties or any of their advisers have given any representation or warranty or other assurance to any Obligor in relation to the Financing Documents and the transactions they contemplate, including as to tax or other effects. The Obligors have not relied on any of them or on any conduct (including any recommendation) by any of them. The Obligors have obtained their own tax and legal advice.

(b)                                 The Code of Banking Practice does not apply to the Financing Documents and the transactions under them.

40.                               ANTI-MONEY LAUNDERING

(a)                                 The Borrowers agree that the Lenders may delay, block or refuse to process any transaction (including, for the avoidance of doubt, the accession to this Agreement of an Additional Obligor) without incurring any liability if the Lenders reasonably suspect that:

(i)            the transaction breaches any laws or regulations in Australia or any other country relevant to the transaction;

(ii)           the transaction involves any person (natural, corporate or governmental) in a manner that would breach economic and trade sanctions imposed by Australia, the United States or the European Union or imposed by any other country binding on the Lender; or

(iii)          the transaction directly or indirectly involves the proceeds of, or involves proceeds which are to be applied for the purposes of, conduct which is unlawful in Australia or any other country relevant to the transaction and the transaction would breach or cause the Lenders to breach any laws binding on the Lenders.

As soon as practicable after the Lenders form that suspicion and to the extent legally permitted advise the Agent as such, the Agent will (to the extent not prohibited by law) notify the Borrowers and will consult in good faith as to a solution.

(b)                                 The Borrowers must provide all information to the Lenders which the Lenders reasonably require in order to manage their money-laundering, terrorism-financing or economic and trade sanctions risk or to comply with any laws or regulations in Australia or any other country. The Borrowers agree that the Lenders may disclose any information concerning the Borrower to any law enforcement agency, regulatory agency or court where required by any such law or regulation in Australia or elsewhere and to any correspondent bank that a Lender uses to make a payment for the purpose of compliance with any such law or regulation.

(c)                                  Unless it has disclosed that it is acting in a trustee, responsible entity or custodian capacity or on behalf of another party, the Borrowers warrant that they are acting on their own behalf in entering into the Financing Documents, provided that it is acknowledged and agreed that the Company may act as agent on behalf of the other Obligors in respect of certain Financing Documents.

(d)                                 The Borrowers declare and undertake to the Lenders that they will not instruct the Lenders to carry out or process a transaction if the transaction or the processing of the transaction by the Lenders would breach any laws or regulations in Australia or any other country.

41.                               USA PATRIOT ACT

(a)                                 Each Lender hereby notifies each Obligor that pursuant to the requirements of the USA Patriot Act Title III of Pub. L. 107 56 (signed into law October 26, 2001) (the “Patriot Act”) such Lender is required to obtain, verify and record information that identifies such Obligor (including any Additional Obligor), which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the Patriot Act.

(b)                                 Each Obligor acknowledges and agrees that it will comply with any request for information the Agent or a Lender for the purposes of compliance with the Patriot Act.

42.                               PRIVACY

(a)                                 If an Obligor gives the Agent personal information about someone else, or directs someone else to give their personal information to the Agent, that Obligor must show that person a copy of the Privacy Statement so that they understand the manner in which their personal information may be used or disclosed.

(b)                                 Each Finance Party acknowledges that the Australian Privacy Principles set out in the Privacy Act 1998 (Cth) apply to all personal information of any officer, director or employee of an Obligor, collected and disclosed for the purposes of, or in connection with, this agreement and agrees to hold that personal information in accordance with those principles.

43.                               CONFIDENTIALITY OF FUNDING RATES AND REFERENCE BANK QUOTATIONS

43.1                        Confidentiality and disclosure

(a)                                 The Agent and each Obligor agree to keep each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b), (c) and (d) below.

(b)                                 The Agent may disclose:

(i)            any Funding Rate (but not, for the avoidance of doubt, any Reference Bank Quotation) to the relevant Borrower pursuant to Clause 10.4 (Notification of rates of interest); and

(ii)           any Funding Rate or any Reference Bank Quotation to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement agreed between the Agent and the relevant Lender or Reference Bank, as the case may be.

(c)                                  The Agent may disclose any Funding Rate or any Reference Bank Quotation, and each Obligor may disclose any Funding Rate, to:

(i)            any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate or Reference Bank Quotation is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or Reference Bank Quotation or is otherwise bound by requirements of confidentiality in relation to it;

(ii)           any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)          any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and

(iv)          any person with the consent of the relevant Lender or Reference Bank, as the case may be.

(d)                                 The Agent’s obligations in this Clause 43 relating to Reference Bank Quotations are without prejudice to its obligations to make notifications under Clause 10.4 (Notification of rates of interest) provided that (other than pursuant to paragraph (b)(i) above) the Agent shall not include the details of any individual Reference Bank Quotation as part of any such notification.

43.2                        Related obligations

(a)                                 The Agent and each Obligor acknowledge that each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and each Obligor undertake not to use any Funding Rate or, in the case of the Agent, any Reference Bank Quotation for any unlawful purpose.

(b)                                 The Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender or Reference Bank, as the case may be:

(i)       of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 43.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(ii)      upon becoming aware that any information has been disclosed in breach of this Clause 43.

43.3                        No Event of Default

No Event of Default will occur under Clause 24.1(k) (non-compliance with other obligations) by reason only of an Obligor’s failure to comply with this Clause 43.

SECTION 12

GOVERNING LAW AND ENFORCEMENT

44.                               GOVERNING LAW

This Agreement is governed by the laws of the state of Victoria, Australia.

45.                               ENFORCEMENT

45.1                        Jurisdiction

(a)                                 The courts having jurisdiction in the state of Victoria, Australia have nonexclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”).

(b)                                 The Parties agree that those courts are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)                                  Each Party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within paragraph (a).

(d)                                 This Clause 45.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions and, notwithstanding paragraph (a) above and without limitation any New York State court or U.S. federal court sitting in the City and County of New York also has jurisdiction to settle any Dispute and Amcor Finance (USA), Inc. submits to the jurisdiction of those courts.

45.2                        Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in Australia):

(a)                                 irrevocably appoints the Company as its agent for service of process in relation to any proceedings in connection with any Financing Document; and

(b)                                 agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

Each Party expressly agrees and consents to the provisions of this Clause 45.

This Agreement has been entered into on the date stated at the beginning of this Agreement.